485BPOS

As filed with the Securities and Exchange Commission on April 29, 2011

1933 Act Registration Number: 333-77993

1940 Act Registration Number: 811-09277

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	X

Pre-Effective Amendment No.

Post-Effective Amendment No. 19	X

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	X

Amendment No. 19

(Check appropriate box or boxes.)

Viking Mutual Funds

(Exact name of Registrant as Specified in Charter)

1 North Main Street, Minot, North Dakota	58703
(Address of principal offices)	(Zip code)

Registrant's Telephone Number, Including Area Code 701-852-5292

Shannon D. Radke, 1 North Main Street, Minot, ND 58703

(Name and Address of Agent for Service)

With Copies to:

Mark J. Kneedy, Chapman and Cutler LLP, 111 West Monroe Street, Chicago, IL 60603-4080

Approximate Date of Proposed Public Offering As soon as practicable after effectiveness

It is proposed that this filing will become effective (check appropriate box)

immediately upon filing pursuant to paragraph (b)

X	on May 2, 2011, pursuant to paragraph (b)

60 days after filing pursuant to paragraph (a)(1)

on (date), pursuant to paragraph (a)(1)

75 days after filing pursuant to paragraph (a)(2)

on (date), pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered: Shares of Beneficial Interest

[Logo]	VIKING MUTUAL FUNDS
PO BOX 500
MINOT, ND 58702

PROSPECTUS

April 30, 2011

This prospectus describes the following three funds managed by Viking Fund Management, LLC:
Viking Tax-Free Fund for Montana (Ticker: VMTTX)
Viking Tax-Free Fund for North Dakota (Ticker: VNDFX)
Viking Small-Cap Value Fund (Ticker: VSVAX)

Mutual Funds:

•	are not insured by the FDIC or any other government agency

•	have no bank guarantees

•	may lose value, so an investor may lose money

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS

VIKING TAX-FREE FUND FOR MONTANA—SUMMARY	1

VIKING TAX-FREE FUND FOR NORTH DAKOTA—SUMMARY	7

VIKING SMALL-CAP VALUE FUND—SUMMARY	13

ADDITIONAL INFORMATION ABOUT THE FUNDS	17
Investment Objectives	17
Portfolio Holdings	17

DISTRIBUTIONS AND TAXES	17
Dividends and Capital Gain Distributions	17
Taxes	17

MANAGEMENT	20
Manager-of-Managers	22

FUND SERVICE PROVIDERS	22

YOUR ACCOUNT	23
Sales Charges	23
Sales Charge Reductions and Waivers	24
Buying Shares	25
Investor Services	26
Selling Shares	27
Account Policies	29
Shareholder Inquiries and Mailings	33

FINANCIAL HIGHLIGHTS	33

ADDITIONAL INFORMATION	38
Annual/Semiannual Report to Shareholders	38
Statement of Additional Information (SAI)	38

VIKING TAX-FREE FUND FOR MONTANA—SUMMARY

Investment Objective

The Fund seeks the highest level of current income that is exempt from federal and Montana personal income taxes and is consistent with preservation of capital.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts with respect to purchases of shares of the Fund if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund or in other funds in the Integrity/Viking family of funds. More information about these and other discounts is available from your financial professional and in "Your Account" on page 23 of the Fund's prospectus and "Buying and Selling Shares" on page 30 of the Fund's statement of additional information.

Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	3.75%
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of purchase price or redemption proceeds)	1.50%
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fee (as a percentage of amount redeemed, if applicable)	None
Exchange Fee	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.50%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses	0.60%
Acquired Fund Fees and Expenses(1)	0.01%
Total Annual Fund Operating Expenses	1.36%
Fee Waivers and Expense Reimbursements(2)	(0.28)%
Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements	1.08%

__________________________________

(1)

Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. The Total Annual Fund Operating Expenses do not correlate with the ratio of expenses to average net assets in the Fund's financial highlights, which reflect the operating expenses of the Fund and do not include Acquired Fund Fees and Expenses.

(2)

The Fund's investment adviser has contractually agreed to waive fees and reimburse expenses from April 30, 2011 through April 29, 2012 so that Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements (excluding taxes, brokerage fees, commissions, extraordinary and non-recurring expenses, and Acquired Fund Fees and Expenses) do not exceed 1.07% of average daily net assets. If the Fund incurred extraordinary or non-recurring expenses, Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements would be higher than what is shown in the table above. This expense limitation agreement may only be terminated or modified prior to April 29, 2012 with the approval of the Fund's Board of Trustees.

Example

This Example is intended to help you compare the cost of investing in the Fund with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$482	$770	$1,089	$2,035

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 25.34% of the average value of its portfolio.

Principal Investment Strategies

To pursue its objective, the Fund normally invests:

•

at least 80% of its net assets (including any borrowings for investment purposes) in municipal securities that pay interest free from federal income taxes, including the federal alternative minimum tax;

•

at least 80% of its net assets (including any borrowings for investment purposes) in municipal securities that pay interest free from Montana personal income taxes, although the Fund tries to invest all of its assets in these securities.

Municipal bonds are debt securities issued by or on behalf of states, territories, and possessions of the United States and their political subdivisions, agencies, authorities, and instrumentalities. The two general classifications of municipal bonds are "general obligation" and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its faith, credit, and taxing power for the payment of principal and interest. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source.

The investment manager actively manages the Fund's portfolio by selecting securities that it believes will provide the best balance between risk and return within the Fund's range of allowable investments. The investment manager will consider selling a security with deteriorating credit or limited upside potential compared to other available bonds.

The Fund may invest up to 30% of its net assets in U.S. territorial obligations (including qualifying obligations of Puerto Rico, the U.S. Virgin Islands, and Guam), the interest on which is exempt from federal and Montana personal income taxes. The Fund may invest up to 20% of its net assets in private activity bonds (which are revenue bonds that finance privately operated facilities), the interest on which is a tax preference item for purposes of the federal alternative minimum tax.

The Fund may invest more than 25% of its net assets in municipal securities that finance similar types of projects, such as education, healthcare, housing, industrial development, transportation, utilities, or pollution control. Economic, business, political, or other changes can affect all securities of a similar type.

All of the municipal securities in which the Fund invests are rated investment grade (BBB- or higher) at the time of purchase by a nationally recognized statistical rating service such as Standard and Poor's Ratings Services or Moody's Investors Service, Inc. or are of comparable quality as determined by the Fund's investment manager. If, subsequent to the purchase of a municipal security, the rating of a municipal security falls below investment grade, the Fund will not be required to dispose of the security.

Under normal circumstances, the Fund will maintain an average stated maturity at between eight and twenty-two years.

During unusual market or other conditions, the Fund may temporarily depart from its investment objective and invest up to 100% of its assets in short-term U.S. Government obligations, cash, and cash equivalents. During such times, the Fund may be unable to pursue its investment objective. In addition, these short-term investments may be taxable.

The Fund does not buy securities on margin, sell securities short, use commodities or futures contracts, or use derivative securities of any kind.

Principal Risks

As with all mutual funds, there is the risk that you could lose money through your investment in the Fund. Many factors affect the Fund's net asset value and performance. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

General risk. There is no assurance that the Fund will meet its investment objective. The Fund's share price, and the value of your investment, may change. When the value of the Fund's investments goes down, so does its share price. Similarly, when the value of the Fund's investments goes up, its share price does as well. Since the value of the Fund's shares can go up or down, it is possible to lose money by investing in the Fund.

Non-diversified fund. Because the Fund is non-diversified, it may invest a relatively high percentage of its assets in a limited number of issuers; therefore its investment return is more likely to be impacted by changes in the market value and returns of any one issuer.

Municipal volatility risk. The municipal market can be significantly affected by a number of factors, including adverse tax, legislative or political changes, changes in interest rates, general economic and market conditions, and the financial condition of the issuers of municipal securities.

Single-state fund. Because the Fund focuses its investments in the municipal securities of Montana, adverse economic, political, or regulatory occurrences in Montana will have a greater impact on investment returns than would be the case for a municipal securities fund investing nationally. Montana's economy is based primarily on agriculture, tourism, energy, mining, and the processing of minerals and agricultural/forest products. Specific issues may arise pertaining to these sectors that may have an impact on the ability of local municipal securities issuers to meet their obligations.

Interest rate risk. When interest rates rise, debt security prices fall. When interest rates fall, debt security prices go up. Generally, interest rates rise during times of inflation or a growing economy, and fall during an economic slowdown or recession.

Income risk. The income from the Fund's portfolio may decline because of falling market interest rates. This can result when the Fund invests the proceeds from new share sales, or from matured or called bonds, at market rates that are below the portfolio's current earnings rate.

Maturity risk. Generally, longer-term securities are more susceptible to changes in value as a result of interest-rate changes than are shorter-term securities.

Credit risk. Credit risk is the possibility that an issuer will be unable to make interest payments or repay principal. Changes in an issuer's financial strength or in a security's credit rating may affect its value. Securities supported by insurance or other credit enhancements have the credit risk of the entity providing the insurance or other credit support. Changes in the credit quality of the insurer or other credit provider could affect the value of the security and the Fund's share price. Not all securities are rated. In the event that rating agencies assign different ratings to the same security, the Fund's investment manager will determine which rating it believes best reflects the security's quality and risk at that time. Credit risks associated with certain particular classifications of municipal securities include:

General Obligation Bonds—Timely payments depend on the issuer's credit quality, ability to raise tax revenues, and ability to maintain an adequate tax base.

Revenue Bonds—Payments depend on the money earned by the particular facility or class of facilities, or the amount of revenues derived from another source.

Private Activity Bonds—Municipalities and other public authorities issue private activity bonds to finance development of facilities for use by a private enterprise. The private enterprise pays the principal and interest on the bond, and the issuer does not pledge its full faith, credit, and taxing power for repayment.

Municipal insurance risk. The Fund's investments may include investments in insured municipal securities. Municipal security insurance does not guarantee the value of either individual municipal securities or of shares of the Fund. In addition, a municipal security insurance policy generally will not cover: (i) repayment of a municipal security before maturity (redemption), (ii) prepayment or payment of an acceleration premium (except for a mandatory sinking fund redemption) or any other provision of a bond indenture that advances the maturity of the bond or (iii) nonpayment of principal or interest caused by negligence or bankruptcy of the paying agent. A mandatory sinking fund redemption may be a provision of a municipal security issue whereby part of the municipal security issue may be retired before maturity. Adverse developments in the bond insurance industry may negatively affect the value of the Fund's insured municipal securities (if any) and the Fund. Because a significant portion of the municipal securities issued and outstanding are insured by a small number of insurance companies, an event involving one or more of these insurance companies could have a significant adverse effect on the value of the securities insured by that insurance company and on the municipal markets as a whole. The value of a municipal security will be affected by the credit standing of its insurer. If the credit quality of an insurer is downgraded, the rating on a municipal security insured by such insurer may also be downgraded. This may, in turn, sharply reduce and in some cases eliminate the value provided by insurance. Moreover, having multiple securities insured by the same insurer will increase the adverse effects on the Fund that are likely to result from a downgrading of, or a default by, such insurer.

Call risk. Call risk is the likelihood that a security will be prepaid (or "called") before maturity. An issuer is more likely to call its bonds when interest rates are falling, because the issuer can issue new bonds with lower interest payments. If a bond is called, the Fund may have to replace it with a lower-yielding security.

Extension risk. Extension risk is the risk that an issuer will exercise its right to pay principal on an obligation held by the Fund later than expected. This may happen during a period of rising interest rates. Under these circumstances, the value of the obligation will decrease and the Fund will suffer from the inability to invest in higher yielding securities.

Portfolio strategy. The investment manager's skill in choosing appropriate investments for the Fund will determine in part the Fund's ability to achieve its investment objective.

Inflation risk. There is a possibility that the rising prices of goods and services may have the effect of offsetting a Fund's real return. This is likely to have a greater impact on the returns of bond funds and money market funds, which historically have had more modest returns in comparison to equity funds. As inflation increases, the value of the Fund's assets can decline as can the value of the Fund's distributions.

Tax risk. Income from municipal securities held by the Fund could be declared taxable because of unfavorable changes in tax laws, adverse interpretations by the Internal Revenue Service or state tax authorities, or noncompliant conduct of a bond issuer. In addition, a portion of the Fund's otherwise exempt-interest dividends may be taxable to those shareholders subject to the federal alternative minimum tax.

Municipal sector risk. The Fund may invest more than 25% of its total assets in municipal securities that finance, or pay interest from the revenues of, similar projects that tend to be impacted the same or similar ways by economic, business, or political developments, which would increase credit risk. For example, legislation on the financing of a project or a declining economic need for the project would likely affect all similar projects.

Risks of health care revenue bonds. The Fund may invest in health care revenue bonds. The health care sector is subject to regulatory action by a number of private and governmental agencies, including federal, state, and local governmental agencies. A major source of revenues for the health care sector is payments from the Medicare and Medicaid programs. As a result, the sector is sensitive to legislative changes and reductions in governmental spending for such programs. Numerous other factors may affect the sector, such as general economic conditions; demand for services; expenses (including malpractice insurance premiums); and competition among health care providers.

Risks of educational revenue bonds. The Fund may invest in educational revenue bonds. These include municipal securities that are obligations of issuers which are, or which govern the operation of, schools, colleges, and universities and whose revenues are derived mainly from ad valorem taxes, or for higher education systems, from tuition, dormitory revenues, grants, and endowments. Litigation or legislation pertaining to ad valorem taxes may affect sources of funds available for the payment of school bonds. College and university obligations may be affected by the possible inability to raise tuitions and fees sufficiently to cover increased operating costs, the uncertainty of continued receipt of Federal grants and state funding, and new government or legislation or regulations which may adversely affect the revenues or costs of such issuers. In addition, student loan revenue bonds, which are generally offered by state (or substate) authorities or commissions and backed by pools of student loans, may be affected by numerous factors, including the rate of student loan defaults, seasoning of the loan portfolio, student repayment deferral periods of forbearance, potential changes in federal legislation, and state guarantee agency reimbursement.

Fund Performance

The following bar chart and table provide some indication of the risks of investing in the Fund. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at www.integrityvikingfunds.com or by calling 800-276-1262.

The bar chart below shows the variability of the Fund's performance from year to year. The bar chart and highest/lowest quarterly returns that follow do not reflect sales charges, and if these charges were reflected, the returns would be less than those shown.

Total Annual Return per Calendar Year (bar chart)
2001	4.48%
2002	9.90%
2003	4.45%
2004	4.05%
2005	1.96%
2006	4.15%
2007	2.96%
2008	-4.66%
2009	11.97%
2010	1.93%

During the ten-year period shown in the bar chart, the highest return for a quarter was 6.39% (quarter ended September 30, 2009) and the lowest return for a quarter was -4.60% (quarter ended December 31, 2010).

The table below shows the Fund's average annual returns for 1, 5, and 10 years, and since inception, and how they compare with those of a broad measure of market performance. The return information has been restated to reflect current sales charges. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts ("IRAs").

	Average Annual Total Returns (for the periods ended December 31, 2010)
	1 Year	5 Years	10 Years	Since Inception (August 3, 1999)

Return Before Taxes	-1.87%	2.35%	3.64%	3.66%
Return After Taxes
On Distributions	-1.87%	2.35%	3.63%	3.65%
On Distributions and Sale of Fund Shares	-0.99%	2.58%	3.71%	3.73%
Barclays Capital Municipal Bond Index (reflects no deduction for fees, expenses or taxes)	2.37%	4.09%	4.84%	5.09%

Management

Investment Adviser

Viking Fund Management, LLC is the Fund's investment adviser.

Portfolio Managers

Shannon D. Radke, Lead Portfolio Manager and President of Viking Fund Management, LLC, has served as the Fund's portfolio manager since its inception in August 1999. Monte Avery, Senior Portfolio Manager, began serving as the Fund's co-portfolio manager in April 2010.

Purchase and Sale of Fund Shares

You may purchase, redeem, or exchange shares of the Fund on any business day, which is any day the New York Stock Exchange is open for business. You may purchase, redeem, or exchange shares of the Fund either through a financial advisor or directly from the Fund. Minimum investments are described below:

Minimum Investments	Initial	Additional
Regular Accounts	$500	$25
UGMA/UTMA Accounts	$250	$25
IRAs, Roth IRAs, SEP IRAs, Simple IRAs, or IRA rollovers	$250	$25
Retirement Accounts (other than IRAs, Roth IRAs, SEP IRAs, Simple IRAs, or IRA rollovers)	$25	$25
Automatic Investment Plan	$25	$25

You may contact the Fund's transfer agent, Integrity Fund Services, LLC, by mail at PO Box 759, Minot, ND 58702, or by calling 800-601-5593.

Tax Information

Distributions of the Fund's net interest income from tax-exempt securities are generally expected to be exempt from regular federal income tax; however, distributions derived from interest paid on certain "private activity bonds" may be subject to the federal alternative minimum tax. In addition, a portion of the Fund's distributions may be taxable as ordinary income or capital gains. The Fund's distributions may also be subject to state and local taxes. The tax treatment of distributions is the same whether you reinvest them in additional Fund shares or receive them in cash.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's Web site for more information.

VIKING TAX-FREE FUND FOR NORTH DAKOTA—SUMMARY

Investment Objective

The Fund seeks the highest level of current income that is exempt from federal and North Dakota personal income taxes and is consistent with preservation of capital.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts with respect to purchases of shares of the Fund if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund or in other funds in the Integrity/Viking family of funds. More information about these and other discounts is available from your financial professional and in "Your Account" on page 23 of the Fund's prospectus and "Buying and Selling Shares" on page 30 of the Fund's statement of additional information.

Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	3.75%
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of purchase price or redemption proceeds)	1.50%
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fee (as a percentage of amount redeemed, if applicable)	None
Exchange Fee	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.50%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses	0.67%
Total Annual Fund Operating Expenses	1.42%
Fee Waivers and Expense Reimbursements(1)	(0.35)%
Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements	1.07%

__________________________________

(1)

The Fund's investment adviser has contractually agreed to waive fees and reimburse expenses from April 30, 2011 through April 29, 2012 so that Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements (excluding taxes, brokerage fees, commissions, extraordinary and non-recurring expenses, and acquired fund fees and expenses) do not exceed 1.07% of average daily net assets. If the Fund incurred extraordinary or non-recurring expenses, Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements would be higher than what is shown in the table above. This expense limitation agreement may only be terminated or modified prior to April 29, 2012 with the approval of the Fund's Board of Trustees.

Example

This Example is intended to help you compare the cost of investing in the Fund with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$481	$782	$1,115	$2,103

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 29.47% of the average value of its portfolio.

Principal Investment Strategies

To pursue its objective, the Fund normally invests:

•

at least 80% of its net assets (including any borrowings for investment purposes) in municipal securities that pay interest free from federal income taxes, including the federal alternative minimum tax;

•

at least 80% of its net assets (including any borrowings for investment purposes) in municipal securities that pay interest free from North Dakota personal income taxes, although the Fund tries to invest all of its assets in these securities.

Municipal bonds are debt securities issued by or on behalf of states, territories, and possessions of the United States and their political subdivisions, agencies, authorities, and instrumentalities. The two general classifications of municipal bonds are "general obligation" and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its faith, credit, and taxing power for the payment of principal and interest. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source.

The investment manager actively manages the Fund's portfolio by selecting securities that it believes will provide the best balance between risk and return within the Fund's range of allowable investments. The investment manager will consider selling a security with deteriorating credit or limited upside potential compared to other available bonds.

The Fund may invest up to 30% of its net assets in U.S. territorial obligations (including qualifying obligations of Puerto Rico, the U.S. Virgin Islands, and Guam), the interest on which is exempt from federal and North Dakota personal income taxes. The Fund may invest up to 20% of its net assets in private activity bonds (which are revenue bonds that finance privately operated facilities), the interest on which is a tax preference item for purposes of the federal alternative minimum tax.

The Fund may invest more than 25% of its net assets in municipal securities that finance similar types of projects, such as education, healthcare, housing, industrial development, transportation, utilities, or pollution control. Economic, business, political, or other changes can affect all securities of a similar type.

All of the municipal securities in which the Fund invests are rated investment grade (BBB- or higher) at the time of purchase by a nationally recognized statistical rating service such as Standard and Poor's Ratings Services or Moody's Investors Service, Inc. or are of comparable quality as determined by the Fund's investment manager. If, subsequent to the purchase of a municipal security the rating of a municipal security falls below investment grade, the Fund will not be required to dispose of the security.

Under normal circumstances, the Fund will maintain an average stated maturity at between eight and twenty-two years.

During unusual market or other conditions, the Fund may temporarily depart from its investment objective and invest up to 100% of its assets in short-term U.S. Government obligations, cash, and cash equivalents. During such times, the Fund may be unable to pursue its investment objective. In addition, these short-term investments may be taxable.

The Fund does not buy securities on margin, sell securities short, use commodities or futures contracts, or use derivative securities of any kind.

Principal Risks

As with all mutual funds, there is the risk that you could lose money through your investment in the Fund. Many factors affect the Fund's net asset value and performance. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

General risk. There is no assurance that the Fund will meet its investment objective. The Fund's share price, and the value of your investment, may change. When the value of the Fund's investments goes down, so does its share price. Similarly, when the value of the Fund's investments goes up, its share price does as well. Since the value of the Fund's shares can go up or down, it is possible to lose money by investing in the Fund.

Non-diversified fund. Because the Fund is non-diversified, it may invest a relatively high percentage of its assets in a limited number of issuers; therefore its investment return is more likely to be impacted by changes in the market value and returns of any one issuer.

Municipal volatility risk. The municipal market can be significantly affected by a number of factors, including adverse tax, legislative or political changes, changes in interest rates, general economic and market conditions, and the financial condition of the issuers of municipal securities.

Single-state fund. Because the Fund focuses its investments in the municipal securities of North Dakota, adverse economic, political or regulatory occurrences in North Dakota will have a greater impact on investment returns than would be the case for a municipal securities fund investing nationally. North Dakota's economy is based primarily on agriculture, mining, and energy. Specific issues may arise pertaining to these sectors that may have an impact on the ability of local municipal securities issuers to meet their obligations.

Interest rate risk. When interest rates rise, debt security prices fall. When interest rates fall, debt security prices go up. Generally, interest rates rise during times of inflation or a growing economy, and fall during an economic slowdown or recession.

Income risk. The income from the Fund's portfolio may decline because of falling market interest rates. This can result when the Fund invests the proceeds from new share sales, or from matured or called bonds, at market rates that are below the portfolio's current earnings rate.

Maturity risk. Generally, longer-term securities are more susceptible to changes in value as a result of interest-rate changes than are shorter-term securities.

Credit risk. Credit risk is the possibility that an issuer will be unable to make interest payments or repay principal. Changes in an issuer's financial strength or in a security's credit rating may affect its value. Securities supported by insurance or other credit enhancements have the credit risk of the entity providing the insurance or other credit support. Changes in the credit quality of the insurer or other credit provider could affect the value of the security and the Fund's share price. Not all securities are rated. In the event that rating agencies assign different ratings to the same security, the Fund's investment manager will determine which rating it believes best reflects the security's quality and risk at that time. Credit risks associated with certain particular classifications of municipal securities include:

General Obligation Bonds—Timely payments depend on the issuer's credit quality, ability to raise tax revenues, and ability to maintain an adequate tax base.

Revenue Bonds—Payments depend on the money earned by the particular facility or class of facilities, or the amount of revenues derived from another source.

Private Activity Bonds—Municipalities and other public authorities issue private activity bonds to finance development of facilities for use by a private enterprise. The private enterprise pays the principal and interest on the bond, and the issuer does not pledge its full faith, credit, and taxing power for repayment.

Municipal insurance risk. The Fund's investments may include investments in insured municipal securities. Municipal security insurance does not guarantee the value of either individual municipal securities or of shares of the Fund. In addition, a municipal security insurance policy generally will not cover: (i) repayment of a municipal security before maturity (redemption), (ii) prepayment or payment of an acceleration premium (except for a mandatory sinking fund redemption) or any other provision of a bond indenture that advances the maturity of the bond or (iii) nonpayment of principal or interest caused by negligence or bankruptcy of the paying agent. A mandatory sinking fund redemption may be a provision of a municipal security issue whereby part of the municipal security issue may be retired before maturity. Adverse developments in the bond insurance industry may negatively affect the value of the Fund's insured municipal securities (if any) and the Fund. Because a significant portion of the municipal securities issued and outstanding are insured by a small number of insurance companies, an event involving one or more of these insurance companies could have a significant adverse effect on the value of the securities insured by that insurance company and on the municipal markets as a whole. The value of a municipal security will be affected by the credit standing of its insurer. If the credit quality of an insurer is downgraded, the rating on a municipal security insured by such insurer may also be downgraded. This may, in turn, sharply reduce and in some cases eliminate the value provided by insurance. Moreover, having multiple securities insured by the same insurer will increase the adverse effects on the Fund that are likely to result from a downgrading of, or a default by, such insurer.

Call risk. Call risk is the likelihood that a security will be prepaid (or "called") before maturity. An issuer is more likely to call its bonds when interest rates are falling, because the issuer can issue new bonds with lower interest payments. If a bond is called, the Fund may have to replace it with a lower-yielding security.

Extension risk. Extension risk is the risk that an issuer will exercise its right to pay principal on an obligation held by the Fund later than expected. This may happen during a period of rising interest rates. Under these circumstances, the value of the obligation will decrease and the Fund will suffer from the inability to invest in higher yielding securities.

Portfolio strategy. The investment manager's skill in choosing appropriate investments for the Fund will determine in part the Fund's ability to achieve its investment objective.

Inflation risk. There is a possibility that the rising prices of goods and services may have the effect of offsetting a Fund's real return. This is likely to have a greater impact on the returns of bond funds and money market funds, which historically have had more modest returns in comparison to equity funds. As inflation increases, the value of the Fund's assets can decline as can the value of the Fund's distributions.

Tax risk. Income from municipal securities held by the Fund could be declared taxable because of unfavorable changes in tax laws, adverse interpretations by the Internal Revenue Service or state tax authorities, or noncompliant conduct of a bond issuer. In addition, a portion of the Fund's otherwise exempt-interest dividends may be taxable to those shareholders subject to the federal alternative minimum tax.

Municipal sector risk. The Fund may invest more than 25% of its total assets in municipal securities that finance, or pay interest from the revenues of, similar projects that tend to be impacted the same or similar ways by economic, business, or political developments, which would increase credit risk. For example, legislation on the financing of a project or a declining economic need for the project would likely affect all similar projects.

Risks of health care revenue bonds. The Fund may invest in health care revenue bonds. The health care sector is subject to regulatory action by a number of private and governmental agencies, including federal, state, and local governmental agencies. A major source of revenues for the health care sector is payments from the Medicare and Medicaid programs. As a result, the sector is sensitive to legislative changes and reductions in governmental spending for such programs. Numerous other factors may affect the sector, such as general economic conditions; demand for services; expenses (including malpractice insurance premiums); and competition among health care providers.

Risks of educational revenue bonds. The Fund may invest in educational revenue bonds. These include municipal securities that are obligations of issuers which are, or which govern the operation of, schools, colleges, and universities and whose revenues are derived mainly from ad valorem taxes, or for higher education systems, from tuition, dormitory revenues, grants, and endowments. Litigation or legislation pertaining to ad valorem taxes may affect sources of funds available for the payment of school bonds. College and university obligations may be affected by the possible inability to raise tuitions and fees sufficiently to cover increased operating costs, the uncertainty of continued receipt of Federal grants and state funding, and new government or legislation or regulations which may adversely affect the revenues or costs of such issuers. In addition, student loan revenue bonds, which are generally offered by state (or substate) authorities or commissions and backed by pools of student loans, may be affected by numerous factors, including the rate of student loan defaults, seasoning of the loan portfolio, student repayment deferral periods of forbearance, potential changes in federal legislation, and state guarantee agency reimbursement.

Risks of electric utility revenue bonds. The Fund may invest in electric utility revenue bonds. Risks associated with electric utility revenue bonds include: (a) the availability and costs of fuel; (b) the availability and costs of capital; (c) the effects of conservation on energy demand; (d) the effects of rapidly changing environmental, safety, and licensing requirements, and other federal, state, and local regulations; (e) timely and sufficient rate increases; and (f) opposition to nuclear power.

Risks of gas utility revenue bonds. The Fund may invest in gas utility revenue bonds. Gas utilities are subject to the risks of supply conditions and increased competition from other providers of utility services. In addition, gas utilities are affected by gas prices, which may be magnified to the extent that a gas company enters into long-term contracts for the purchase or sale of gas at fixed prices, since such prices may change significantly and to the disadvantage of the gas utility in the open market. Gas utilities are particularly susceptible to supply and demand imbalances due to unpredictable climate conditions and other factors and are subject to regulatory risks as well.

Risks of water and sewer revenue bonds. The Fund may invest in water and sewer revenue bonds. Issuers of water and sewer bonds face public resistance to rate increases, costly environmental litigation, and Federal environmental mandates. In addition, the lack of water supply due to insufficient rain, run-off, or snow pack may be a concern.

Fund Performance

The following bar chart and table provide some indication of the risks of investing in the Fund. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at www.integrityvikingfunds.com or by calling 800-276-1262.

The bar chart below shows the variability of the Fund's performance from year to year. The bar chart and highest/lowest quarterly returns that follow do not reflect sales charges, and if these charges were reflected, the returns would be less than those shown.

Total Annual Return per Calendar Year (bar chart)
2001	3.26%
2002	10.07%
2003	4.60%
2004	3.76%
2005	2.24%
2006	4.77%
2007	2.77%
2008	-4.89%
2009	13.77%
2010	1.48%

During the ten-year period shown in the bar chart, the highest return for a quarter was 6.38% (quarter ended September 30, 2009) and the lowest return for a quarter was -4.56% (quarter ended December 31, 2010).

The table below shows the Fund's average annual returns for 1, 5, and 10 years, and since inception, and how they compare with those of a broad measure of market performance. The return information has been restated to reflect current sales charges. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts ("IRAs").

	Average Annual Total Returns (for the periods ended December 31, 2010)
	1 Year	5 Years	10 Years	Since Inception (August 3, 1999)

Return Before Taxes	-2.31%	2.61%	3.68%	3.87%
Return After Taxes
On Distributions	-2.31%	2.61%	3.68%	3.87%
On Distributions and Sale of Fund Shares	-1.37%	2.80%	3.75%	3.93%
Barclays Capital Municipal Bond Index (reflects no deduction for fees, expenses or taxes)	2.37%	4.09%	4.84%	5.09%

Management

Investment Adviser

Viking Fund Management, LLC is the Fund's investment adviser.

Portfolio Managers

Shannon D. Radke, Lead Portfolio Manager and President of Viking Fund Management, LLC, has served as the Fund's portfolio manager since its inception in August 1999. Monte Avery, Senior Portfolio Manager, began serving as the Fund's co-portfolio manager in April 2010.

Purchase and Sale of Fund Shares

You may purchase, redeem, or exchange shares of the Fund on any business day, which is any day the New York Stock Exchange is open for business. You may purchase, redeem, or exchange shares of the Fund either through a financial advisor or directly from the Fund. Minimum investments are described below:

Minimum Investments	Initial	Additional
Regular Accounts	$500	$25
UGMA/UTMA Accounts	$250	$25
IRAs, Roth IRAs, SEP IRAs, Simple IRAs, or IRA rollovers	$250	$25
Retirement Accounts (other than IRAs, Roth IRAs, SEP IRAs, Simple IRAs, or IRA rollovers)	$25	$25
Automatic Investment Plan	$25	$25

You may contact the Fund's transfer agent, Integrity Fund Services, LLC, by mail at PO Box 759, Minot, ND 58702, or by calling 800-601-5593.

Tax Information

Distributions of the Fund's net interest income from tax-exempt securities are generally expected to be exempt from regular federal income tax; however, distributions derived from interest paid on certain "private activity bonds" may be subject to the federal alternative minimum tax. In addition, a portion of the Fund's distributions may be taxable as ordinary income or capital gains. The Fund's distributions may also be subject to state and local taxes. The tax treatment of distributions is the same whether you reinvest them in additional Fund shares or receive them in cash.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's Web site for more information.

VIKING SMALL-CAP VALUE FUND—SUMMARY

Investment Objective

The Fund seeks long-term total return and capital preservation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts with respect to purchases of shares of the Fund if you and your family invest, or agree to invest in the future, at least $100,000 in the Fund or in other funds in the Integrity/Viking family of funds. More information about these and other discounts is available from your financial professional and in "Your Account" on page 23 of the Fund's prospectus and "Buying and Selling Shares" on page 30 of the Fund's statement of additional information.

Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.00%
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of purchase price or redemption proceeds)	1.00%
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fee (as a percentage of amount redeemed, if applicable)	None
Exchange Fee	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses	1.52%
Acquired Fund Fees and Expenses(1)	0.01%
Total Annual Fund Operating Expenses	2.78%
Fee Waivers and Expense Reimbursements(2)	(1.12)%
Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements	1.66%

__________________________________

(1)

Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. The Total Annual Fund Operating Expenses do not correlate with the ratio of expenses to average net assets in the Fund's financial highlights, which reflect the operating expenses of the Fund and do not include Acquired Fund Fees and Expenses.

(2)

The Fund's investment adviser has contractually agreed to waive fees and reimburse expenses from April 30, 2011 through April 29, 2012 so that Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements (excluding taxes, brokerage fees, commissions, extraordinary and non-recurring expenses, and Acquired Fund Fees and Expenses) do not exceed 1.65% of average daily net assets. If the Fund incurred extraordinary or non-recurring expenses, Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements would be higher than what is shown in the table above. This expense limitation agreement may only be terminated or modified prior to April 29, 2012 with the approval of the Fund's Board of Trustees.

Example

This Example is intended to help you compare the cost of investing in the Fund with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$662	$1,244	$1,887	$3,796

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 42.94% of the average value of its portfolio.

Principal Investment Strategies

To pursue its objective, the Fund normally invests at least 80% of its net assets (including any borrowing for investment purposes) in equity securities of small-capitalization companies. The Fund currently defines small-cap companies as companies with total market capitalization of no more than $3 billion at the time the Fund first invests in them. The Fund may continue to hold or add to a position in a company's securities after it has grown beyond $3 billion.

The Fund invests primarily in the equity securities of U.S. companies that are among the leaders in their respective industries. Equity securities generally entitle the holder to participate in a company's operating results. These include common stocks and preferred stocks. The Fund's Portfolio Management Team ("Team") invests the Fund's assets by pursuing a value-oriented strategy. The strategy begins with a screening process that seeks to identify companies whose stocks sell at below average price-to-earnings (P/E) and price-to-cash flow (P/CF) multiples but whose earnings growth rates are above average. Favored are high quality companies, those with dominant and growing business franchises, strong balance sheets, and predictable cash flows. The Team attempts to discern situations where intrinsic asset values are not widely recognized. Rigorous fundamental analysis, from both a quantitative and qualitative standpoint, is applied to all investment candidates. Although the Team employs a disciplined "bottom-up" approach to identify undervalued stocks, it is sensitive to emerging trends in different economic sectors. The Team will consider selling a security if its valuation target is achieved or if its business fundamentals have deteriorated.

The Fund may invest up to 20% of its net assets in sponsored American Depositary Receipts ("ADRs"). ADRs are typically issued by a U.S. bank or trust company and evidence ownership of underlying securities issued by a foreign corporation.

During unusual market or other conditions, the Fund may temporarily depart from its investment objective and invest up to 100% of its assets in short-term U.S. Government obligations, cash, and cash equivalents. During such times, the Fund may be unable to pursue its investment objective.

The Fund does not buy securities on margin, sell securities short, use commodities or futures contracts, or use derivative securities of any kind.

Principal Risks

As with all mutual funds, there is the risk that you could lose money through your investment in the Fund. Many factors affect the Fund's net asset value and performance. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

General risk. There is no assurance that the Fund will meet its investment objective. The Fund's share price, and the value of your investment, may change. When the value of the Fund's investments goes down, so does its share price. Similarly, when the value of the Fund's investments goes up, its share price does as well. Since the value of the Fund's shares can go up or down, it is possible to lose money by investing in the Fund.

Stock market volatility. Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments. Different parts of the market can react differently to these developments.

Small-cap stock risk. Small company stocks may present greater opportunities for capital appreciation, but tend to be more volatile than stocks of larger companies, in part, because small companies tend to be less established than larger companies and more vulnerable to competitive challenges and bad economic news.

Securities of foreign issuers. Although they may add diversification, investments in U.S. dollar-denominated securities of foreign issuers, such as ADRs, can be riskier, due to political instability, less government supervision, less regulation, less publicly available information and lack of uniform accounting standards.

Issuer-specific changes. The value of an individual security can be more volatile than the market as a whole and can perform differently than the value of the market as a whole.

Portfolio strategy. The Team's skill in choosing appropriate investments for the Fund will determine in part the Fund's ability to achieve its investment objective. With a value approach, there is also the risk that the stocks may remain undervalued during a given period. This may happen because value stocks as a category lose favor with investors compared to growth stocks.

Common stock risk. Investments in common stocks and other equity securities are particularly subject to the risk of changing economic, stock market, industry, and company conditions and the risks inherent in the portfolio managers' ability to anticipate changes that can adversely affect the value of the Fund's holdings.

Preferred stock risk. Preferred stocks are subject to the risks associated with other types of equity securities, as well as additional risks, such as potentially greater volatility and risks related to deferral, non-cumulative dividends, subordination, liquidity, limited voting rights, and special redemption rights.

Fund Performance

The following bar chart and table provide some indication of the risks of investing in the Fund. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at www.integrityvikingfunds.com or by calling 800-276-1262.

The bar chart below shows the variability of the Fund's performance from year to year. The bar chart and highest/lowest quarterly returns that follow do not reflect sales charges, and if these charges were reflected, the returns would be less than those shown.

Total Annual Return per Calendar Year (bar chart)
2002	-8.87%
2003	32.94%
2004	17.86%
2005	4.18%
2006	14.02%
2007	2.41%
2008	-27.12%
2009	23.82%
2010	17.76%

During the nine-year period shown in the bar chart, the highest return for a quarter was 18.67% (quarter ended June 30, 2009) and the lowest return for a quarter was -22.97% (quarter ended December 31, 2008).

The table below shows the Fund's average annual returns for 1 and 5 years, and since inception, and how they compare with those of a broad measure of market performance. The return information has been restated to reflect current sales charges which became effective as of April 30, 2011. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts ("IRAs").

	Average Annual Total Returns (for the periods ended December 31, 2010)
	1 Year	5 Years	Since Inception (May 3, 2001)

Return Before Taxes	11.86%	3.35%	6.24%
Return After Taxes
On Distributions	11.82%	2.95%	5.92%
On Distributions and Sale of Fund Shares	10.06%	2.84%	5.45%
Russell 2000® Value Index (reflects no deduction for fees, expenses or taxes)	24.50%	3.52%	8.10%

Management

Investment Adviser

Viking Fund Management, LLC is the Fund's investment adviser.

Sub-Adviser

Fox Asset Management LLC ("Fox") is the Fund's investment sub-adviser.

Portfolio Managers

The following table lists the persons responsible for the day-to-day management of the Fund's portfolio:

Employee	Length of Service to Fund	Title
Gregory Greene (Lead Portfolio Manager)	Since January 2006	Managing Director of Fox
Robert J. Milmore	Since June 2006	Vice President of Fox
J. Bradley Ohlmuller	Since November 2005	Principal of Fox

Purchase and Sale of Fund Shares

You may purchase, redeem, or exchange shares of the Fund on any business day, which is any day the New York Stock Exchange is open for business. You may purchase, redeem, or exchange shares of the Fund either through a financial advisor or directly from the Fund. Minimum investments are described below:

Minimum Investments	Initial	Additional
Regular Accounts	$500	$25
UGMA/UTMA Accounts	$250	$25
IRAs, Roth IRAs, SEP IRAs, Simple IRAs, or IRA, rollovers	$250	$25
Retirement Accounts (other than IRAs, Roth IRAs, SEP IRAs, Simple IRAs, or IRA rollovers)	$25	$25
Automatic Investment Plan	$25	$25

You may contact the Fund's transfer agent, Integrity Fund Services, LLC, by mail at PO Box 759, Minot, ND 58702, or by calling 800-601-5593.

Tax Information

The Fund's distributions are taxable and will generally be taxed as ordinary income or capital gains (whether you reinvest your distributions in additional Fund shares or receive them in cash).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's Web site for more information.

ADDITIONAL INFORMATION ABOUT THE FUNDS

Investment Objectives

Each Fund's investment objective is fundamental, which means the objective may not be changed without shareholder approval.

Portfolio Holdings

The Funds have established policies and procedures with respect to the disclosure of portfolio holdings and other information concerning Fund characteristics. Such policies and procedures regarding disclosure of portfolio holdings are designed to prevent the misuse of material, non-public information about the Funds. A description of these policies and procedures is provided in the Statement of Additional Information ("SAI").

DISTRIBUTIONS AND TAXES

Dividends and Capital Gain Distributions

Viking Tax-Free Fund for Montana and Viking Tax-Free Fund for North Dakota (each a "Tax-Free Fund") each declares daily dividends from its net investment income. Net investment income consists of all interest income earned on portfolio assets less all Fund expenses. Income dividends are distributed monthly and net realized capital gains, if any, are distributed annually.

Viking Small-Cap Value Fund ("Small-Cap Fund") intends to pay a dividend at least annually representing substantially all of its net investment income. Net capital gains, if any, also may be distributed annually by the Small-Cap Fund.

To receive a dividend or other distribution, you must be a shareholder on the record date. The record dates for the Funds' distributions will vary. The amount of the Funds' distributions will vary, and there is no guarantee each Fund will pay distributions.

The Funds automatically reinvest your dividends and capital gains distributions in additional Fund shares at net asset value unless you request distributions to be received in cash. You may change your selected method of distribution, provided such change will be effective only for distributions paid seven or more days after Integrity Fund Services, LLC ("Integrity Fund Services" or the "Transfer Agent") receives the request.

Dividends that are not reinvested are paid by check or transmitted electronically to your bank account, with the same names as the account registration, using the ACH network. You may have your distribution check paid to a third party or sent to an address other than your address of record, although a signature guarantee will be required. For further information, please contact Integrity Fund Services at 800-601-5593.

Taxes

This section summarizes some of the main U.S. federal income tax consequences of owning shares of a Fund. This section is current as of the date of this prospectus. Tax laws and interpretations change frequently and these summaries do not describe all of the tax consequences to all taxpayers. For example, these summaries generally do not describe your situation if you are a corporation, a non-U.S. person, a broker/dealer, or other investor with special circumstances. Because certain of the Funds invest primarily in municipal securities from a particular state, the regular monthly dividends payable from the net tax-exempt interest earned from such municipal securities that you, as a taxpayer in that state, receive, are generally expected to be exempt from regular federal income tax and, subject to the provisions of that state's tax law, the regular personal income tax of that state. This section, however, does not describe your state, local or foreign tax consequences. For more detailed information regarding certain state tax consequences of a Fund investment, see the SAI.

This federal income tax summary is based in part on the advice of counsel to the Funds. The Internal Revenue Service ("IRS") could disagree with any conclusions set forth in this section. In addition, counsel to the Funds was not asked to review, and has not reached a conclusion with respect to, the federal income tax treatment of the assets to be acquired by the Funds. This may not be sufficient for you to use for the purpose of avoiding penalties under federal tax law.

As with any investment, you should seek advice based on your individual circumstances from your own tax adviser.

Fund Status

Assuming that each Fund satisfies applicable federal income tax requirements, it currently qualifies as a regulated investment company ("RIC") under the federal tax laws. During periods when a Fund qualifies as a RIC and distributes its income as required by the tax law, the Fund generally will not pay federal income taxes.

Distributions

Except for exempt-interest dividends as described below, Fund distributions are generally taxable. After the end of each year, you will receive a tax statement that separates your Fund's distributions into categories. With respect to the Viking Tax-Free Fund for Montana and the Viking Tax-Free Fund for North Dakota (collectively, the "Tax-Free Funds"), the statement will separate the distributions into three categories: ordinary income distributions, capital gains dividends, and exempt-interest dividends. With respect to the Viking Small-Cap Value Fund (the "Taxable Fund"), the statement will separate the distributions into two categories: ordinary income distributions and capital gains dividends. Ordinary income distributions are generally taxed at your ordinary tax rate, however, as further discussed below, certain ordinary income distributions received from the Funds may be taxed at the capital gains tax rates. The Tax-Free Funds intend to distribute dividends that qualify as "exempt-interest dividends," which generally are excluded from your gross income for federal income tax purposes. Distributions of the Tax-Free Funds' interest income on certain private activity bonds may be an item of tax preference for purposes of the alternative minimum tax applicable to individuals and corporations. Distributions of net income from tax-exempt obligations may be included in "adjusted current earnings" of corporations for alternative minimum tax purposes. Some or all of the exempt-interest dividends may have other tax consequences (e.g., they may affect the amount of your social security benefits that are taxed), and income exempt from federal tax may be subject to state and local tax. Although the Tax-Free Funds do not seek to realize taxable income or capital gains, the Tax-Free Funds may realize and distribute taxable ordinary income or capital gains as a result of their normal investment activities. Generally, you will treat all capital gains dividends as long-term capital gains regardless of how long you have owned your shares. To determine your actual tax liability for your capital gains dividends, you must calculate your total net capital gain or loss for the tax year after considering all of your other taxable transactions, as described below. In addition, the Funds may make distributions that represent a return of capital for tax purposes and thus will generally not be taxable to you. The tax status of your distributions from your Fund is not affected by whether you reinvest your distributions in additional shares or receive them in cash. The income from your Fund that you must take into account for federal income tax purposes is not reduced by amounts used to pay a deferred sales fee, if any. The tax laws may require you to treat distributions made to you in January as if you had received them on December 31 of the previous year. Under the "Health Care and Education Reconciliation Act of 2010," income from the Fund may also be subject to a new 3.8 percent "medicare tax" imposed for taxable years beginning after 2012. This tax will generally apply to your net investment income if your adjusted gross income exceeds certain threshold amounts, which are $250,000 in the case of married couples filing joint returns and $200,000 in the case of single individuals. Interest that is excluded from gross income and exempt-interest dividends from the Fund are generally not included in your net investment income for purposes of this tax.

Dividends Received Reduction

A corporation that owns shares generally will not be entitled to the dividends received deduction with respect to many dividends received from a Fund because the dividends received deduction is generally not available for distributions from RICs. However, certain ordinary income dividends on shares that are attributable to qualifying dividends received by a Fund from certain corporations may be reported by the Fund as being eligible for the dividends received deduction.

Sale or Redemption of Shares

If you sell or redeem your shares, you will generally recognize a taxable gain or loss. To determine the amount of this gain or loss, you must subtract your tax basis in your shares from the amount you receive in the transaction. Your tax basis in your shares is generally equal to the cost of your shares, generally including sales charges. In some cases, however, you may have to adjust your tax basis after you purchase your shares. Further, if you hold your shares in a Tax-Free Fund for six months or less, any loss incurred by you related to the disposition of such a share will be disallowed to the extent of the exempt-interest dividends you received, except as otherwise described in the next section.

Capital Gains and Losses and Certain Ordinary Income Dividends

If you are an individual, the maximum marginal federal tax rate for net capital gain is generally 15% (generally 0% for certain taxpayers in the 10% and 15% tax brackets). These capital gains rates are generally effective for taxable years beginning before January 1, 2013. A portion of the capital gains dividends from the Funds may be subject to a 25% tax rate. For later periods, if you are an individual, the maximum marginal federal tax rate for net capital gain is generally 20% (10% for certain taxpayers in the 10% and 15% tax brackets). The 20% rate is reduced to 18% for net capital gains from most property acquired after December 31, 2000 with a holding period of more than five years, and the 10% rate is reduced to 8% for net capital gains from most property (regardless of when acquired) with a holding period of more than five years.

Net capital gain equals net long-term capital gain minus net short-term capital loss for the taxable year. Capital gain or loss is long-term if the holding period for the asset is more than one year and is short-term if the holding period for the asset is one year or less. You must exclude the date you purchase your shares to determine your holding period. If you hold a share in a Tax-Free Fund for six months or less, any loss incurred by you related to the disposition of such share will be disallowed to the extent of the exempt-interest dividends you received, except in the case of a regular dividend paid by the Fund if the Fund declares exempt-interest dividends on a daily basis in an amount equal to at least 90 percent of its net tax-exempt interest and distributes such dividends on a monthly or more frequent basis. To the extent, if any, it is not disallowed, it will be recharacterized as long-term capital loss to the extent of the capital gain dividend received. However, if you receive a capital gain dividend from the Taxable Fund and sell your share at a loss after holding it for six months or less, the loss will be recharacterized as long-term capital loss to the extent of the capital gain dividend received. The tax rates for capital gains realized from assets held for one year or less are generally the same as for ordinary income. The Internal Revenue Code treats certain capital gains as ordinary income in special situations.

Ordinary income dividends received by an individual shareholder from a Fund may be taxed at the same rates that apply to net capital gain (as discussed above), provided certain holding period requirements are satisfied and provided the dividends are attributable to qualifying dividends received by the Fund itself. These special rules relating to the taxation of ordinary income dividends from RICs generally apply to taxable years beginning before January 1, 2013. Each Fund will provide notice to its shareholders of the amount of any distribution which may be taken into account as a dividend which is eligible for the capital gains tax rates.

In-Kind Distributions

Under certain circumstances, you may receive an in-kind distribution of Fund securities when you redeem shares or when your Fund terminates. This distribution will be treated as a sale for federal income tax purposes and you will generally recognize gain or loss, generally based on the value at that time of the securities and the amount of cash received. The IRS could, however, assert that a loss could not be currently deducted.

Exchanges

If you exchange shares of your Fund for shares of another fund, the exchange would generally be considered a sale for federal income tax purposes, and any gain on the transaction may be subject to federal income tax.

Deductibility of Fund Expenses

Expenses incurred and deducted by your Fund will generally not be treated as income taxable to you. In some cases, however, you may be required to treat your portion of these Fund expenses as income. In these cases you may be able to take a deduction for these expenses. However, certain miscellaneous itemized deductions, such as investment expenses, may be deducted by individuals only to the extent that all of these deductions exceed 2% of the individual's adjusted gross income. Further, because the Tax-Free Funds pay exempt-interest dividends, which are treated as exempt interest for federal income tax purposes, you will not be able to deduct some of your interest expense for debt that you incur or continue to purchase or carry your shares.

Buying Shares Close to a Record Date

Buying Fund shares shortly before the record date for a taxable dividend is commonly known as "buying the dividend." The entire dividend may be taxable to you even though a portion of the dividend effectively represents a return of your purchase price.

Foreign Tax Credit

If a Fund invests in any foreign securities, the tax statement that you receive may include an item showing foreign taxes your Fund paid to other countries. In this case, dividends taxed to you will include your share of the taxes your Fund paid to other countries. You may be able to deduct or receive a tax credit for your share of these taxes.

Investments in Certain Foreign Corporations

If a Fund holds an equity interest in any "passive foreign investment companies" ("PFICs"), which are generally certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains) or that hold at least 50% of their assets in investments producing such passive income, the Fund could be subject to U.S. federal income tax and additional interest charges on gains and certain distributions with respect to those equity interests, even if all the income or gain is timely distributed to its shareholders. A Fund will not be able to pass through to its shareholders any credit or deduction for such taxes. A Fund may be able to make an election that could ameliorate these adverse tax consequences. In this case, the Fund would recognize as ordinary income any increase in the value of such PFIC shares, and as ordinary loss any decrease in such value to the extent it did not exceed prior increases included in income. Under this election, the Fund might be required to recognize in a year income in excess of its distributions from PFICs and its proceeds from dispositions of PFIC stock during that year, and such income would nevertheless be subject to the distribution requirement and would be taken into account for purposes of the 4% excise tax. Dividends paid by PFICs will not be treated as qualified dividend income.

Foreign Investors

If you are a foreign investor (i.e., an investor other than a U.S. citizen or resident, or a U.S. corporation, partnership, estate, or trust), you should be aware that, generally, subject to applicable tax treaties, distributions from the Funds will be characterized as dividends for federal income tax purposes (other than dividends which the Funds properly report as capital gain dividends) and, other than exempt-interest dividends, will be subject to U.S. income taxes (including withholding taxes) subject to certain exceptions described below. However, distributions received by a foreign investor from the Funds that are properly reported by the Funds as capital gain dividends may not be subject to U.S. federal income taxes (including withholding taxes) provided that the Funds make certain elections and certain other conditions are met. In the case of dividends with respect to taxable years of the Funds beginning prior to 2012, distributions from a Fund that are properly reported by the Fund as an interest-related dividend attributable to certain interest income received by the Fund or as a short-term capital gain dividend attributable to certain net short-term capital gain income received by the Fund may not be subject to U.S. federal income taxes, including withholding taxes when received by certain foreign investors, provided that the Fund makes certain elections and certain other conditions are met. In addition, distributions after December 31, 2012 may be subject to a U.S. withholding tax of 30% in the case of distributions to (i) certain non-U.S. financial institutions that have not entered into an agreement with the U.S. Treasury to collect and disclose certain information and (ii) certain other non-U.S. entities that do not provide certain certifications and information about the entity's U.S. owners.

MANAGEMENT

The Board of Trustees has overall responsibility for the management of the Funds. Viking Fund Management, LLC ("Viking Management" or "investment manager"), PO Box 500, Minot, North Dakota 58702, is the Funds' investment manager. Since July 31, 2009, Viking Management has been a wholly-owned subsidiary of Corridor Investors, LLC ("Corridor"), a North Dakota limited liability company that was organized in January 2009.

The Funds have retained Viking Management to provide the Funds with investment advice and portfolio management. Viking Management has acted as each Fund's investment manager since its inception. Since August 1, 2009, Viking Management has also acted as investment manager to Integrity Managed Portfolios, Integrity Fund of Funds, Inc., and The Integrity Funds (the other funds in the Integrity/Viking fund family). Mr. Shannon D. Radke, lead portfolio manager, has been responsible for managing the Tax-Free Funds' portfolios on a day-to-day basis since their inception and is a Governor and President of Viking Management and a Governor of Corridor. In addition to the Tax-Free Funds, Mr. Radke serves as co-portfolio manager to various other funds currently advised by Viking Management. Mr. Radke holds a Bachelor of Business Administration degree in Banking and Finance from the University of North Dakota. He has been engaged in the securities business since 1988 as a broker and as operations manager and later as chief operating officer of an unrelated investment advisory firm. Mr. Radke founded Viking Management in September 1998. In April 2010, Mr. Monte Avery began co-managing the Tax-Free Funds' portfolios with Mr. Radke. Mr. Avery was previously an employee of Integrity Money Management and, since August 1, 2009, has been an employee of Viking Management. Mr. Avery started in the securities business with PaineWebber in 1981 as a retail broker, transferring to Dean Witter in 1982. In 1988, Mr. Avery joined Bremer Bank, N.A. (Minot, ND) to help start its Invest Center. He transferred back to Dean Witter in 1993, where he remained until he joined Integrity Mutual Funds, Inc. in 1995. Since that time, Mr. Avery has served as a portfolio manager to various funds currently advised by Viking Management and previously advised by Integrity Money Management, Inc.

For the twelve months ended December 31, 2010, after contractual waivers and expense reimbursements, if any, each Fund paid Viking Management advisory fees as follows: Tax-Free Fund for Montana paid 0.50% as a percentage of average net assets, Tax-Free Fund for North Dakota paid 0.50% as a percentage of average net assets, and Small-Cap Value Fund paid 0.96% as a percentage of average net assets.

With respect to each Tax-Free Fund, from August 1, 2009 through April 29, 2010, Viking Management contractually agreed to waive its fees or reimburse each Tax-Free Fund for its expenses (excluding interest, taxes, brokerage commissions, and extraordinary expenses), so that the Fund's total annual operating expenses during this period would not exceed 1.07% of its average daily net assets; the fees and expenses of acquired funds were excluded for purposes of this agreement. From April 30, 2010 through April 29, 2011, Viking Management contractually agreed to waive its fees or reimburse each Tax-Free Fund for its expenses (excluding extraordinary and non-recurring expenses and the fees and expenses of acquired funds), so that the Tax-Free Fund's total annual operating expenses during this period would not exceed 1.07% of average daily net assets. The current contractual fee waiver and expense reimbursement agreement for each Tax-Free Fund is described in the Tax-Free Fund's Fund Summary section under the heading "Fees and Expenses of the Fund." In addition, certain affiliated service providers, including Integrity Fund Services, LLC and Integrity Funds Distributor, LLC, may voluntarily waive from time to time all or a portion of their respective fees, which waiver may occur before Viking Management waives any of its fee or reimburses any expenses to satisfy its contractual expense limitation agreement.

With respect to the Small-Cap Fund, from January 1, 2010 until April 29, 2010, Viking Management voluntarily agreed to waive its fees or reimburse the Fund for its expenses (excluding interest, taxes, brokerage commissions, and extraordinary expenses), so that the Fund's total operating expenses during this period would not exceed 1.65% of its average daily net assets on an annual basis. From April 30, 2010 through April 29, 2011, Viking Management contractually agreed to waive its fees or reimburse the Small-Cap Fund for its expenses (excluding extraordinary and non-recurring expenses and the fees and expenses of acquired funds), so that the Small-Cap Fund's total annual operating expenses during this period would not exceed 1.65% of average daily net assets. The current contractual fee waiver and expense reimbursement agreement for the Small-Cap Fund is described in the Small-Cap Fund's Fund Summary section under the heading "Fees and Expenses of the Fund." In addition, certain affiliated service providers, including Integrity Fund Services, LLC and Integrity Funds Distributor, LLC, may voluntarily waive from time to time all or a portion of their respective fees, which waiver may occur before Viking Management waives any of its fee or reimburses any expenses to satisfy its contractual expense limitation agreement.

Under a sub-advisory agreement between Fox Asset Management LLC ("Fox") and the investment manager, Fox provides the Small-Cap Fund with investment advice and portfolio management subject to the overall supervision of Viking Management. Fox is a subsidiary of Eaton Vance Corp. and is located at 331 Newman Springs Road, Suite 122, Red Bank, New Jersey, 07701. As of December 31, 2010, Fox managed assets of $2.18 billion for employee benefit plans, endowments, foundations, wrap fee programs and other institutional investors.

Fox provides its services to the Small-Cap Fund under a multiple manager, Portfolio Management Team ("Team"). The Team currently consists of three senior portfolio managers with combined securities industry experience of 50 years. Mr. Gregory Greene, CFA, serves as Lead Portfolio Manager for the Small-Cap Fund. Mr. Greene, who joined Fox in 1998, serves as Managing Director at Fox, and as a member of the Mid-Cap Management Team at Fox which he founded in 2001. Mr. J. Bradley Ohlmuller, CFA, who joined Fox in 2004, serves as a Principal of Fox. From 2001 to 2004, Mr. Ohlmuller served as Vice President and Research Analyst at Goldman Sachs. Mr. Robert J. Milmore, CFA, who joined Fox in 2005, is a Vice President at Fox. He was formerly a Manager of International Treasury at Cendant Corporation, Vice President and Senior Equity analyst at Arnhold & S. Bleichroder and Morgan Stanley Dean Witter. Fox has served as sub-adviser to the Small-Cap Fund since the Fund's inception. As compensation for its services to the Small-Cap Fund, Viking Management pays Fox monthly compensation calculated daily by applying the annual rate of 0.40% to the Small-Cap Fund's daily net assets below $5 million, 0.45% to the Small-Cap Fund's daily net assets on the next $10 million, 0.50% to the Small-Cap Fund's daily net assets on the next $10 million, 0.55% to the Small-Cap Fund's daily net assets on the next $10 million, and 0.60% to the Small-Cap Fund's daily net assets on the next $60 million; the fee is negotiable above $100 million.

A discussion regarding the basis for the Board of Trustees' approval of the advisory and sub-advisory agreements is available in the Funds' annual report to shareholders for the one-year period ended December 31, 2010.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Funds.

Manager-of-Managers

Under the advisory agreement between Viking Management and the Funds, Viking Management is authorized, at its own cost and expense, to enter into a sub-advisory agreement with a sub-adviser with respect to the respective Fund. If an investment adviser delegates portfolio management duties to a sub-adviser, the Investment Company Act of 1940 (the "1940 Act") generally requires that the sub-advisory agreement between the adviser and the sub-adviser be approved by the Board and by Fund shareholders. Specifically, Section 15 of the 1940 Act, in relevant part, makes it unlawful for any person to act as an investment adviser (including as a sub-adviser) to a mutual fund, except pursuant to a written contract that has been approved by shareholders.

At a meeting of the shareholders of the Funds held on June 29, 2009, shareholders of each Fund approved a "manager-of-managers" structure for their Fund. The Funds have received an order from the Securities and Exchange Commission ("SEC") permitting the Funds to be managed under a "manager-of-managers" structure (the "SEC Order"). The SEC Order generally permits Viking Management to enter into and materially amend sub-advisory agreements with unaffiliated sub-advisers subject to approval by the Board of Trustees, but WITHOUT obtaining shareholder approval. If a sub-adviser is hired to provide sub-advisory services to a Fund, such Fund will provide information concerning the sub-adviser to shareholders of the Fund concerned.

Under the "manager-of-managers" structure for a Fund, Viking Management would remain the primary provider of investment advisory services to the Fund, would be permitted to hire or change sub-advisers, as appropriate, and would have ultimate responsibility (subject to oversight by the Funds' Board of Trustees) to oversee sub-advisers and recommend to the Board their hiring, termination, and replacement. Viking Management would remain responsible for providing general management services to a Fund utilizing the manager-of-managers structure, including overall supervisory responsibility for the general management and investment of the Fund's assets, and, subject to review and approval of the Board of Trustees, would, among other things: (i) set the Fund's overall investment strategies; (ii) evaluate, select, and recommend sub-advisers to manage all or a part of the Fund's assets; (iii) when appropriate, allocate and reallocate the Fund's assets among multiple sub-advisers; (iv) monitor and evaluate the performance of sub-advisers; and (v) implement procedures reasonably designed to ensure that the sub-advisers comply with the Fund's investment objectives, policies and restrictions.

FUND SERVICE PROVIDERS

The custodian of the assets of the Funds is Wells Fargo Bank, N.A., Trust & Custody Solutions, 801 Nicollet Mall, Suite 700, Minneapolis, MN 55479.

Integrity Fund Services, a wholly-owned subsidiary of Corridor, is the Funds' transfer agent and accounting and administrative services provider. As such, Integrity Fund Services performs pricing, data processing, accounting, and other administrative services for the operation of the Funds and the maintenance of shareholder accounts.

YOUR ACCOUNT

Sales Charges

When You Invest This Amount	The Sales Charge Makes Up This % Of The Offering Price	Which Equals This % Of Your Investment*

TAX-FREE FUNDS
Less than $50,000	3.75%	3.90%
$50,000 but less than $100,000	3.50%	3.63%
$100,000 but less than $250,000	3.25%	3.36%
$250,000 but less than $500,000	2.75%	2.83%
$500,000 but less than $1,000,000	2.00%	2.04%
$1,000,000 and above	NONE	NONE

SMALL-CAP FUND
Less than $100,000	5.00%	5.26%
$100,000 but less than $250,000	4.25%	4.44%
$250,000 but less than $500,000	3.25%	3.36%
$500,000 but less than $750,000	2.50%	2.56%
$750,000 but less than $1,000,000	1.50%	1.52%
$1,000,000 and above	NONE	NONE

*Rounded to nearest one-hundredth percent

Limited Contingent Deferred Sales Charge

Certain investors that purchase Fund shares without a sales charge will have to pay a limited contingent deferred sales charge of 1.50% (in the case of the Tax-Free Funds) and 1.00% (in the case of the Small-Cap Fund) if they redeem those shares within one year of purchase (in the case of the Tax-Free Funds), and within 24 months of purchase (in the case of the Small-Cap Fund). Your investment may be subject to this contingent deferred sales charge if:

•	You purchased $1 million or more of Fund shares and the Fund's distributor paid your investment representative a commission;

•	You purchased Fund shares subject to a sales charge waiver, and the Fund's distributor paid your investment representative a commission.

In the case of a partial redemption, the contingent deferred sales charge is calculated as if any shares not subject to the charge are redeemed first and shares subject to the contingent deferred sales charge are then redeemed in the order purchased. The limited contingent deferred sales charge only applies if you redeem these shares within the first year of purchase (in the case of the Tax-Free Funds), and within 24 months of purchase (in the case of the Small-Cap Fund). The sales charge will be applied as a percentage of the initial purchase amount or the amount of redemption proceeds, whichever is less. You do not pay a contingent deferred sales charge on shares acquired by reinvesting dividends and capital gains.

Distribution and Service (12b-1) Fees

The Funds have a distribution plan, sometimes known as a Rule 12b-1 plan, which allows the Funds to pay distribution and other fees of up to 0.25% of average daily net assets per year to those who sell and distribute shares and provide other services to shareholders. Because these fees are paid on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Sub-Accounting Fee

The Funds' administrator may pay certain financial institutions a sub-accounting fee for administration of omnibus accounts or retirement plan accounts. Any such payments would be paid by Integrity Fund Services and would not be an expense of the Funds.

Sales Charge Reductions and Waivers

If you qualify for any of the sales charge reductions or waivers below, please let us know at the time you make your investment to help ensure you receive the lower sales charge.

Quantity Discounts

Integrity Fund Services offers several ways for you to combine your purchases in the funds in the Integrity/Viking fund family ("Integrity/Viking Funds") to take advantage of the lower sales charges for large purchases of shares.

•

Cumulative Quantity Discount—lets you combine the amount of your current purchase with the cost or current value, whichever is higher, of your existing shares in the Integrity/Viking Funds for purposes of calculating the sales charge. You may also combine the shares of your spouse, and your children or grandchildren, if they are under the age of 21. Your retirement plan accounts, family trust accounts, and solely-controlled business accounts may also be included.

•

Letter of Intent ("LOI")—expresses your intent to buy a stated dollar amount of shares over a 13-month period and lets you receive the same sales charge as if all shares had been purchased at one time. Integrity Fund Services will reserve a portion of your shares to cover any additional sales charge that may apply if you do not buy the amount stated in your LOI.

In order to be sure you obtain a sales charge discount, you should inform your investment representative or Integrity Fund Services at the time of purchase of the existence of other accounts in which there are holdings eligible to be aggregated to meet sales load breakpoints. The eligible accounts may include accounts held through other financial intermediaries or by related parties such as a spouse, children under the age of 21, and grandchildren under the age of 21.

Please retain any records necessary to substantiate your historical costs because the Funds, the Transfer Agent, and financial intermediaries may not maintain this information.

Reinstatement Privilege

If you sell shares of an Integrity/Viking Fund, you may reinvest some or all of the proceeds within 365 days without an initial sales charge.

Sales Charge Waivers

Shares may be purchased without an initial sales charge by particular classes of investors, including (i) owners of interests in Corridor and current and former officers, trustees, directors, governors and employees of the Fund, its investment adviser, its principal underwriter, or certain affiliated companies, for themselves or for members of their immediate families (as defined in the SAI), or for any company or corporation in which the foregoing persons own a 25% or greater stake; (ii) current and former registered representatives and employees, including their immediate families (as defined in the SAI), of certain broker-dealers having selling group agreements with Integrity Funds Distributor, LLC; (iii) current and former employees of certain entities providing advisory, custody, or administrative services to the Fund; (iv) trusts, pension, profit-sharing or other benefit plans for certain of the persons described in (i), (ii), and (iii); (v) purchasers of shares in connection with the acquisition of the assets of or merger or consolidation with another investment company; (vi) investors purchasing through certain fee-based entities; and (vii) certain retirement plans, foundations, and endowments. For additional information about available sales charge waivers, call your investment representative or call Integrity Fund Services at 800-601-5593. A list of available sales charge waivers may also be found in the SAI.

Additional Information

The Funds make available, free of charge, more information about sales charges and sales charge reductions and waivers through the Funds' website at www.integrityvikingfunds.com (which includes hyperlinks that facilitate access to this information). Additional information is also available from the SAI or from your investment representative.

Buying Shares

Minimum Investments	Initial	Additional
Regular Accounts	$500	$25
UGMA/UTMA Accounts	$250	$25
IRAs, Roth IRAs, SEP IRAs, Simple IRAs, or IRA rollovers	$250	$25
Retirement Accounts (other than IRAs, Roth IRAs, SEP IRAs, Simple IRAs, or IRA rollovers)	$25	$25
Automatic Investment Plan	$25	$25

Account Application

If you are opening a new account, please complete and sign the enclosed account application. To save time, you can sign up now for services you may want on your account by completing the appropriate sections of the application.

Customer Identification Procedures

The Funds are required under the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 ("USA PATRIOT Act") to adopt certain polices and programs to prevent money-laundering activities, including procedures to verify the identity of customers opening new accounts. When completing a new account application, you will be required to supply your full name, date of birth, social security number or other taxpayer identification number, and permanent street address (not a P.O. Box) to assist in verifying your identity. As required by law, the Funds may employ various procedures, such as comparing the information to fraud databases or requesting additional information or documentation from you, to ensure that the information supplied by you is correct. Under certain circumstances, it may be appropriate for the Fund to close or suspend further activity in an account.

How to Buy Shares, Open an Account or Add to an Account

Buying Shares	Opening an Account	Adding to an Account

Through your investment representative	Contact your investment representative.	Contact your investment representative.

By Mail	Make your check payable to the Fund in which you are investing. Mail the check and your signed application to Integrity Fund Services.

Make your check payable to the Fund in which you are investing. Include your account number on the check.

Fill out the deposit slip from your confirmation statement. If you do not have a slip, include a note with your name, the Fund name, and your account number.

Mail the check and deposit slip or note to Integrity Fund Services.

By Wire

Call to receive wire instructions.

Mail your signed application to Integrity Fund Services.

To make a same day wire investment, please call Integrity Fund Services by 1:00 p.m. Central Time and make sure your wire arrives by 3:00 p.m.

Call to receive wire instructions. To make a same day wire investment, please call Integrity Fund Services by 1:00 p.m. Central Time and make sure your wire arrives by 3:00 p.m.

By Exchange	Call Integrity Fund Services at the number below, or send signed written instructions.	Call Integrity Fund Services at the number below, or send signed written instructions.

Integrity Fund Services, LLC
	Mailing Address: PO Box 759 Minot, ND 58702	For overnight deliveries: 1 Main Street North Minot, ND 58703
Call toll free: 800-601-5593

Investor Services

Automatic Investment Plan

This plan offers a convenient way for you to invest in a Fund by automatically transferring money from your checking or savings account each month to buy shares. The minimum investment to open an account with an automatic investment plan is $25. To sign up, complete the appropriate section of your account application.

Distribution Options

You may reinvest distributions you receive from a Fund in an existing account of the Fund. You can also have your distributions deposited in a bank account, or mailed by check. Deposits to a bank account may be made by electronic funds transfer.

Please indicate on your application the distribution option you have chosen, otherwise Integrity Fund Services will reinvest your distributions in the Fund.

IRAs

Viking Mutual Funds offers a variety of IRAs for individuals. Sales charges and operating expenses of the Funds, as well as IRA custody fees, are applicable. The IRAs require separate applications and their policies and procedures may be different than those described in this prospectus. For more information please call your investment representative or Integrity Fund Services at 800-601-5593.

Telephone Privileges

You will automatically receive telephone privileges when you open your account, allowing you and your investment representative to buy, sell, or exchange your shares and make certain other changes to your account by phone.

For accounts with more than one registered owner, telephone privileges also allow the Funds to accept written instructions signed by only one owner for transactions and account changes that could otherwise be made by phone. For all other transactions and changes, all registered owners must sign the instructions.

As long as Integrity Fund Services takes certain measures to verify telephone requests, Integrity Fund Services will not be responsible for any losses that may occur from unauthorized requests. Of course, you can decline telephone exchange or redemption privileges on your account application.

Exchanging Shares

You may exchange shares for shares of other funds underwritten by Integrity Funds Distributor, LLC. Before requesting an exchange, review the prospectus of the Fund or other fund you wish to acquire. You will not pay sales charges when exchanging between funds of the same class with identical sales charge schedules. Exchange purchases are subject to the minimum investment requirements of the fund shares purchased. Exchange redemptions and purchases are processed simultaneously at the share prices next determined after the exchange order is received.

If you exchange from a fund with a lower initial sales charge than the one into which you are exchanging (or from a fund with no sales charge), you will be required to pay a sales charge equal to the difference between the sales charge of the higher-load fund and the sales charge originally paid with respect to the exchanged shares. If you exchange into shares that are subject to a contingent deferred sales charge, for purposes of calculating the contingent deferred sales charge, your holding period will begin on the date you purchased the shares being exchanged.

For tax purposes, an exchange is a sale of shares and may result in a taxable gain or loss followed by a purchase of shares of the fund into which you exchange. The Internal Revenue Service could however assert that a loss could not be currently deducted. Special rules may apply to determine the amount of gain or loss on an exchange occurring within 90 days after the purchase of the exchanged shares.

The terms of an employee-sponsored retirement plan may affect a shareholder's right to exchange shares as described above. Contact your plan sponsor or administrator to determine if all of the exchange options discussed above are available under your plan.

Exchanges are made upon receipt of a properly completed exchange request form or letter of instruction, both signed by all registered owners. Alternatively, you may make exchanges by telephone by calling Integrity Fund Services at 800-601-5593. The exchange privilege may be changed or discontinued at any time upon 60 days' notice to shareholders.

Systematic Withdrawal Plan

This plan allows you to automatically sell your shares and receive regular payments from your account. The value of your account must be at least $5,000 and the minimum payment amount for each withdrawal must be at least $25. For retirement plans subject to mandatory distribution requirements, the $25 minimum will not apply. To sign up, complete the appropriate section of your application.

Selling Shares

You can sell your shares on any day the New York Stock Exchange is open. Generally, the New York Stock Exchange is closed on weekends, national holidays, and Good Friday.

Selling Shares in Writing

Requests to sell $100,000 or less can generally be made over the phone or with a simple letter. Sometimes, however, to protect you and the Funds, written instructions signed by all registered owners, with a signature guarantee for each owner, will be required if:

•	you are selling more than $100,000 worth of shares;

•	you want your proceeds paid to someone who is not a registered owner;

•	you want to send your proceeds somewhere other than the address of record, or pre-authorized bank or brokerage firm account; or

•	you have changed the address on your account by phone within the last 30 days.

Selling Recently Purchased Shares

If you sell shares recently purchased with a check or draft, Integrity Fund Services may delay sending you the proceeds until your check or draft has cleared, which may take up to fifteen days. A certified or cashier's check may clear in less time.

Redemption Proceeds

Normally, your redemption check will be sent the next business day after Integrity Fund Services receives your request in proper form, but it may take up to seven days if making immediate payment would adversely affect the Fund. Integrity Fund Services is not able to receive or pay out cash in the form of currency.

In addition, a Fund may suspend the right of redemption under the following unusual circumstances:

•	when the New York Stock Exchange is closed (other than for weekends and holidays) or trading is restricted, as determined by the SEC;

•	when an emergency exists as determined by the SEC, making disposal of portfolio securities or the valuation of net assets not reasonably practicable; or

•	during any period when the SEC has by order permitted a suspension of redemption for the protection of shareholders.

In case of any such suspension, you may either withdraw your request for redemption or receive payment based on the net asset value per share next determined after the termination of the suspension.

The Funds reserve the right to satisfy an order to sell Fund shares with liquid securities rather than cash, for certain very large orders. If the Fund pays redemption proceeds by distributing securities in kind, you could incur brokerage costs and/or other transaction costs and charges, as well as tax liability, when converting the distributed securities to cash. You may also be subject to market risk, which means that the value of the distributed securities may decline as a result of unfavorable market-induced changes affecting particular industries, sectors, or issuers.

IRAs

You may need to complete additional forms to sell shares in a Fund's IRA. For participants under age 59 1/2, tax penalties may apply. Call your investment representative or Integrity Fund Services at 800-601-5593 for details.

How to Sell Shares

Through Your Investment Representative	Contact your investment representative. Please note that your investment representative may charge a processing or service fee.

By Mail

Send written instructions and endorsed share certificates (if you hold share certificates) to Integrity Fund Services. Corporate, partnership, or trust accounts may need to send additional documents.

Specify the Fund, account number, and dollar value or number of shares you wish to sell. Be sure to include all necessary signatures and any additional documents, as well as signature guarantees if required.

A check will be mailed to the name(s) and address on the account, or otherwise according to your written instructions.

By Phone

As long as your transaction is for $100,000 or less, you do not hold share certificates and you have not changed your address by phone within the last 30 days, you can sell your shares by phone.

A check will be mailed to the name(s) and address on the account. Written instructions, with a signature guarantee, are required to send the check to another address or to make it payable to another person.

By Wire

You can call or write to have redemption proceeds of $1,000 or more wired to a bank or escrow account. See the policies above for selling shares by mail or phone.

Before requesting a wire, please make sure Integrity Fund Services has your bank account information on file. If Integrity Fund Services does not have this information, you will need to send written instructions with your bank's name and address, your bank account number, the ABA routing number, and a signature guarantee.

Requests received in proper form by 3:00 p.m. Central Time will be wired the next business day.

By Exchange

Obtain a current prospectus for the Fund you are considering.

Call the Transfer Agent at the number below or send signed written instructions. See the policies above for selling shares by mail or phone.

If you hold share certificates, you will need to return them to the Fund before your exchange can be processed.

Integrity Fund Services, LLC
	Mailing address: PO Box 759 Minot, ND 58702	For overnight deliveries: 1 Main Street North Minot, ND 58703

Call toll free: 800-601-5593

Account Policies

Calculating Share Price

The price of a Fund's shares is based on the Fund's net asset value ("NAV"). Each Fund calculates the NAV per share each business day at the close of trading on the New York Stock Exchange (normally 3:00 p.m. Central Time). Shares will not be priced on the days on which the New York Stock Exchange is closed for trading. NAV is calculated by dividing a Fund's net assets by the number of its shares outstanding.

Requests to buy and sell shares are processed based on the NAV next calculated after we receive your request in proper form.

Tax-Free Funds

Fixed income securities for which market quotations are readily available are valued at the mean between the quoted bid and ask prices. Short-term securities with remaining maturities of less than 60 days are valued at amortized cost or at original cost plus accrued interest. To the extent a Tax-Free Fund invests in open-end management investment companies, such Fund's NAV will be calculated based upon the NAVs of the registered open-end investment companies (other than exchange-traded funds, which are valued at their current market value) in which the Tax-Free Fund invests; the prospectuses for these companies would explain the circumstances under which those companies will use fair value pricing and the effects of fair value pricing. Other securities, including restricted securities and other assets are valued at fair value as established by the Board of Trustees or its delegate. If an event were to occur after the value of an instrument was established but before NAV per share was determined, which would likely materially change the NAV, then the instrument would be valued using fair value considerations by the Board of Trustees or its delegate.

When market quotations are not readily available (which is usually the case for municipal securities), invalid, or unreliable, or when a significant event occurs, Integrity Fund Services establishes the fair market value pursuant to procedures approved by the Board of Trustees, under the ultimate supervision of the Board of Trustees. In establishing fair value, Integrity Fund Services considers factors such as the yields and prices of comparable municipal bonds; the type of issue, coupon, maturity, and rating; indications of value from dealers; and general market conditions. Integrity Fund Services may also use a computer based system, a "matrix system," to compare securities to determine valuations. The procedures used by Integrity Fund Services and its valuations are reviewed by the officers of the Funds under the general supervision of the Board of Trustees and periodically by the Board of Trustees. Whether a particular event is a significant event depends on whether the event is likely to affect the value of a portfolio security held by a fund. Significant events may include new developments in the securities markets or major occurrences outside of the securities markets, such as natural disasters and armed conflicts. In accordance with the fair value procedures adopted by the Board of Trustees, Integrity Fund Services is responsible for monitoring the securities markets and new developments for significant events that might require a Fund to fair value its securities.

Examples of circumstances which may require further consideration to be given to whether market quotations are available, valid, or reliable, include the lack of reported trades for or infrequent sales of a portfolio security, the suspension of trading on an exchange on which a portfolio security was traded and markets closing early. In addition, while the Tax-Free Funds do not generally invest in thinly traded securities, in the event that they do, such securities may be valued at fair value. Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. Each Tax-Free Fund, when using fair value methods to price securities, may value those securities higher or lower than another mutual fund using market quotations or fair value to price the same securities. There can be no assurance that a Tax-Free Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Tax-Free Fund determines its NAV.

Small-Cap Fund

The Small-Cap Fund's investments are primarily valued using market quotations. Corporate debt securities (other than short-term instruments) are valued at prices furnished by a pricing service, subject to review and possible revision by Integrity Fund Services. Short-term securities are valued at either original cost or amortized cost, both of which approximate current market value. To the extent the Small-Cap Fund invests in open-end management investment companies, the Small-Cap Fund's NAV will be calculated based upon the NAVs of the registered open-end management investment companies (other than exchange-traded funds, which are valued at their current market value) in which the Small-Cap Fund invests; the prospectuses for these companies would explain the circumstances under which those companies will use fair value pricing and the effects of fair value pricing.

If market prices are not readily available, invalid or unreliable, or when a significant event occurs, the fair value of securities is determined using procedures approved by the Board of Trustees. In addition, if between the time trading ends on a particular security and the close of trading on the New York Stock Exchange, events occur that materially affect the value of the security, the Small-Cap Fund may value the security at its fair value as determined in good faith by Integrity Fund Services under procedures approved by the Board of Trustees and under the ultimate supervision of the Board of Trustees. In such a case, the Small-Cap Fund's NAV will be subject to the judgment of Integrity Fund Services rather than being determined by the market.

To the extent that the Small-Cap Fund's assets are traded in other markets on days when the Small-Cap Fund is not open for business and does not price its shares, the value of the Small-Cap Fund's shares may be affected on those days when shareholders may not be able to purchase or sell the Small-Cap Fund's shares. In addition, trading in some of the Small-Cap Fund's assets may not occur on days when the Small-Cap Fund is open for business.

Accounts with Low Balances

If the value of your account falls below $250 because you sell some of your shares. Integrity Fund Services may mail you a notice asking you to bring the account back up to its applicable minimum investment amount. If you choose not to do so within 30 days, Integrity Fund Services may close your account and mail the proceeds to the address of record.

Statements and Reports

You will receive a confirmation statement for each transaction as well as quarterly account statements. You will also receive the Funds' financial reports every six months.

The dealer or other investment representative of record on your account will also receive statements and other information about your account directly from the Fund.

Joint Accounts

Unless you specify a different registration, accounts with two or more owners are registered as "joint tenants with rights of survivorship." To make any ownership changes to a joint account, all owners must agree in writing, regardless of the law in your state.

Market Timing Policy

The Funds are designed for long-term investors and are not intended for investors that engage in excessive short-term trading activity (including purchases and sales of Fund shares in response to short-term market fluctuations) that may be harmful to the Funds, including but not limited to market timing. Short-term or excessive trading into and out of a Fund can disrupt portfolio management strategies, harm performance, and increase Fund expenses for all shareholders, including long-term shareholders who do not generate these costs. A Fund may be more or less affected by short-term trading in Fund shares, depending on various factors such as: the size of the Fund, the amount of assets the Fund typically maintains in cash or cash equivalents; the dollar amount, number, and frequency of trades in Fund shares; and other factors. Arbitrage market timing may also be attempted in funds that hold significant investments in securities and other types of investments that may not be frequently traded. There is the possibility that arbitrage market timing, under certain circumstances, may dilute the value of Fund shares if redeeming shareholders receive proceeds (and buying shareholders receive shares) based on NAVs that do not reflect appropriate fair value prices. Each Fund may refuse to sell shares to market timers and will take such other actions necessary to stop excessive or disruptive trading activities, including closing an account to new purchases believed to be held by or for a market timer and as further set out below. The Funds do not accommodate frequent purchases and redemptions of Fund shares by Fund shareholders. The Funds' Board of Trustees has adopted and implemented the following policies and procedures to discourage and prevent market timing or excessive short-term trading in the Funds: (i) trade activity monitoring; (ii) restricting certain transactions; and (iii) using fair value pricing in certain instances. Each of these procedures is described in more detail below.

Although these procedures are designed to discourage excessive short-term trading, none of these procedures alone nor all of them taken together eliminate the possibility that excessive short-term trading activity in a Fund may occur. Moreover, each of these procedures involves judgments that are inherently subjective. Viking Management and its agents seek to make these judgments to the best of their abilities in a manner that they believe is consistent with shareholder interests. The Funds may modify these procedures in response to changing regulatory requirements imposed by the SEC or to enhance the effectiveness of these procedures and to further restrict trading activities by market timers. Although the Funds and their service providers seek to use these methods to detect and prevent abusive trading activities, there can be no assurances that such activities can be mitigated or eliminated.

Trade Activity Monitoring

The Funds, Viking Management, and their agents monitor selected trades and flows of money in and out of the Funds in an effort to detect excessive short-term trading activities and for consistent enforcement of the procedures. If, as a result of this monitoring, a Fund, Viking Management, or one of their agents believes that a shareholder has engaged in excessive short-term trading, the Transfer Agent will, at its discretion, ask the shareholder to stop such activities or refuse to process purchases or exchanges in the shareholder's account. The Fund may reject any purchase or exchange orders for any reason, without prior notice, particularly purchase or exchange orders that the Fund believes are made on behalf of market timers.

Restrictions on Certain Transactions

In order to prevent market timing, the Funds will impose the following restrictions:

•

the Funds will restrict or refuse purchase or exchange orders, for any reason, by those persons that the Funds or Integrity Funds Distributor, LLC ("Integrity Funds Distributor" or the "Distributor") believes constitute excessive trading;

•	the Funds will reject transactions that violate the Funds' excessive trading policies or their exchange limits;

•	in order to limit excessive exchange activity and otherwise to promote the best interests of the Funds, the Funds will monitor all redemptions that take place within 30 days of purchase; and

•	the Funds will process trades received after 3:00 p.m., Central Time at the next business day's NAV.

However, trades transmitted through National Securities Clearing Corporation ("NSCC") that are received by Integrity Fund Services after 3:00 p.m., Central Time but received by the broker-dealer, bank, or other financial institution transmitting the trade through NSCC before 3:00 p.m., Central Time are processed with the date the trade is received by such financial institution.

Investors are subject to this market timing policy whether a direct shareholder of the Funds or investing indirectly in the Funds through a financial intermediary such as a broker-dealer, a bank, an insurance company separate account, an investment adviser, an administrator, or trustee of an IRS recognized tax-deferred savings plan such as a 401(k) retirement plan and a 529 college savings plan that maintains an omnibus account with the Funds for trading on behalf of its customers.

While the Funds will encourage financial intermediaries to apply the market timing trading policy to their customers who invest indirectly in the Funds, the Funds are limited in their ability to monitor the trading activity or enforce the market timing trading policy with respect to customers of financial intermediaries. For example, should it occur, the Funds may not be able to detect market timing that may be facilitated by financial intermediaries or is difficult to identify because of the omnibus accounts used by those intermediaries for aggregated purchases, exchanges, and redemptions on behalf of all their customers. More specifically, unless the financial intermediaries have the ability to apply the market timing trading policy to their customers (for example, participants in a 401(k) retirement plan) through such methods as implementing short-term trading limitations or restrictions and monitoring trading activity for what might constitute market timing, the Funds may not be able to determine whether trading by customers of financial intermediaries is contrary to the Funds' market timing trading policy. However, under federal securities law, funds are generally required to enter into shareholder information agreements with certain financial intermediaries that hold fund shares in "omnibus accounts" on behalf of others. Pursuant to these arrangements, the financial intermediary agrees to, among other things provide certain information upon fund request about shareholders and transactions in these accounts to help enable funds to enforce restrictions on market timing and similar abusive transactions. The financial intermediary will also execute any instructions from the fund to restrict or prohibit purchases or exchanges by a shareholder the fund has identified as violating its market timing policies.

Fair Value Pricing

The Funds have fair value pricing procedures in place. By fair valuing a security whose price may have been affected (i) by events occurring after the close of trading in its respective market or (ii) by news after the last market pricing of the security, the Funds attempt to establish a price that they might reasonably expect to receive upon their current sale of that security. These methods are designed to help ensure that the prices at which Fund shares are purchased and redeemed are fair and do not result in dilution of shareholder interests or other harm to shareholders. Despite best efforts, however, there is an inherent risk that the fair value may be higher or lower than the value a Fund would have received if it had sold the investment.

Additional Policies

Please note that the Funds maintain additional policies and reserve certain rights, including:

•	The Funds may refuse any order to buy shares, including any purchase under the exchange privilege.

•	At any time, the Funds may change their investment minimums or waive or lower their minimums for certain purchases.

•	The Funds may modify or discontinue the exchange privilege on 60 days' notice.

•	The Funds are not available for purchase in every jurisdiction. Please consult your investment representative or Integrity Fund Services concerning the availability of a particular Fund.

•	To permit investors to obtain the current price, dealers are responsible for transmitting all orders to the Fund promptly.

•	The Funds may modify or discontinue the available sales charge reductions and waivers at any time.

•

Integrity Fund Services will charge a $15.00 fee against a shareholder's account for any payment returned for insufficient funds. The shareholder will also be responsible for any losses suffered by the Funds as a result.

Dealer Compensation

Qualifying dealers who sell Fund shares may receive sales commissions and other payments. These are paid by the Distributor from sales charges, distribution and service (12b-1) fees and its other resources.

Tax-Free Funds
Commission (%) (as a Percentage of Public Offering Price)
Investment under $50,000	3.00%
$50,000 but under $100,000	2.75%
$100,000 but under $250,000	2.50%
$250,000 but under $500,000	2.00%
$500,000 but under $1,000,000	1.50%
$1,000,000 or more	0.75%
12b-1 fee to dealer	0.20%

Small-Cap Fund
Commission (%) (as a Percentage of Public Offering Price)
Investment under $100,000	4.25%
$100,000 but under $250,000	3.50%
$250,000 but under $500,000	2.50%
$500,000 but under $750,000	2.00%
$750,000 but under $1,000,000	1.25%
$1,000,000 or more	0.00%
12b-1 fee to dealer	0.25%

In addition, the Distributor may pay a commission of 1.00% out of its own resources to dealers who initiate and are responsible for the purchase of shares for qualified retirement plans or of $1 million or more. The Distributor or one or more of its affiliates may also from time to time make additional payments, out of their own resources, to certain authorized dealers that sell shares of the Integrity/Viking Funds distributed by the Distributor in order to promote the sales and retention of fund shares by those firms and their customers. The amounts of these payments vary by authorized dealer firm and, with respect to a given firm, are typically calculated by reference to the amount of the firm's recent gross sales of Integrity/Viking Fund shares and/or total assets of Integrity/Viking Funds held by the firm's customers. The level of payments that the Distributor is willing to provide to a particular authorized dealer firm may be affected by, among other factors, the firm's total assets held in and recent investments in Integrity/Viking Funds, the firm's level of participation in Integrity/Viking Fund sales and marketing programs, the firm's compensation program for its registered representatives who sell Integrity/Viking Fund shares and provide services to Integrity/Viking Fund shareholders, and the asset class of the Integrity/Viking Funds for which these payments are provided. For fiscal year 2010, these payments in the aggregate were approximately 0.010% to 0.020% of the assets in the Integrity/Viking Funds, although payments to particular authorized dealers can be significantly higher. The SAI contains additional information about these payments, including the names of the dealer firms to which the payments are expected to be made. This compensation is not reflected in the fees and expenses listed in the fee table section of this prospectus.

Shareholder Inquiries and Mailings

All inquiries regarding the Funds should be directed to:
Integrity Funds Distributor, LLC
PO Box 500
Minot, ND 58702
Phone: 800-276-1262

All inquiries regarding account information should be directed to:
Integrity Fund Services, LLC
PO Box 759
Minot, ND 58702
Phone: 800-601-5593

To reduce expenses, the Funds may mail only one copy of the prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call Integrity Funds Distributor at 800-276-1262 (or contact your financial institution). We will begin sending you individual copies thirty days after receiving your request.

FINANCIAL HIGHLIGHTS

These financial highlights tables are intended to help you understand each Fund's financial performance for the past five fiscal years. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in each such Fund (assuming reinvestment of all dividends and distributions).

The information shown in these tables for the Funds' respective fiscal years ended December 31, 2010 has been audited by Cohen Fund Audit Services, Ltd., the Funds' independent registered public accounting firm, whose report for the most recent fiscal year, along with the respective Fund's financial statements, are included in the Funds' annual report, which is available upon request. The information presented for the fiscal years ended December 29, 2006, December 31, 2007, December 31, 2008, and December 31, 2009 has been audited by the Funds' former independent registered public accounting firm.

Further information about a Fund's performance is contained in the Funds' latest annual or semi-annual shareholder report. You may obtain a free copy of the Funds' latest annual or semi-annual shareholder report upon request from the Fund.

Viking Tax-Free Fund for Montana

Selected per share data and ratios for the periods indicated

	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/29/06
NET ASSET VALUE, BEGINNING OF PERIOD	$9.81	$9.12	$9.96	$10.06	$10.04

Income (loss) from investment operations:
Net investment income (loss)	$0.38	$0.39	$0.39	$0.39	$0.39
Net realized and unrealized gain (loss) on investments	(0.19)	0.69	(0.84)	(0.10)	0.02
Total from investment operations	$0.19	$1.08	$(0.45)	$0.29	$0.41

Less Distributions:
Dividends from net investment income	$(0.38)	$(0.39)	$(0.39)	$(0.39)	$(0.39)
Total distributions	$(0.38)	$(0.39)	$(0.39)	$(0.39)	$(0.39)

NET ASSET VALUE, END OF PERIOD	$9.62	$9.81	$9.12	$9.96	$10.06

Total Return[1]	1.93%	11.97%	(4.66%)	2.96%	4.15%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)	$43,559	$35,789	$10,586	$9,899	$11,084
Ratio of expenses to average net assets after waivers*[2]	0.96%	0.92%	0.85%	0.76%	0.63%
Ratio of expenses to average net assets before waivers*	1.35%	1.31%	1.10%	1.11%	1.08%
Ratio of net investment income to average net assets*	3.87%	3.98%	4.03%	3.91%	3.87%
Portfolio turnover rate	25.34%	11.14%	14.34%	26.57%	24.39%

[1]	Excludes any applicable sales charge.

[2]	This row reflects the impact, if any, of fee waivers or reimbursements by the then-current investment adviser and/or affiliated service providers.

*	Average net assets was calculated using a 360-day period.

Total return represents the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions.

Viking Tax-Free Fund for North Dakota

Selected per share data and ratios for the periods indicated

	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/29/06
NET ASSET VALUE, BEGINNING OF PERIOD	$10.07	$9.22	$10.10	$10.22	$10.14

Income (loss) from investment operations:
Net investment income (loss)	$0.38	$0.40	$0.40	$0.40	$0.39
Net realized and unrealized gain (loss) on investments	(0.23)	0.85	(0.88)	(0.12)	0.08
Total from investment operations	$0.15	$1.25	$(0.48)	$0.28	$0.47

Less Distributions:
Dividends from net investment income	$(0.38)	$(0.40)	$(0.40)	$(0.40)	$(0.39)
Total distributions	$(0.38)	$(0.40)	$(0.40)	$(0.40)	$(0.39)

NET ASSET VALUE, END OF PERIOD	$9.84	$10.07	$9.22	$10.10	$10.22

Total Return[1]	1.48%	13.77%	(4.89%)	2.77%	4.77%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)	$19,266	$18,173	$5,054	$5,652	$5,876
Ratio of expenses to average net assets after waivers*[2]	0.96%	0.92%	0.85%	0.77%	0.62%
Ratio of expenses to average net assets before waivers*	1.42%	1.49%	1.21%	1.20%	1.18%
Ratio of net investment income to average net assets*	3.79%	3.94%	4.10%	3.92%	3.86%
Portfolio turnover rate	29.47%	52.28%	30.91%	28.12%	35.84%

[1]	Excludes any applicable sales charge.

[2]	This row reflects the impact, if any, of fee waivers or reimbursements by the then-current investment adviser and/or affiliated service providers.

*	Average net assets was calculated using a 360-day period.

Total return represents the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions.

Viking Small-Cap Value Fund

Selected per share data and ratios for the periods indicated

	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/29/06
NET ASSET VALUE, BEGINNING OF PERIOD	$13.27	$10.76	$14.85	$15.43	$14.32

Income (loss) from investment operations:
Net investment income (loss)	$0.02	$0.05	$0.06	$0.02	$0.01
Net realized and unrealized gain (loss) on investments	2.34	2.51	(4.09)	0.35	2.00
Total from investment operations	$2.36	$2.56	$(4.03)	$0.37	$2.01

Less Distributions:
Dividends from net investment income	$(0.02)	$(0.05)	$(0.06)	$(0.02)	$(0.01)
Distributions from net realized gains	$0.00	$0.00	$0.00	$(0.93)	$(0.89)
Total distributions	$(0.02)	$(0.05)	$(0.06)	$(0.95)	$(0.90)

NET ASSET VALUE, END OF PERIOD	$15.61	$13.27	$10.76	$14.85	$15.43

Total Return[1]	17.76%	23.82%	(27.12%)	2.41%	14.02%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)	$3,842	$3,482	$3,119	$3,818	$3,243
Ratio of expenses to average net assets after waivers*[2]	1.65%	1.57%	1.50%	1.65%	1.65%
Ratio of expenses to average net assets before waivers*	2.77%	3.42%	1.96%	2.15%	2.23%
Ratio of net investment income to average net assets*	0.11%	0.48%	0.47%	0.16%	0.08%
Portfolio turnover rate	42.94%	54.74%	71.46%	46.19%	36.96%

[1]	Excludes any applicable sales charge.

[2]	This row reflects the impact, if any, of fee waivers or reimbursements by the then-current investment adviser and/or affiliated service providers.

*	Average net assets was calculated using a 360-day period.

Total return represents the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions.

VIKING MUTUAL FUNDS

Viking Tax-Free Fund for Montana
Viking Tax-Free Fund for North Dakota
Viking Small-Cap Value Fund

1 Main Street North • Minot, ND 58703 • 701-852-5292
PO Box 500 • Minot, ND 58702
PO Box 759 • Minot, ND 58702
800-276-1262 • Marketing • Fax 701-838-4902
800-601-5593 • Transfer Agent • Fax 701-852-2548

Investment Manager

Viking Fund Management, LLC
PO Box 500
Minot, ND 58702

Sub-Adviser

(For the Small-Cap Value Fund)
Fox Asset Management LLC
331 Newman Springs Road, Suite 122
Red Bank, NJ 07701

Principal Underwriter

Integrity Funds Distributor, LLC
PO Box 500
Minot, ND 58702

Custodian

Wells Fargo Bank, NA
Trust & Custody Solutions
801 Nicollet Mall, Suite 700
Minneapolis, MN 55479

Transfer Agent

Integrity Fund Services, LLC
PO Box 759
Minot, ND 58702

Independent Registered Public Accounting Firm

Cohen Fund Audit Services, Ltd.
800 Westpoint Parkway
Suite 1100
Westlake, OH 44145

Legal Counsel

Chapman and Cutler LLP
111 West Monroe Street
Chicago, IL 60603

ADDITIONAL INFORMATION

You can learn more about each Fund in the following documents:

Annual/Semiannual Report to Shareholders

Includes a discussion of market conditions and Fund strategies that significantly affected the Fund's performance during the reporting period as well as financial statements, portfolio holdings, and the auditor's report.

Statement of Additional Information (SAI)

Contains more information about each Fund, its investments and policies. The SAI is incorporated by reference, so it is legally a part of this prospectus.

For a free copy of the current annual/semi-annual report or the SAI, please contact your investment representative, call us at the number below, or access it from the Funds' website at: www.integrityvikingfunds.com.

Integrity Fund Services, LLC

800-601-5593

You may also call the number above to request other information about the Funds and to make shareholder inquiries.

Information about each Fund (including the SAI) can be reviewed and copied at the Commission's Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-551-8090. Reports and other information about each Fund are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov, and copies of this information may be obtained after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-1520.

SEC File No. 811-09277

[Logo]

Statement of Additional Information
April 30, 2011

Viking Mutual Funds

VIKING TAX-FREE FUND FOR MONTANA TICKER: VMTTX

VIKING TAX-FREE FUND FOR NORTH DAKOTA TICKER: VNDFX

VIKING SMALL-CAP VALUE FUND TICKER: VSVAX

Viking Mutual Funds
PO Box 500
Minot, ND 58702
701-852-5292
800-601-5593 • Transfer Agent
800-276-1262 • Marketing

Viking Tax-Free Fund for Montana, Viking Tax-Free Fund for North Dakota and Viking Small-Cap Value Fund (each a "Fund") are mutual funds that offer shares pursuant to a prospectus dated April 30, 2011 ("Prospectus"). This Statement of Additional Information ("SAI") is not a prospectus. It contains information in addition to the information in the Funds' Prospectus. The Funds' Prospectus, which we may amend from time to time, contains the basic information you should know before investing in a Fund. You should read this SAI together with the Funds' Prospectus.

The audited financial statements and auditors' report in Viking Mutual Funds' Annual Report to Shareholders, for the fiscal year ended December 31, 2010, are incorporated by reference into this SAI (are legally a part of this SAI).

For a free copy of the current Prospectus or annual report contact your investment representative, call 800-276-1262 or you may access the Prospectus and semi-annual/annual reports from the Funds' website at www.integrityvikingfunds.com.

Mutual funds:
* are not insured by the FDIC or any other government agency;
* have no bank guarantees;
* may lose value, so an investor may lose money

INVESTMENT RESTRICTIONS

The following policies and limitations supplement those set forth in the Prospectus. The Funds have adopted the following restrictions as fundamental policies. This means that any restriction may be changed only if the change is approved, as set forth in the Investment Company Act of 1940, as amended (the "1940 Act") by (i) more than 50% of a Fund's outstanding shares or (ii) 67% or more of a Fund's shares present at a shareholder meeting if more than 50% of the Fund's outstanding shares are represented at the meeting in person or by proxy, whichever is less.

The Viking Tax-Free Fund for Montana seeks the highest level of current income that is exempt from federal and Montana personal income taxes and is consistent with the preservation of capital. The Fund's investment objective is fundamental. In addition, the Fund has a fundamental policy pursuant to which it invests at least 80% of its net assets (including any borrowings for investment purposes) in municipal securities that pay interest free from federal income taxes, including the federal alternative minimum tax.

The Viking Tax-Free Fund for North Dakota seeks the highest level of current income that is exempt from federal and North Dakota personal income taxes and is consistent with the preservation of capital. The Fund's investment objective is fundamental. In addition, the Fund has a fundamental policy pursuant to which it invests at least 80% of its net assets (including any borrowings for investment purposes) in municipal securities that pay interest free from federal income taxes, including the federal alternative minimum tax.

Tax-Free Funds

The following fundamental restrictions apply to the Viking Tax-Free Fund for Montana ("Tax-Free Fund for Montana") and the Viking Tax-Free Fund for North Dakota ("Tax-Free Fund for North Dakota") (each a "Tax-Free Fund").

A Tax-Free Fund may not:

(1)

issue any senior securities, borrow money or mortgage or pledge any of the assets of the Fund, except that borrowings for temporary or emergency purposes may be made in an amount up to 5% of total assets.

(2)	buy any securities on margin or sell any securities short.

(3)	make loans, except by purchase of debt obligations in which the Fund may invest consistent with its investment policies.

(4)

underwrite securities issued by other persons except insofar as the Fund may be technically deemed an underwriter under the federal securities laws in connection with the disposition of portfolio securities.

(5)	purchase the securities of any issuer which would result in the Fund owning more than 10% of the outstanding voting securities of an issuer.

(6)	purchase or sell real estate, although it may purchase securities which are secured by or represent interests in real estate.

(7)

purchase or sell commodities or commodity contracts, financial future contracts, puts, calls, straddles, spreads or any combination thereof or derivative securities of any kind, or interests in oil, gas or other mineral exploration or development programs.

(8)	invest in companies for the purpose of exercising control or management.

(9)

purchase any security if thereafter 25% or more of the total assets of the Fund would be invested in securities of issuers having their principal business activities in the same industry; this restriction does not apply to securities issued or guaranteed by the U.S. Government, its agencies, authorities, or instrumentalities, or to tax-exempt obligations issued or guaranteed by a U.S. territory or possession or a state or local government, or a political subdivision of any of the foregoing.

(10)

invest more than 5% of its total assets in securities of any single investment company, nor more than 10% of its total assets in securities of two or more investment companies, except as part of a merger, consolidation or acquisition of assets or invest in securities of any single investment company if as a result of such investment, the Fund owns more than 3% of the total voting stock of such investment company; except that the Fund may invest in money market mutual funds to the extent permitted by federal law, including the 1940 Act and rules promulgated thereunder.

(11)	invest in foreign securities.

Small-Cap Fund

The Viking Small-Cap Value Fund seeks long-term total return and capital preservation. The Fund's investment objective is fundamental.

The following fundamental restrictions apply to the Viking Small-Cap Value Fund ("Small-Cap Fund").

The Small-Cap Fund may not:

(1)

issue any senior securities, borrow money or mortgage or pledge any of the assets of the Fund, except that borrowings for temporary or emergency purposes may be made in an amount up to 5% of total assets.

(2)	buy any securities on margin or sell any securities short.

(3)	make loans, except by purchase of debt obligations in which the Fund may invest consistent with its investment policies.

(4)

underwrite securities issued by other persons except insofar as the Fund may be technically deemed an underwriter under the federal securities laws in connection with the disposition of portfolio securities.

(5)

invest more than 5% of the value of the total assets of the Fund in the securities of any one issuer, but this limitation does not apply to investments in securities issued or guaranteed by the U.S. government, its agencies, authorities or instrumentalities or to investments in money market mutual funds.

(6)	purchase the securities of any issuer which would result in the Fund owning more than 10% of the outstanding voting securities of an issuer.

(7)	purchase or sell real estate, although it may purchase securities which are secured by or represent interests in real estate.

(8)

purchase or sell commodities or commodity contracts, financial future contracts, puts, calls, straddles, spreads or any combination thereof or derivative securities of any kind, or interests in oil, gas or other mineral exploration or development programs.

(9)	invest in companies for the purpose of exercising control or management.

(10)

purchase any security if thereafter 25% or more of the total assets of the Fund would be invested in securities of issuers having their principal business activities in the same industry; this restriction does not apply to securities issued or guaranteed by the U.S. Government, its agencies, authorities, or instrumentalities.

(11)

invest more than 5% of its total assets in securities of any single investment company, nor more than 10% of its total assets in securities of two or more investment companies, except as part of a merger, consolidation or acquisition of assets or invest in securities of any single investment company if as a result of such investment, the Fund owns more than 3% of the total voting stock of such investment company; except that the Fund may invest in money market mutual funds to the extent permitted by federal law, including the 1940 Act and rules promulgated thereunder.

(12)	invest in foreign securities, provided that this limitation shall not apply to foreign securities denominated in U.S. dollars, including American Depository Receipts (ADRs).

The Small-Cap Fund has a non-fundamental policy whereby it normally invests at least 80% of its net assets in equity securities of small capitalization companies. The Small-Cap Fund currently defines small cap companies as companies with total market value of no more than $3 billion at the time the Small-Cap Fund first invests in them. The Small-Cap Fund may continue to hold or add to a position in a company's securities after it has grown beyond $3 billion. This non-fundamental 80% policy for the Small-Cap Fund cannot be changed without 60 days' notice to shareholders.

Each Fund has a non-fundamental policy restricting its investment in illiquid securities to 15% of net assets. Illiquid securities include securities that cannot be sold within seven days in the ordinary course of business for approximately the amount at which a Fund has valued the securities.

If a bankruptcy or other extraordinary event occurs concerning a particular security a Fund owns, the Fund may receive stock, real estate, or other investments that the Fund would not, or could not, buy. If this happens, the Fund intends to sell such investments as soon as practicable while maximizing the return to shareholders.

Excluding the Funds' restrictions regarding borrowing and illiquid securities, any investment restriction or limitation which involves a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after an acquisition of securities and such excess results therefrom. If events subsequent to a transaction result in a Fund exceeding the percentage limitation on borrowing or illiquid securities, the investment manager will take appropriate steps to reduce the percentage of borrowings or the percentage held in illiquid securities, as may be required by law, within a reasonable amount of time. More specifically with respect to illiquid securities, the investment manager will take reasonable and appropriate steps to bring the Fund back into compliance with the 15% percentage limitation described above.

DESCRIPTION OF INVESTMENT TECHNIQUES AND RISKS

The following is a description of the various types of securities the Tax-Free Funds may buy and certain of the accompanying risks. A more complete discussion of the principal investment strategies and principal risks of the Tax-Free Funds is set forth in the Prospectus. The Tax-Free Funds may not necessarily buy all of these securities or use all of these techniques.

Municipal bonds meet longer-term capital needs and generally have maturities from one to 30 years when issued. They have two principal classifications: general obligation bonds and revenue bonds.

Tax-Free Funds—Principal Investment Techniques and Risks

General obligation bonds

Issuers of general obligation bonds include states, counties, cities, towns and regional districts. The proceeds of these obligations are used to fund a wide range of public projects, including construction or improvement, of schools, highways, and roads. The basic security behind general obligation bonds is the issuer's pledge of its full faith, credit, and taxing power for the payment of principal and interest. The taxes that can be levied for the payment of debt service may be limited or unlimited as to the rate or amount of special assessments.

Revenue bonds

The full faith, credit, and taxing power of the issuer do not secure revenue bonds. Instead, the principal security for a revenue bond is generally the net revenue derived from a particular facility, group of facilities, or, in some cases, the proceeds of a special excise tax or other specific revenue source. Revenue bonds are issued to finance a wide variety of capital projects, including: electric, gas, water and sewer systems; highways, bridges, and tunnels; port and airport facilities; colleges and universities; and hospitals. The principal security behind these bonds may vary. For example, housing finance authorities have a wide range of security, including partially or fully insured mortgages, rent subsidized and/or collateralized mortgages, and/or the net revenues from housing or other public projects. Many bonds provide additional security in the form of a debt service reserve fund that may be used to make principal and interest payments. Some authorities have further security in the form of state assurances (although without obligation) to make up deficiencies in the debt service reserve fund.

All of the municipal securities in which the Funds invest are rated investment grade (BBB- or higher), at the time of purchase by a nationally recognized statistical rating service such as Standard and Poor's Ratings Services ("S&P"), Moody's Investors Service ("Moodys") or Fitch Ratings ("Fitch") or are of comparable quality as determined by the investment manager.

Ratings of municipal bonds represent the opinions of the rating services with respect to the securities and are not absolute standards of quality. Please see "Description of Bond Ratings" for a description of the ratings.

With respect to unrated securities, it is also the Funds' intent to buy securities that, in the view of the investment manager, would be comparable in quality to the Funds' rated securities and have been determined to be consistent with the Funds' objectives without exposing the Funds to excessive risk. The Funds will not buy issues that are in default or that the investment manager believes involve excessive risk.

Tax-exempt industrial development revenue bonds

The Funds may invest in industrial development revenue bonds the interest on which is exempt from federal income tax in the opinion of the bond issuer's counsel. Tax-exempt industrial development revenue bonds are issued by or on behalf of public authorities to finance various privately operated facilities for business, manufacturing, housing, sports and pollution control, as well as public facilities such as airports, mass transit systems, ports, and parking. The payment of principal and interest is solely dependent on the ability of the facility's user to meet its financial obligations and the pledge, if any, of the facility or other property as security for payment.

Callable bonds

Each Fund may invest in callable bonds, which allow the issuer to repay some or all of the bonds ahead of schedule. If a bond is called, the Fund will receive the principal amount and accrued interest, and may receive a small additional payment as a call premium. The Fund may sell a callable bond before its call date, if it believes the bond is at its maximum premium potential. An issuer is more likely to call its bonds when interest rates are falling, because the issuer can issue new bonds with lower interest payments. If a bond is called, the Fund may have to replace it with a lower-yielding security. If the Fund originally paid a premium for the bond because it had appreciated in value from its original issue price, the Fund also may not be able to recover the full amount it paid for the bond. One way for the Fund to protect itself from call risk is to buy bonds with call protection. Call protection is an assurance that the bond will not be called for a specific time period, typically five to 10 years from when the bond is issued. In light of the Funds' pricing policies and certain amortization procedures required by the Internal Revenue Service ("IRS"), the Funds do not expect to suffer any material adverse impact related to the value at which they carry bonds in connection with calls of bonds purchased at a premium. As with any investment strategy, however, there is no guarantee that a call may not have a more substantial impact than anticipated.

Escrow-secured or defeased bonds are created when an issuer refunds, before maturity, an outstanding bond issue that is not immediately callable (or pre-refunds), and sets aside funds for redemption of the bonds at a future date. The issuer uses the proceeds from a new bond issue to buy high grade, interest bearing debt securities, generally direct obligations of the U.S. government. These securities are then deposited in an irrevocable escrow account held by a trustee bank to secure all future payments of principal and interest on the pre-refunded bond. Escrow-secured bonds often receive a triple A or equivalent rating from Moodys, S & P, or Fitch.

Single-state considerations

Because each of the Tax-Free Funds focuses its investments in the municipal securities of a single state, changes in economic, political or regulatory occurrences in the state could adversely affect the state's municipal bond issuers and will have a greater impact on investment returns than would be the case for a municipal securities fund investing nationally. The following discussion of the states' economies was obtained from external research reports and has not been independently verified by the Funds.

Montana general economic conditions

Montana is the fourth-largest state in area in the U.S. and had an estimated population of 974,989 as of June 2010.

Montana's economic base is concentrated in agriculture, mining, wood products and other manufacturing and nonresident travel. Montana's economy entered a recession at the end of 2008 that continued through 2009 and the first half of calendar year 2010. The recession in Montana has most impacted the areas of nonresident travel and manufacturing (including forest products and construction). The mining and government sectors of the economy have not been significantly impacted by the recession. Growth in the government workforce and related federal stimulus expenditures helped stabilize Montana's economy. Overall, Montana's non-agricultural employment declined an estimated 2.8% in 2009. The decline slowed to an estimated 0.3% decrease in the first half of 2010. The overall unemployment rate increased from 5.4% to 6.7% in calendar year 2009. The rise in unemployment continued through June 2010 resulting in a rate of 7.3%. Montana's personal and corporate income tax revenues declined in fiscal year 2010.

The general fund is the chief operating fund of the state. At the end of fiscal year 2010, the combined unassigned and assigned (spendable) fund balance of the general fund was $322.4 million. Unassigned fund balance decreased, from the previously reported unreserved fund balance of $392.5 million, during fiscal year 2010 by approximately $70.2 million, primarily because of less income and natural resource tax revenues. General fund expenditures for fiscal year 2010 decreased by $122.9 million, or 7.2%. This decrease in expenditures partially offset the impact of decreased revenue collections.

As of April 6, 2011, Standard & Poor's Corporation rated the State of Montana's outstanding general obligation (GO) bonds as "AA". The state received an upgrade to the "AA" rating from Standard & Poor's Corporation in 2008. Moody's Investors Service rated the GO bonds as "Aa1" and Fitch Ratings rated the GO bonds as "AA+".

North Dakota general economic conditions

The North Dakota economy continued to outperform the national economy. In October 2010, North Dakota's non-seasonally adjusted unemployment rate was 2.8%, approximately one-third the national rate of 9.0%.

Several factors have driven North Dakota's economic performance. The agricultural industry continues to play a key role in the state's economy. The United States Department of Agriculture reported that North Dakota is the nation's leading producer of durum wheat, spring wheat, barley, dry edible beans, canola, flaxseed, lentils, dry edible peas, sunflowers and several other crops. Agricultural commodity and cattle prices have fallen from recent record highs, but remain high by historic standards.

The energy industry plays an important role in the state's economy. The development of wind and coal resources, the production of ethanol and bio-diesel, and oil and natural gas extraction all contribute to the state's economy. As of fiscal year 2010, oil production increased over 200% during the previous four years. North Dakota's current crude oil production ranks fourth in the nation. State and local tax revenues have been bolstered by increased oil and gas tax collections.

Manufacturing is also a prominent player in the state's economy, accounting for 6.5% of employment as of fiscal year 2010. Machinery and transportation equipment accounted for over 40% of the state's exports. Exports totaled nearly $2.2 billion in 2009.

Gross state product, which was $24.6 billion in 2009, is projected to grow by $5.0 billion by 2014, a 20.3% increase. Total employment is expected to grow from 366,000 in 2009 to 395,000 in 2014, an increase of 29,000 jobs, or 7.9%. Personal income is expected to grow by 4.0 to 5.2% each year from 2011 through 2014.

North Dakota had no general obligation bonds outstanding as of June 30, 2010.

Municipal market disruption risk

The value of municipal securities may be affected by uncertainties in the municipal market related to legislation or litigation involving the taxation of municipal securities or the rights of municipal securities holders in the event of a bankruptcy. Proposals to restrict or eliminate the federal income tax exemption for interest on municipal securities are introduced before Congress from time to time. Proposals also may be introduced before the state legislatures that would affect the state tax treatment of a municipal fund's distributions. If such proposals were enacted, the availability of municipal securities and the value of a municipal fund's holdings would be affected and the Trustees would reevaluate the Funds' investment objectives and policies. Municipal bankruptcies are relatively rare, and certain provisions of the U.S. Bankruptcy Code governing such bankruptcies are unclear and remain untested. Further, the application of state law to municipal issuers could produce varying results among the states or among municipal securities issuers within a state. These legal uncertainties could affect the municipal securities market generally, certain specific segments of the market, or the relative credit quality of particular securities. Any of these effects could have a significant impact on the prices of some or all of the municipal securities held by a Fund.

Tax-Free Funds—Non-Principal Investment Techniques and Risks

Municipal lease obligations

The Funds may invest in municipal lease obligations, including certificates of participation. Since annual appropriations are required to make lease payments, municipal lease obligations generally are not subject to constitutional limitations on the issuance of debt and may allow an issuer to increase government liabilities beyond constitutional debt limits. When faced with increasingly tight budgets, local governments have more discretion to curtail lease payments under a municipal lease obligation than they do to curtail payments on other municipal securities. If not enough money is appropriated to make the lease payments, the leased property may be repossessed as security for holders of the municipal lease obligations. If this happens, there is no assurance that the property's private sector or re-leasing value will be enough to make all outstanding payments on the municipal lease obligations or that the payments will continue to be tax-free. While cancellation risk is inherent to municipal lease obligations, the investment manager believes that this risk may be reduced, although not eliminated, by the Funds' policies on the quality of securities in which they may invest.

Zero coupon securities

The Funds may invest in zero-coupon and delayed interest securities. Zero-coupon securities make no periodic interest payments, but are sold at a deep discount from their face value. The buyer recognizes a rate of return determined by the gradual appreciation of the security, which is redeemed at face value on a specified maturity date. The discount varies depending on the time remaining until maturity, as well as market interest rates, liquidity of the security, and the issuer's perceived credit quality. The discount, in the absence of financial difficulties of the issuer, typically decreases as the final maturity date approaches. If the issuer defaults, a Fund may not receive any return on its investment.

Because zero-coupon securities bear no interest, their value is generally more volatile than the value of other fixed-income securities. Since zero-coupon bondholders do not receive interest payments, zero-coupon securities fall more drastically than bonds paying interest on a current basis when interest rates rise. When interest rates fall, zero-coupon securities rise more rapidly in value, because the bonds reflect a fixed rate of return.

An investment in zero-coupon and delayed interest securities may cause a Fund to recognize income and make distributions to shareholders before it receives any cash payments on its investments. To generate cash to satisfy distribution requirements, a Fund may have to sell portfolio securities that it otherwise would have continued to hold or to use cash flows from other sources such as the sale of Fund shares.

Housing revenue bonds

Each Fund may invest in housing revenue bonds. Housing revenue bonds are generally issued by a state, county, city, local housing authority or other public agency. They generally are secured by the revenues derived from mortgages purchased with the proceeds of the bond issue. It is extremely difficult to predict the supply of available mortgages to be purchased with the proceeds of an issue or the future cash flow from the underlying mortgages. Consequently, there are risks that proceeds will exceed supply, resulting in early retirement of bonds, or that homeowner repayments will create an irregular cash flow. Many factors may affect the financing of multi-family housing projects, including acceptable completion of construction, proper management, occupancy and rent levels, economic conditions, and changes to current laws and regulations.

When-issued securities

Municipal securities are frequently offered on a when-issued basis. When so offered, the price, which is generally expressed in yield terms, is fixed at the time the commitment to buy is made, but delivery and payment take place at a later date. During the time between purchase and settlement, no payment is made by the Funds to the issuer and no interest accrues to the Funds. If the other party to the transaction fails to deliver the security, the Funds could miss a favorable price or yield opportunity, or could experience a loss.

When a Fund makes the commitment to buy a municipal security on a when-issued basis, it records the transaction and reflects the value of the security in the determination of its Net Asset Value ("NAV"). The Funds believe that their NAVs or income will not be negatively affected by the purchase of municipal securities on a when-issued basis. The Funds will not engage in when-issued transactions for investment leverage purposes.

Although the Funds will generally buy municipal securities on a when-issued basis with the intention of acquiring the securities, they may sell the securities before the settlement date if it is considered advisable. When a Fund is the buyer, it will maintain cash or securities, with an aggregate value equal to the amount of its purchase commitments, in a segregated account with its custodian bank until payment is made. If assets of the Funds are held in cash pending the settlement of a purchase of securities, the Funds will not earn income on those assets.

U.S. Government obligations

Each Fund may invest in U.S. Government obligations. U.S. Government obligations are issued by the U.S. Treasury or by agencies and instrumentalities of the U.S. Government and are backed by the full faith and credit of the U.S. government. They include Treasury bills, notes, and bonds.

Other investment companies

The Funds may invest in the shares of other investment companies. Such investments may be the most practical manner in which the Funds can invest in certain securities because those securities themselves may not be available at the time a Fund is ready to make an investment.

As a shareholder in an investment company, a Fund would bear its pro rata share of that investment company's expenses. Investment in other investment companies may involve the payment of substantial premiums above the value of such issuers' portfolio securities. A Fund does not intend to invest in such investment companies unless, in the judgment of the Fund's investment manager, the potential benefits of such investment justify the payment of any applicable premium or sales charge. See "Investment Restrictions" above.

Temporary investments

During unusual market or other conditions, each Fund may temporarily depart from its investment objective and invest up to 100% of its assets in short-term U.S. Government obligations, cash, and cash equivalents. These short-term investments may be taxable.

The following is a description of the various types of securities the Small-Cap Fund may buy and certain of the accompanying risks. A more complete discussion of the principal investment strategies and principal risks of the Small-Cap Fund is set forth in the Prospectus. The Small-Cap Fund may not necessarily buy all of these securities or use all of these techniques.

Small-Cap Fund—Principal Investment Techniques and Risks

Equity securities

Equity securities generally entitle the holder to participate in a company's operating results. The purchaser of an equity security typically receives an ownership interest in the company as well as certain voting rights. The owner of an equity security may participate in a company's success through the receipt of dividends, which are distributions of earnings by the company to its owners. Equity security owners may also participate in a company's success or lack of success through increases or decreases in the value of the company's shares as traded in the public trading market for such shares. Equity securities generally take the form of common stock or preferred stock. Preferred stockholders typically receive greater dividends but may receive less appreciation than common stockholders and may have greater voting rights as well.

American Depositary Receipts

The Small-Cap Fund may invest up to 20% of its net assets in sponsored ADRs. ADRs are typically issued by a U.S. bank or trust company and evidence ownership of underlying securities issued by a foreign corporation. Most ADRs are denominated in U.S. dollars and are traded on a U.S. stock exchange. Issuers of the securities underlying sponsored ADRs are contractually obligated to disclose material information in the United States.

While these investments in U.S. dollar-denominated securities of foreign issuers are intended to reduce risk by providing further diversification, such investments involve sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities. These additional risks include the possibility of adverse political and economic developments (including political instability, nationalization, expropriation, or confiscatory taxation) and the potentially adverse effects of unavailability of public information regarding issuers, less governmental supervision and regulation of financial markets, reduced liquidity of certain financial markets, and the lack of uniform accounting, auditing, and financial reporting standards or the application of standards that are different or less stringent than those applied in the United States.

Small-Cap Fund—Non-Principal Investment Techniques and Risks

Other equity securities

In addition to common and preferred stocks described above, equity securities may also include convertible securities, warrants, or rights. Convertible securities include bonds or preferred stocks that are convertible into, or exchangeable for, common stocks. Warrants or rights give the holder the right to buy a common stock at a given time for a specified price. As the values of these types of equity securities are tied to the price of stocks, they could decline in value if the issuer's financial condition declines or in response to overall market and economic conditions.

U.S. Government obligations

The Small-Cap Fund may invest in U.S. Government obligations. U.S. Government obligations are issued by the U.S. Treasury or by agencies and instrumentalities of the U.S. Government and are backed by the full faith and credit of the U.S. government. They include Treasury bills, notes, and bonds.

Other investment companies

The Small-Cap Fund may invest in the shares of other investment companies. As a shareholder in an investment company, the Small-Cap Fund would bear its pro rata share of that investment company's expenses. Investment in other investment companies may involve the payment of substantial premiums above the value of such issuers' portfolio securities. The Small-Cap Fund does not intend to invest in such investment companies unless, in the judgment of the Fund's investment manager, the potential benefits of such investment justify the payment of any applicable premium or sales charge. See "Investment Restrictions" above.

Temporary investments

During unusual market or other conditions, the Small-Cap Fund may temporarily depart from its investment objective and invest up to 100% of its assets in short-term U.S. Government obligations, cash, and cash equivalents.

TRUSTEES AND OFFICERS

Viking Mutual Funds (the "Trust") has a Board of Trustees (the "Board"). The Board is responsible for the overall management of the Funds, including general supervision and review of each Fund's investment activities. The Board, in turn, elects the officers of the Funds who are responsible for administering each Fund's day-to-day operations. Among other things, the Board of Trustees, generally oversees the portfolio management of each Fund and reviews and approves each Fund's advisory and sub-advisory contracts and other principal contracts.

The Trustees who are not "interested persons" (for regulatory purposes) of the Trust or an investment adviser, sub-advisor or principal underwriter of the Funds (the "Independent Trustees") are charged with, among other functions, recommending to the full Board approval of the distribution, transfer agency and accounting services agreements and the investment advisory agreements. A Trustee who is an "interested person" (for regulatory purposes) of the Trust is referred to as an "Interested Trustee."

The role of the Board

The Board provides oversight of the management and operations of the Trust. Like all mutual funds, the day-to-day responsibility for the management and operation of the Trust is the responsibility of various service providers to the Trust, such as the Trust's investment adviser, sub-adviser, distributor, administrator, custodian, and transfer agent, each of which is discussed in greater detail in this SAI. The Board approves all significant agreements between the Trust and its service providers, including the agreements with Viking Fund Management, LLC ("Viking Management" or the "Investment Adviser"), sub-adviser, distributor, administrator, custodian and transfer agent. The Board has appointed various officers of the Trust, with responsibility to monitor and report to the Board on the Trust's day-to-day operations. In conducting this oversight, the Board receives regular reports from these officers and service providers regarding the Trust's operations. The Board has appointed a Chief Compliance Officer ("CCO") who administers the Trust's compliance program and regularly reports to the Board as to compliance matters. Some of these reports are provided as part of formal "Board Meetings" which are typically held quarterly, in person, and involve the Board's review of recent Trust operations. From time to time one or more members of the Board may also meet with Trust officers in less formal settings, between formal "Board Meetings," to discuss various topics. In all cases, however, the role of the Board and of any individual Trustee is one of oversight and not of management of the day-to-day affairs of the Trust and its oversight role does not make the Board a guarantor of the Trust's investments, operations, or activities.

Board leadership structure

The Board has structured itself in a manner that it believes allows it to effectively perform its oversight function. It has established two standing committees—an Audit Committee and a Governance and Nominating Committee, which are discussed in greater detail under "Board Committees", below. Seventy-five percent of the members of the Board are Independent Trustees, and each of the Audit Committee and Governance and Nominating Committee are comprised entirely of Independent Trustees. The Independent Trustees have engaged their own independent counsel to advise them on matters relating to their responsibilities in connection with the Trust.

The Chairman of the Board is an Interested Trustee by virtue of his ownership of a membership interest in Corridor Investors, LLC ("Corridor"), the parent company of Viking Management, Integrity Fund Services, LLC and Integrity Funds Distributor, LLC. He is also a governor of Corridor. The Trust has appointed Orlin W. Backes as Lead Independent Trustee. As such, Mr. Backes is responsible for: (i) coordinating activities of the Independent Trustees; (ii) working with the Investment Adviser, the Chairman of the Board, the committee chairmen, the CCO, and the independent legal counsel to the Independent Trustees, as applicable, to determine the agenda for Board and committee meetings; (iii) serving as the principal contact for and facilitating communication between the Independent Trustees and the Funds' service providers, particularly the Investment Adviser; and (iv) any other duties that the Independent Trustees may delegate to the Lead Independent Trustee.

The same four persons on the Board of the Trust serve on the boards of the other funds in the Fund Complex (as defined below). Given that the Funds in the Fund Complex are served by the same service providers and generally face the same issues, the Board believes that this "unitary" structure promotes efficiency and consistency in the governance and oversight of the funds in the Fund Complex, and may reduce the costs, administrative burdens and possible conflicts that may result from having multiple boards comprised of different individuals.

The Trust has determined that the Board's leadership structure, taking into account, among other things, its committee structure, which permits certain areas of responsibility to be allocated to the Independent Trustees, the role of its Lead Independent Trustee described above and its "unitary" structure described above, is appropriate given the characteristics and circumstances of the Trust and the Fund Complex.

Board oversight of risk management

The Board's oversight extends to the Trust's risk management processes. As part of its oversight function, the Board receives and reviews various risk management reports and assessments and discusses related matters with appropriate management and other personnel. Because risk management is a broad concept comprised of many elements (including, for example, but not limited to, investment risks, issuer risks, compliance risks, valuation risks, counterparty risks, operational risks, business continuity risks, and legal, compliance, and regulatory risks) the oversight of different types of risks is handled in different ways. For example, the full Board as well as the committees meet regularly with the CCO to discuss compliance and operational risks. The CCO also provides updates to the Board of Trustees on the operation of the Trust's compliance policies and procedures and on how these procedures are designed to mitigate risk. The Audit Committee also meets with the Treasurer and the Trust's independent public accounting firm to discuss, among other things, the internal control structure of the Trust's financial reporting function. The full Board receives reports from the Investment Adviser and portfolio managers on actual and possible risks affecting the Funds. They also report to the Board on various elements of risk, including investment, credit, liquidity, valuation, operational, and compliance risks, as well as other overall business risks that could impact the Funds. Finally, the CCO and/or other officers of the Trust report to the Board in the event that any material risk issues arise in between Board meetings.

The Board recognizes that not all risks that may affect the portfolios can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve each Fund's goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the Trustees as to risk management matters are typically summaries of the relevant information. As a result of the foregoing and other factors, the Board's risk management oversight is subject to certain limitations.

Information about each Trustee's qualifications, experience, attributes or skills

The Board believes that each Trustee's experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Trustees lead to the conclusion that the Board possesses the requisite attributes and skills. In addition to the information provided in the table below, listed below for each Trustee is additional information concerning the experiences, qualifications and attributes that led to the conclusion, as of the date of this SAI, that each current Trustee should serve as a trustee.

Robert E. Walstad. Mr. Walstad has been engaged in the securities business since 1972. Currently, he is chairman of the board of the funds in the Integrity/Viking fund family and a co-portfolio manager of the Williston Basin/Mid-North America Stock Fund and the Integrity Growth & Income Fund. He was the president of Integrity Money Management, Inc. from 1988 to 2007, and provided general direction and supervision in connection with the management of several funds in the Integrity Fund Family. He has also previously served as president of several funds in the Integrity Fund Family.

Jerry M. Stai. Mr. Stai is on the faculty of Minot State University where he teaches accounting and finance courses, including corporate finance, investments, and financial institutions and markets.

Orlin W. Backes. Mr. Backes has been a member of the law firm of McGee, Hankla, Backes & Dobrovolny, P.C. since 1963 where his practice focuses on real estate, probate, and oil, gas, and mineral law. He also has served as a director of First Western Bank & Trust since 1970 and is a member of its trust committee.

R. James Maxson. Mr. Maxson is currently the owner of Maxson Law Office, P.C. which primarily concentrates on estate planning, business planning, trusts and estates, and transactional law. Mr. Maxson currently is chair of the Minot Area Development Corporation, chair of the Vincent United Methodist Foundation, and serves on the board of directors of the Peoples State Bank of Velva, North Dakota, as well as the board of directors of St. Joseph's Community Health Foundation and St. Joseph's Foundation. He is a former North Dakota State Senator, a former President of the North Dakota Trial Lawyers Association, and a former Democratic National Committeeman for North Dakota.

Board committees

The Audit Committee consists of the three Independent Trustees of the Funds: Jerry M. Stai, Orlin W. Backes, and R. James Maxson. The primary function of the Audit Committee is to assist the full Board of Trustees in fulfilling its oversight responsibilities to the shareholders and the investment community relating to fund accounting, reporting practices and the quality and integrity of the financial reports. To satisfy these responsibilities, the Audit Committee reviews with the independent auditors the audit plan and results and recommendations following independent audits, reviews the performance of the independent auditors, and recommends engagement or discharge of the auditors to the full Board of Trustees, reviews the independence of the independent auditors, reviews the adequacy of the Funds' internal controls, and prepares and submits Committee meeting minutes and supporting documentation to the full Board. During the Funds' fiscal year ending December 31, 2010, the Audit Committee held four meetings.

The Governance and Nominating Committee consists of the three Independent Trustees of the Funds: Jerry M. Stai, Orlin W. Backes, and R. James Maxson. The primary function of the Governance and Nominating Committee is to identify individuals qualified to become Board members and recommend nominations for election to the Board of Trustees. The Governance and Nominating Committee also takes a leadership role in shaping the governance of the Funds. The Governance and Nominating Committee has adopted a charter and meets at least quarterly. The Governance and Nominating Committee prepares and submits meeting minutes and supporting documentation to the full Board. During the Funds' fiscal year ending December 31, 2010, the Governance and Nominating Committee held five meetings.

When considering whether to add additional or substitute Trustees to the Board of Trustees, the Independent Trustees shall take into account any proposals for candidates that are properly submitted to the Trust's Secretary. Shareholders wishing to present one or more candidates for Trustee consideration may do so by submitting a signed written request to the Trust's Secretary at Viking Mutual Funds, Attention: Secretary, PO Box 500, Minot, North Dakota 58702. The request must include the following information:

•	name and address of shareholder and, if applicable, name of broker or record holder;

•	number of shares owned;

•	name of Fund(s) in which shares are owned;

•	whether the proposed candidate(s) consent to being identified in any proxy statement utilized in connecting with the election of Trustees;

•	the name and background information of the proposed candidates; and

•	a representation that the candidate or candidates are willing to provide additional information about themselves, including assurances as to their independence.

Additional information about Trustees and Officers

Pursuant to the Trust's Trust Instrument, each Trustee shall hold office for life until his or her successor is elected or the Trust terminates; except that (a) any Trustee may resign by delivering a written resignation; (b) any Trustee may be removed with or without cause at any time by a written instrument signed by at least two-thirds of the other Trustees; (c) any Trustee who requests to be retired, or who has become unable to serve, may be retired by a written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any shareholder meeting by a vote of at least two-thirds of the outstanding shares. Pursuant to the by-laws of the Trust, each officer elected by the Trustees shall hold office until his or her successor shall have been elected and qualified or until his or her earlier death, inability to serve, or resignation. Officers serve at the pleasure of the Trustees and may be removed at any time with or without cause.

Note: For purposes of this section, the term "Fund Complex" refers to Integrity Fund of Funds, Inc., the six series of Integrity Managed Portfolios, the three series of The Integrity Funds and the Funds.

Independent Trustees

Name Address Date of Birth Position with Trust Date Service Began Number of Funds Overseen by Trustee in Fund Complex	Principal Occupations for Past Five Years and Other Directorships Held During Past Five Years

Jerry M. Stai 2405 11th Ave NW Minot, ND 58703 Birth date: March 31, 1952

Principal occupation(s): Faculty: Minot State University (1999 to present); Non-Profit Specialist, Bremer Bank (2006 to present); Director/Trustee: ND Tax-Free Fund, Inc. and Montana Tax-Free Fund, Inc. (2006 to 2009), The Integrity Funds, Integrity Fund of Funds, Inc., and Integrity Managed Portfolios (2006 to present), and Viking Mutual Funds (2009 to present)

Trustee Began serving Trust: August 2009 13 Funds overseen	Other Directorships Held: Marycrest Franciscan Development, Inc.

Orlin W. Backes 948 13th Ave SW Minot, ND 58701 Birth date: May 11, 1935

Principal occupation(s): Attorney: McGee, Hankla, Backes & Dobrovolny, P.C. (1963 to present); Director/Trustee: ND Tax-Free Fund, Inc. and Montana Tax-Free Fund, Inc. (1995 to 2009), Integrity Fund of Funds, Inc. (1995 to present), Integrity Managed Portfolios (1996 to present), The Integrity Funds (2003 to present), and Viking Mutual Funds (2009 to present)

Trustee Began serving Trust: August 2009 13 Funds overseen	Other Directorships Held: First Western Bank & Trust

R. James Maxson 1 N. Main St. Minot, ND 58703 Birth date: December 12, 1947

Principal occupation(s): Attorney: Maxson Law Office (2002 to present); Director/Trustee: ND Tax-Free Fund, Inc. and Montana Tax-Free Fund, Inc. (1999 to 2009), Integrity Fund of Funds, Inc. and Integrity Managed Portfolios (1999 to present), The Integrity Funds (2003 to present), and Viking Mutual Funds (2009 to present)

Trustee Began serving Trust: August 2009 13 Funds overseen	Other Directorships Held: Vincent United Methodist Foundation; Peoples State Bank of Velva; St. Joseph's Community Health Foundation; St. Joseph's Foundation; and Minot Area Development Corporation.

Interested Trustee

Name Address Date of Birth Position with Trust Date Service Began Number of Funds Overseen by Trustee in Fund Complex	Principal Occupations for Past Five Years and Other Directorships Held During Past Five Years

Robert E. Walstad(1) 1 N. Main St. Minot, ND 58703 Birth date: August 16, 1944

Principal occupation(s): Governor (2009 to present): Corridor Investors, LLC; Portfolio Manager (2010 to present): Viking Fund Management, LLC; Director (1987 to 2007) and CEO (2001 to 2007): Integrity Mutual Funds, Inc.; Director, President, and Treasurer (1988 to 2007): Integrity Money Management, Inc.; Director, President, and Treasurer (1989 to 2007): Integrity Fund Services, Inc.; Director, CEO, and Chairman (2002 to 2007): Capital Financial Services, Inc.; President and Interim President: ND Tax-Free Fund, Inc. (1989 to 2007 and 2008 to 2009), Montana Tax-Free Fund, Inc. (1993 to 2007 and 2008 to 2009), Integrity Managed Portfolios (1996 to 2007 and 2008 to 2009); The Integrity Funds (2003 to 2007 and 2008 to 2009); Integrity Fund of Funds, Inc. (1995 to 2007 and 2008 to 2009); Director and Chairman: Montana Tax-Free Fund, Inc. (1993 to 2009), Integrity Fund of Funds, Inc. (1994 to present), and ND Tax-Free Fund, Inc. (1988 to 2009); Trustee and Chairman (1996 to present): Integrity Managed Portfolios; Trustee and Chairman: The Integrity Funds (2003 to present) and Viking Mutual Funds (2009 to present)

Trustee, Chairman Began serving Trust: August 13 Funds overseen	Other Directorships Held: Minot Park Board

Officers

Name Address Date of Birth Position with Trust Date Service Began	Principal Occupations for Past Five Years and Other Directorships Held

Shannon D. Radke(2) 1 N. Main Street Minot, ND 58703 Birth date: September 7, 1966

Principal occupation(s): Governor, CEO, and President (2009 to present): Corridor Investors, LLC; Governor and President (1998 to present): Viking Fund Management, LLC; Director and President (2009 to present): Integrity Fund Services, LLC and Integrity Funds Distributor, LLC; President (1999 to 2009): Viking Fund Distributors, LLC; Treasurer, Trustee (1999 to 2009), and President (1999 to present): Viking Mutual Funds; President (2009 to present): Integrity Fund of Funds, Inc., The Integrity Funds, and Integrity Managed Portfolios

President Began serving Trust: 1999	Other Directorships: Not applicable

Peter A. Quist(2) 1 N. Main St. Minot, ND 58703 Birth date: February 23, 1934

Principal occupation(s): Governor (2009 to present): Corridor Investors, LLC; Attorney; Director and Vice President (1988 to 2009): Integrity Mutual Funds, Inc.; Director, Vice President, and Secretary: Integrity Money Management, Inc. (1988 to 2009), Integrity Fund Services, Inc. (1989 to 2009), Integrity Funds Distributor, Inc. (1996 to 2009), ND Capital, Inc. (1988 to 2006); Director, Vice President, and Secretary: Montana Tax-Free Fund, Inc. (1993 to 2009), and ND Tax-Free Fund, Inc. (1988 to 2009); Director (1994 to 2009), Secretary (1994 to 2009), and Vice President (1994 to present): Integrity Fund of Funds, Inc.; Secretary (1996 to 2009) and Vice President (1996 to present): Integrity Managed Portfolios; Secretary (2003 to 2009) and Vice President (2003 to present): The Integrity Funds; Vice President (2009 to present): Viking Mutual Funds

Vice President Began serving Trust: August 2009	Other Directorships: Not applicable

Adam C. Forthun(2) 1 N. Main St. Minot, ND 58703 Birth date: June 30, 1976

Principal occupation(s): Fund Accounting Supervisor (2005 to 2008), Fund Accounting Manager (2008 to present): Integrity Fund Services, LLC; Treasurer: ND Tax-Free Fund, Inc., Montana Tax-Free Fund, Inc. (2008 to 2009), Integrity Fund of Funds, Inc., Integrity Managed Portfolios, The Integrity Funds (2008 to present), and Viking Mutual Funds (2009 to present).

Treasurer Began serving Trust: August 2009	Other Directorships: Not applicable

Brent M. Wheeler(2) 1 N. Main St. Minot, ND 58703 Birth date: October 9, 1970

Principal occupation(s): Mutual Fund Chief Compliance Officer: ND Tax-Free Fund, Inc., Montana Tax-Free Fund, Inc. (2005 to 2009), Integrity Managed Portfolios, The Integrity Funds, Integrity Fund of Funds, Inc. (2005 to present), and Viking Mutual Funds (2009 to present); Secretary (2009 to present): Integrity Managed Portfolios, The Integrity Funds, Integrity Fund of Funds, Inc., and Viking Mutual Funds.

Mutual Fund Chief Compliance Officer and Secretary Began serving Trust: August 2009	Other Directorships: Not applicable

(1)

Trustee who is an "interested person" of the Fund as defined in the 1940 Act. Mr. Walstad is an interested person by virtue of his ownership of a membership interest in Corridor, the parent company of Viking Management, Integrity Fund Services, LLC, and Integrity Funds Distributor, LLC. He is also a governor of Corridor.

(2)

Shannon D. Radke, Peter A. Quist, Adam C. Forthun, and Brent M. Wheeler each own membership interests in Corridor (the parent company of Viking Management, Integrity Fund Services, LLC and Integrity Funds Distributor, LLC). Mr. Radke and Mr. Quist are also governors of Corridor. In addition, Mr. Radke is an officer of Corridor, an officer and a governor of Viking Fund Management, LLC, and an officer and a director of Integrity Fund Services, LLC and Integrity Funds Distributor, LLC.

In summarizing the above information, Messrs. Walstad, Backes, Maxson, and Stai are Directors or Trustees, as the case may be, of four open-end investment companies advised by the Funds' investment manager (representing 13 portfolios). Mr. Radke serves as President, Mr. Quist serves as Vice President, Mr. Forthun serves as Treasurer, and Mr. Wheeler serves as Secretary and Mutual Fund Chief Compliance Officer to four open-end investment companies advised by the Funds' investment manager (representing 13 portfolios).

The Trust's Trust Instrument provides that the Trust will indemnify its trustees and officers against liabilities and expenses reasonably incurred in connection with litigation in which they may be involved because of their offices with the Trust, unless it is adjudicated that they (a) engaged in bad faith, willful misfeasance, gross negligence, or reckless disregard of the duties involved in the conduct of their offices, or (b) did not act in good faith in the reasonable belief that their action was in the best interest of the Trust. In the case of settlement, such indemnification will not be provided unless it has been determined (by court or other body approving the settlement or other disposition, by a majority of disinterested trustees based upon a review of readily available facts, or in a written opinion of independent counsel) that such officers or trustees have not engaged in willful misfeasance, bad faith, gross negligence, or reckless disregard of their duties.

Share Ownership in the Funds

For each Trustee, the dollar range of equity securities in the Funds beneficially owned by the Trustee and the aggregate dollar range of equity securities in all registered investment companies overseen by the Trustee in the same family of investment companies as the Trust are shown below as of December 31, 2010:

Dollar range of equity securities in:
	Tax-Free Fund for Montana	Tax-Free Fund for North Dakota	Small-Cap Fund	All Registered Investment Companies Overseen by Trustee in Family of Investment Companies (Aggregate)
Independent Trustees
Jerry M. Stai	None	None	None	$1 - $10,000
Orlin W. Backes	None	$10,001 - $50,000	None	$10,001 - $50,000
R. James Maxson	None	None	None	$10,001 - $50,000

Interested Trustee, Chairman
Robert E. Walstad	None	None	None	$10,001 - $50,000

As of April 5, 2011, the Trustees and Officers of the Trust, as a group, owned of record and beneficially less than 1% of the shares of each Fund.

As of December 31, 2010, no Independent Trustee or his immediate family members owned beneficially or of record securities in an investment adviser or principal underwriter of the Funds, or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with an investment adviser or principal underwriter of the Funds.

Compensation of the Board of Trustees

Trustees who are not considered to be "interested persons" of the Funds, as that term is defined in the 1940 Act, are currently paid an annual fee of $15,000 for service as trustee and director on the boards of the funds in the complex. Mr. Walstad, as an "interested person" of the Funds, receives no compensation from the funds for serving as Trustee. The following table sets forth compensation paid by each Fund to each of the current Trustees of the Funds and total compensation paid to each current Trustee for the fiscal year ended December 31, 2010. The Funds do not have any retirement or pension plans for their Trustees.

	Aggregate* Compensation from:			Total Compensation from Funds and Fund Complex**
	Tax-Free Fund for Montana	Tax-Free Fund for North Dakota	Small-Cap Fund
Independent Trustees
Jerry M. Stai	$1,916	$1,010	$241	$15,000
Orlin W. Backes	$1,916	$1,010	$241	$15,000
R. James Maxson	$1,916	$1,010	$241	$15,000

Interested Trustee, Chairman
Robert E. Walstad	$0	$0	$0	$0
TOTALS	$5,748	$3,030	$723	$45,000

*	Based on compensation paid to the Trustees for the fiscal year ended December 31, 2010, for services as Trustees to the respective Fund.

**

Based on the compensation paid to the Trustees for the fiscal year ended December 31, 2010, for services to the Funds and three other open-end funds representing, in the aggregate, 14 portfolios, including the Funds, the Viking Large-Cap Value Fund (which was a series of Viking Mutual Funds until it was liquidated on November 19, 2010), Integrity Fund of Funds, Inc., the six series of Integrity Managed Portfolios and the three series of The Integrity Funds.

PORTFOLIO HOLDINGS DISCLOSURE

The Trust's Board has adopted Portfolio Holdings Disclosure Policies and Procedures (the "Policy") to protect the interests of Fund shareholders and to address potential conflicts of interests that could arise between the interests of Fund shareholders and the interests of the Funds' investment advisers, principal underwriters, or affiliated persons of the Funds' investment advisers or principal underwriters. This Policy is applicable to Viking Management, which is the investment manager to the Funds, and with respect to the Small-Cap Fund, the sub-adviser to such Fund (collectively, the "Adviser" for purposes of this section).

The Policy is intended to prevent the misuse of material non-public information regarding the portfolio holdings of the Fund ("Holdings Information"). Holdings Information will be disclosed to select third parties only when the Funds have a legitimate business purpose for doing so, and the Recipients (as defined below) are subject to a duty of confidentiality that includes a duty not to trade based on the non-public information. Under the Policy, the receipt of compensation by a Fund, the Adviser, or an affiliate as consideration for disclosing Holdings Information will not be deemed a legitimate business purpose. Recipients will receive Holdings Information only after furnishing written assurances to the Adviser and/or the Funds that the Holdings Information will remain confidential, and Recipients and persons with access to the Holdings Information will be prohibited from trading based on the Holdings Information. In all instances, Holdings Information will be disclosed only when consistent with the antifraud provisions of the federal securities laws and the Adviser's fiduciary duties, and with the Adviser's and the Fund's obligations to prevent the misuse of material, non-public information.

Pursuant to the policy, the Funds, the Adviser, and their agents are obligated to:

•	act in the best interests of Fund shareholders by protecting non-public and potentially material portfolio holdings information;

•	ensure that Holdings Information is not provided to a favored group of clients or potential clients; and

•	adopt such safeguards and controls around the release of Holdings Information so that no client or group of clients is unfairly disadvantaged as a result of such release.

The following policies and procedures will apply to the disclosure of listings of portfolio holdings for one or more of the Funds by the Adviser and the Funds:

Internet Site and Quarterly Advertisements

The Funds are allowed to post up to the top 25 holdings for each Fund on the Internet at www.integrityvikingfunds.com. This Holdings Information may be updated daily. The Funds also may advertise up to the top 25 holdings quarterly through printed material, which is also posted on the website. This printed material is updated as of the end of the calendar quarter and is available within fifteen days of each quarter end. The Holdings Information posted on the Internet and listed in the printed advertisement material may list the securities in numeric order, beginning with the security constituting the largest percentage held by the Fund, and

•

may include the name of the security, the CUSIP, SEDOL and/or ticker symbol, the number of shares held by the Fund, the percentage weight of such security within the Fund, and the cumulative percentage weight of each additional security in the Fund listed; and

•	will contain appropriate disclaimers.

The Investment Adviser will seek to post the Holdings Information on its public Internet site in a format that cannot be easily modified by viewers.

SEC Filings

The Funds must disclose their complete portfolio holdings quarterly to the SEC using Form N-Q within 60 days of the end of the first and third quarter end of the Funds' fiscal year or the Form N-CSR for the second and fourth quarter of the Funds' fiscal year. The N-Q report is not required to be mailed to shareholders, but is made public through the SEC electronic filings.

The Funds must provide either complete portfolio holdings or summaries of their portfolio holdings to shareholders in tabular or graphical format by identifiable categories (i.e., industry sector, geographic region, credit quality, or maturity) according to the percentage of net assets. SEC Regulation S-X generally requires at least disclosure of the top 50 holdings (based on percentage of net assets) and any investment exceeding 1% of the Fund's net asset value.

Other Disclosure

To the extent that this policy would require the release of portfolio holdings information regarding a particular portfolio holding for a Fund, subject to applicable law, the portfolio manager for the Fund may request that the holding be withheld from the portfolio holdings information if the release of such portfolio holdings information would otherwise be sensitive or inappropriate due to liquidity and other market considerations, in each case as determined by the portfolio manager in consultation with the Investment Adviser Chief Compliance Officer (or his/her designee).

The Adviser and the Funds currently do not disclose Holdings Information except as noted above. Each of the Investment Adviser's officers ("Designated Persons") may authorize providing non-public Holdings Information of the Funds that is current as of one business day after the month-end to only those financial advisers, registered accountholders, authorized consultants, authorized custodians or third-party data service providers (each a "Recipient") who (i) specifically request the more current non-public Holdings Information for a legitimate business purpose which is not inconsistent with the Funds' legitimate business purpose and (ii) execute a Use and Nondisclosure Agreement (each, a "Nondisclosure Agreement"), and abide by its trading restrictions. The disclosure may include additional information; however, any such additional information provided to a Recipient shall not include any material information about the Funds' trading strategies or pending transactions.

Designated Persons may approve the distribution in an electronic format of Holdings Information posted on the public website of the Funds to Recipients and rating agencies upon request, and such Recipients and rating agencies will not be required to execute a Nondisclosure Agreement.

Occasions may arise where a Designated Person, the Investment Adviser, the Funds or an affiliate may have a conflict of interest in connection with a Recipient's request for disclosure of non-public Holdings Information. In order to protect the interests of shareholders and the Funds and to ensure no adverse effect on the shareholders or the Funds, in the limited instances where a Designated Person is considering releasing non-public Holdings Information, the Designated Person will disclose the conflict to the CCO of the Trust. If the CCO determines, to the best of his knowledge following appropriate due diligence, that the disclosure of non-public Holdings Information would be in the best interests of shareholders and the Funds, and will not adversely affect the shareholders or the Funds, the CCO may approve the disclosure. The CCO will document in writing any such exception (which identifies the legitimate business purpose for the disclosure) and will provide a report to the Board of Trustees for its review at a subsequent Board meeting. Any such exceptions log shall be retained in the Fund's records.

The Funds and the Adviser will not enter into any arrangement providing for the disclosure of Holdings Information for the receipt of compensation or benefit of any kind in return for the disclosure of the Holdings Information.

MANAGEMENT AND OTHER SERVICES

The Board has overall responsibility for the management of the Funds. Viking Management, P.O. Box 500, Minot, North Dakota 58702, is the Funds' investment manager. Since July 31, 2009, Viking Management has been a wholly-owned subsidiary of Corridor, a North Dakota limited liability company that was organized in January 2009 by Robert E. Walstad and Shannon D. Radke. Corridor provides investment advisory, distribution and other services to the Funds, as well as to the other funds in the Fund Complex described above under "Trustees and Officers," primarily through its subsidiaries.

As indicated above under "Trustees and Officers," (i) Shannon D. Radke, an officer of the Trust, is also a governor, member and officer of Corridor and a governor and officer of Viking Management; (ii) Robert E. Walstad, a Trustee and Chairman of the Board of the Trust, is also a governor and member of Corridor and a portfolio manager of Viking Management; (iii) Peter A. Quist, an officer of the Trust, is also a governor and member of Corridor; and (iv) Adam C. Forthun and Brent M. Wheeler, officers of the Trust, are also members of Corridor.

The Funds have retained Viking Management to provide the Funds with investment advice and portfolio management. Mr. Shannon D. Radke, lead portfolio manager, has been responsible for managing the Tax-Free Funds' portfolios on a day-to-day basis since the Funds' inception and is a governor and president of Viking Management. He is also a co-manager of various other funds in the Integrity/Viking funds family. Mr. Radke holds a Bachelor of Business Administration degree in Banking and Finance from the University of North Dakota. He has been engaged in the securities business since 1988 as a broker and as operations manager and later as chief operating officer of an unrelated investment advisory firm. Mr. Radke founded Viking Management in September 1998.

In April 2010, Mr. Monte Avery began co-managing the Tax-Free Funds' portfolios with Mr. Radke. Mr. Avery was previously an employee of Integrity Money Management and, since August 1, 2009, has been an employee of Viking Management. Mr. Avery started in the securities business with PaineWebber in 1981 as a retail broker, transferring to Dean Witter in 1982. In 1988, Mr. Avery joined Bremer Bank, N.A. (Minot, ND) to help start its Invest Center. He transferred back to Dean Witter in 1993, where he remained until he joined Integrity Mutual Funds, Inc. in 1995. Since that time, Mr. Avery has served as a portfolio manager to various funds currently advised by Viking Management and previously advised by Integrity Money Management, Inc.

The following table lists the number and types of accounts managed by Mr. Radke and Mr. Avery and assets under management in those accounts as of December 31, 2010:

Portfolio Manager	Registered Investment Company Accounts	Assets Managed ($ millions)	Pooled Assets Vehicle Accounts	Assets Managed ($ millions)	Other Accounts	Assets Managed ($ millions)
Shannon D. Radke	11	$315.4	0	$0	0	$0
Monte Avery	11	$315.4	0	$0	0	$0

The advisory fee is not based on the performance of the respective account for any of the registered investment companies, pooled investment vehicles or other accounts referred to above.

As compensation for the advisory services furnished to the Funds, the Funds are obligated under the respective investment advisory agreement to pay Viking Management monthly compensation calculated daily by applying the annual rates of 0.50% to the Tax-Free Funds' daily net assets and 1.00% to the Small-Cap Fund's daily net assets.

For the three most recent fiscal years, the table below sets forth (i) the management fees (net of fee waivers and expense reimbursements) paid by the Funds and (ii) the fees waived and expenses reimbursed by Viking Management for the specified periods.

Fund	Date of Fiscal Year End	$ Paid Net of Fees Waived and Expense Reimbursements	Advisory Fee Waivers and Expense Reimbursements
Tax-Free Fund for Montana	12/31/2008	$52,090	$0
	12/31/2009	$81,458	$23,460
	12/31/2010	$200,532	$0
Tax-Free Fund for North Dakota	12/31/2008	$26,753	$0
	12/31/2009	$35,769	$18,924
	12/31/2010	$101,159	$0
Small-Cap Fund	12/31/2008	$38,007	$126
	12/31/2009	$12,192	$17,236
	12/31/2010	$35,681	$1,262

With respect to each Tax-Free Fund, from August 1, 2009 through April 29, 2010, Viking Management contractually agreed to waive its fees or reimburse the Fund for its expenses (excluding interest, taxes, brokerage commissions, and extraordinary expenses), so that the Fund's total annual operating expenses during this period would not exceed 1.07% of its average daily net assets; the fees and expenses of acquired funds were excluded for purposes of this agreement. From April 30, 2010 through April 29, 2011, Viking Management contractually agreed to waive its fees or reimburse each Tax-Free Fund for its expenses (excluding extraordinary and non-recurring expenses and the fees and expenses of acquired funds), so that the Fund's total annual operating expenses during this period would not exceed 1.07% of average daily net assets. In addition, certain affiliated service providers, including Integrity Fund Services, LLC and Integrity Funds Distributor, LLC, may voluntarily waive from time to time all or a portion of their respective fees, which waiver may occur before Viking Management waives any of its fee or reimburses any expenses to satisfy its contractual expense limitation agreement.

With respect to the Small-Cap Fund, from January 1, 2010 until April 29, 2010, Viking Management voluntarily agreed to waive its fees or reimburse the Fund for its expenses (excluding interest, taxes, brokerage commissions, and extraordinary expenses), so that the Fund's total operating expenses during this period would not exceed 1.65% of its average daily net assets on an annual basis. From April 30, 2010 through April 29, 2011, Viking Management contractually agreed to waive its fees or reimburse the Small-Cap Fund for its expenses (excluding extraordinary and non-recurring expenses and the fees and expenses of acquired funds), so that the Fund's total annual operating expenses during this period would not exceed 1.65% of average daily net assets. In addition, certain affiliated service providers, including Integrity Fund Services, LLC and Integrity Funds Distributor, LLC, may voluntarily waive from time to time all or a portion of their respective fees, which waiver may occur before Viking Management waives any of its fee or reimburses any expenses to satisfy its contractual expense limitation agreement.

Current contractual fee waiver and expense reimbursement agreements are described below under "Current contractual fee waiver and expense reimbursement agreements."

Under a sub-advisory agreement between Fox Asset Management LLC ("Fox" or the "Sub-Adviser") and the investment manager, Fox provides the Small-Cap Fund with investment advice and portfolio management subject to the overall supervision of Viking Management. Fox is a subsidiary of Eaton Vance Corp. and is located at 331 Newman Springs Road, Suite 122, Red Bank, New Jersey 07701. As of December 31, 2010, Fox managed assets of $2.18 billion for employee benefit plans, endowments, foundations, wrap fee programs and other institutional investors.

Fox provides its services to the Small-Cap Fund under a multiple manager, Portfolio Management Team ("Team"). The Team currently consists of three senior portfolio managers with combined securities industry experience of 50 years. Mr. Gregory Greene, CFA, serves as Lead Portfolio Manager for the Small-Cap Fund. Mr. Greene, who joined Fox in 1998, serves as Managing Director at Fox, and as a member of the Mid-Cap Management Team at Fox which he founded in 2001. Mr. J. Bradley Ohlmuller, CFA, who joined Fox in 2004, serves as a Principal of Fox. From 2001 to 2004, Mr. Ohlmuller served as Vice President and Research Analyst at Goldman Sachs. Mr. Robert J. Milmore, CFA, who joined Fox in 2005, is a Vice President at Fox. He was formerly a Manager of International Treasury at Cendant Corporation, Vice President and Senior Equity analyst at Arnhold & S. Bleichroder and Morgan Stanley Dean Witter. Fox has served as sub-adviser to the Fund since the Fund's inception. As compensation for its services to the Fund, Viking Management pays Fox monthly compensation calculated daily by applying the annual rate of 0.40% to the Fund's daily net assets below $5 million, 0.45% to the Fund's daily net assets on the next $10 million, 0.50% to the Fund's daily net assets on the next $10 million, 0.55% to the Fund's daily net assets on the next $10 million and 0.60% to the Fund's daily net assets in excess of $35 million. For the years ended December 31, 2010, 2009 and 2008, the investment manager paid the sub-adviser $14,042, $15,694 and $15,245 as compensation for its services provided to the Small-Cap Fund.

The following table lists the number and types of accounts other than the Small-Cap Fund managed by Mr. Greene, Mr. Ohlmuller, and Mr. Milmore and assets under management in those accounts as of December 31, 2010:

Portfolio Manager	Registered Investment Company Accounts	Assets Managed ($ millions)	Pooled Assets Vehicle Accounts	Assets Managed ($ millions)	Other Accounts	Assets Managed ($ millions)

Gregory R. Greene, CFA	3	$126.7	0	$0	56	$300.9

J. Bradley Ohlmuller, CFA	3	$126.7	0	$0	40	$21.8

Robert J. Milmore, CFA	3	$126.7	0	$0	14	$2.9

Wrap accounts are included in the Other Accounts category, and each Wrap sponsor is counted as one account. The advisory fee is not based on the performance of the respective account for any of the registered investment companies, pooled assets vehicle accounts or other accounts referred to above.

Conflicts of interest

Tax-Free Funds

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account. More specifically, portfolio managers who manage multiple funds are presented with the following potential conflicts.

The management of multiple funds and accounts may result in a portfolio manager devoting unequal time and attention to the management of each fund or account. The management of multiple funds and accounts, however, also may give rise to potential conflicts of interest if the funds and accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his time, investment ideas, and investment opportunities across multiple funds and accounts.

•

With respect to securities transactions for the Tax-Free Funds, Viking Management determines which broker to use to execute each order, consistent with the duty to seek best execution of the transaction. The portfolio manager may execute transactions for another fund or account that may adversely impact the value of securities held by the Tax-Free Funds. Securities selected for funds or accounts other than the Tax-Free Funds may outperform the securities selected for the Tax-Free Funds.

•

The appearance of a conflict of interest may arise where Viking Management has an incentive, such as a performance-based management fee, which relates to the management of one fund or account but not all funds with respect to which a portfolio manager has day-to-day management responsibilities. The management of personal accounts may give rise to potential conflicts of interest; there is no assurance that the Tax-Free Funds' code of ethics will adequately address such conflicts.

•

The Tax-Free Funds have adopted a code of ethics that, among other things, permits personal trading by employees, including the portfolio manager, under conditions where it has been determined that such trades would not adversely impact client accounts. Nevertheless, the management of personal accounts may give rise to potential conflicts of interest and there is no assurance that these codes of ethics will adequately address such conflicts.

Viking Management and the Tax-Free Funds have adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Small-Cap Fund

The potential material conflicts of interest that may arise in connection with a portfolio manager's management of the Small-Cap Fund and the management of his other accounts include:

•	A conflict between the investment strategy of the Small-Cap Fund and the investment strategy of the other accounts managed by the portfolio manager.

•

A conflict in allocation of investment opportunities between the Small-Cap Fund and other accounts managed by the portfolio manager. However, Fox's trading rotation policy is designed to achieve fair and equitable allocation of investment opportunities regardless of account size or other characteristics.

Compensation

The portfolio managers for the Tax-Free Funds are paid a salary. Although the salary is subject to periodic adjustment, it is not based on Fund performance or the value of assets held in the Funds' portfolio. In addition, Corridor sponsors a 401(k) plan for all its employees. This plan is funded by employee elective deferrals and a 2% match by Corridor of the employee's gross pay as long as the employee has elected to contribute at least 2% of his or her gross pay. Mr. Radke also owns a membership interest in Corridor equal to approximately 7% of Corridor's total membership interests. This membership interest was received in 2009 in exchange for, among other things, his contributions to Corridor of experience and his role in the operations of Corridor.

Fox's portfolio manager compensation is comprised of a base salary fixed from year to year, annual bonus and stock options, the latter two being based on individual performance and firm profitability. The annual bonus related to individual performance is largely a function of the portfolio manager's investment performance versus his benchmark(s) over multiple time periods. For small-cap equity accounts, the benchmark is the Russell 2000 Value Index. No differences exist between methods used to determine the portfolio managers' compensation across different accounts.

Ownership of securities

As of December 31, 2010, Shannon D. Radke, lead portfolio manager for the Tax-Free Funds, beneficially owned between $10,001 and $50,000 of shares in the Small-Cap Fund. As of December 31, 2010, Monte Avery, co-portfolio manager for the Tax-Free Funds, beneficially owned no shares in the Funds. As of December 31, 2010, none of the portfolio managers for the Small-Cap Fund owned shares in the Funds.

Current contractual fee waiver and expense reimbursement agreements

As described in the Funds' Prospectus, Viking Management has contractually agreed to waive its fees or reimburse each Fund for its expenses through April 29, 2012, so that the Tax-Free Funds' total annual operating expenses (excluding taxes, brokerage fees, commissions, extraordinary and non-recurring expenses, and acquired fund fees and expenses) during this period will not exceed 1.07% of their average daily net assets on an annual basis and the Small-Cap Fund's total annual operating expenses (excluding taxes, brokerage fees, commissions, extraordinary and non-recurring expenses, and acquired fund fees and expenses) during this period will not exceed 1.65% of its average daily net assets on an annual basis. These contractual waivers may not be altered by the investment manager during the stated period. In addition, certain affiliated service providers, including Integrity Fund Services, LLC and Integrity Funds Distributor, LLC, may voluntarily waive from time to time all or a portion of their respective fees, which waiver may occur before Viking Management waives any of its fee or reimburses any expenses to satisfy its contractual expense limitation agreement.

Term of investment advisory agreement and sub-advisory agreement

The investment advisory agreement between the Trust and Viking Management (the "Advisory Agreement") and the sub-advisory agreement between Viking Management and Fox with respect to the Small-Cap Fund (the "Sub-Advisory Agreement") each were approved by the Trust's Board that was in place prior to August 2009 (including all of the Independent Trustees) and by the shareholders of the applicable Funds in compliance with the 1940 Act. Each Agreement provides that it will be in force for an initial two-year period and, in order to continue to be in effect thereafter, it must be approved each year thereafter by (1) a vote, cast in person at a meeting called for that purpose, of a majority of the Independent Trustees, and (2) the majority vote of either the full Board or the vote of a majority of the outstanding shares of a Fund.

Code of ethics

Viking Management, Integrity Funds Distributor, LLC and the Funds have adopted codes of ethics under Rule 17j-1(c) of the 1940 Act. The purpose of a code of ethics is to avoid potential conflicts of interest and to prevent fraud, deception, or misconduct with respect to the Funds. Each code of ethics permits personnel covered by the code to invest in securities, including securities that may be purchased or held by the Funds, subject to the restrictions of the code.

Manager-of-Managers

Under the Advisory Agreement, Viking Management is authorized, at its own cost and expense, to enter into a sub-advisory agreement with a sub-adviser with respect to the respective Fund. If an investment adviser delegates portfolio management duties to a sub-adviser, the 1940 Act generally requires that the sub-advisory agreement between the adviser and the sub-adviser be approved by the Board and by Fund shareholders. Specifically, Section 15 of the 1940 Act, in relevant part, makes it unlawful for any person to act as an investment adviser (including as a sub-adviser) to a mutual fund, except pursuant to a written contract that has been approved by shareholders.

At a meeting of the shareholders of the Funds held on June 29, 2009, shareholders of each Fund approved a "manager-of-managers" structure for their Fund. The Funds have received an order from the SEC permitting the Funds to be managed under a "manager-of-managers" structure (the "SEC Order"). The SEC Order generally permits Viking Management to enter into and materially amend sub-advisory agreements with unaffiliated sub-advisers subject to approval by the Board of Trustees, but WITHOUT obtaining shareholder approval. If a sub-adviser is hired to provide sub-advisory services to a Fund, the Fund will provide information concerning the sub-adviser to shareholders of the Fund concerned.

Under the "manager-of-managers" structure for a Fund, Viking Management would remain the primary provider of investment advisory services to the Fund, would be permitted to hire or change sub-advisers, as appropriate, and would have ultimate responsibility (subject to oversight by the Funds' Board of Trustees) to oversee sub-advisers and recommend to the Board their hiring, termination and replacement. Viking Management would remain responsible for providing general management services to a Fund utilizing the manager-of-managers structure, including overall supervisory responsibility for the general management and investment of the Fund's assets, and, subject to review and approval of the Board of Trustees, would, among other things: (i) set the Fund's overall investment strategies; (ii) evaluate, select, and recommend sub-advisers to manage all or a part of the Fund's assets; (iii) when appropriate, allocate and reallocate the Fund's assets among multiple sub-advisers; (iv) monitor and evaluate the performance of sub-advisers; and (v) implement procedures reasonably designed to ensure that the sub-advisers comply with the Fund's investment objectives, policies, and restrictions.

TRANSFER AGENT, FUND ACCOUNTING SERVICE PROVIDER, AND ADMINISTRATOR

Prior to August 1, 2009, Viking Management provided administrative, accounting and transfer agent services to the Funds. Since August 1, 2009, Integrity Fund Services, LLC ("Integrity Fund Services" or the "Transfer Agent"), a wholly-owned subsidiary of Corridor, a North Dakota limited liability company affiliated with Viking Management and Integrity Funds Distributor, LLC, provides each Fund with transfer agent, accounting, and administrative services. Integrity Fund Services is located at 1 Main Street North, Minot, North Dakota 58703.

Transfer Agent

As transfer agent, Integrity Fund Services performs many of the Funds' clerical and administrative functions. For its transfer agency services, every month each Fund pays Integrity Fund Services an asset-based fee plus reimbursement of out-of-pocket expenses. The Transfer Agent is responsible for (among other things) administering and/or performing transfer agent functions; for acting as service agent in connection with dividend and distribution functions; and for performing shareholder account information and administrative agent functions in connection with the issuance, transfer, and redemption or repurchase (including coordination with the custodian) of shares.

Accounting Service Provider

Accounting services provided by Integrity Fund Services to the Funds may include, but are not limited to, daily fee accruals, security valuation, calculation of daily net asset value, calculation of a daily dividend rate, and preparation of semi-annual and annual reports. For accounting services, each Fund pays to Integrity Fund Services at the end of each calendar month a flat fee plus an asset-based fee and reimburses Integrity Fund Services for certain out-of-pocket expenses.

Administrator

As administrator for the Funds, Integrity Fund Services manages all aspects of a Fund's operations except those provided by other service providers. For administrative services, each Fund pays to Integrity Fund Services at the end of each calendar month an asset-based fee and reimburses Integrity Fund Services for certain out-of-pocket expenses.

For the fiscal year ends noted, the Funds paid to Viking Management (prior to August 1, 2009) and Integrity Fund Services (since August 1, 2009) the following amounts for services provided:

Fund	Date of Fiscal Year End	Accounting Fees***	Administrative Fee***	Transfer Agency Fee***
Tax-Free Fund for Montana	12/31/2008	$0	$0	$0
	12/31/2009*	$0	$0	$0
	12/31/2009**	$7,961	$8,202	$13,123
	12/31/2010	$4,634	$5,291	$8,466
Tax-Free Fund for North Dakota	12/31/2008	$0	$0	$5
	12/31/2009*	$0	$0	$0
	12/31/2009**	$5,975	$4,313	$6,647
	12/31/2010	$2,234	$1,664	$2,657
Small-Cap Fund	12/31/2008	$0	$0	$0
	12/31/2009*	$0	$0	$0
	12/31/2009**	$4,732	$4,359	$4,359
	12/31/2010	$1,699	$363	$484

*	Paid to Viking Management.

**	Paid to Integrity Fund Services.

***	After waivers and reimbursements, if any.

CUSTODIAN

Wells Fargo Bank, NA, Trust & Custody Solutions, 801 Nicollet Mall, Suite 700, Minneapolis, Minnesota 55479 serves as the custodian of the Funds and has custody of all securities and cash of the Funds. The custodian, among other things, attends to the collection of principal and income and payment for and collection of proceeds of securities bought and sold by the Funds.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Each Fund's independent registered public accounting firm is Cohen Fund Audit Services, Ltd., 800 Westpoint Parkway, Suite 1100, Westlake, Ohio 44145. Shareholders will receive annual financial statements, together with a report of the independent registered public accounting firm and semi-annual unaudited financial statements of the Funds. The independent registered public accounting firm will report on the Funds' annual financial statements, review certain regulatory reports, and perform other professional accounting, auditing, and advisory services when engaged to do so by the Funds.

PORTFOLIO TRANSACTIONS

Viking Management and the Sub-Adviser (pursuant to authorization in the Sub-Advisory Agreement with Viking Management) place orders for the purchase and sale of portfolio securities on behalf of the Funds, and will do so in accordance with the policies described below.

For transactions in fixed-income securities, purchases, and sales of portfolio securities generally are transacted with issuers, underwriters, or dealers that serve as primary market-makers, who act as principals for the securities on a net basis. The Funds typically do not pay brokerage commissions for such purchases and sales. Instead, the price paid for newly issued securities usually includes a concession or discount paid by the issuer to the underwriter, and the prices quoted by market-makers reflect a spread between the bid and the asked prices from which the dealer derives a profit. In effecting securities transactions, each Fund seeks to obtain the best price and execution of orders. For transactions in fixed-income securities, selection of broker-dealers is generally based on the availability of a security and its price and on the overall quality of execution provided by the broker-dealer. In purchasing and selling portfolio securities other than as described above (for example, in the secondary market), each Fund seeks to obtain best execution at the most favorable prices through responsible broker-dealers and, in the case of agency transactions, at competitive commission rates. In selecting broker-dealers to execute transactions, Viking Management and the Sub-Adviser consider such factors as the price of the security, the rate of commission, the size and difficulty of the order, and the reliability, integrity, financial condition, and general execution and operational capabilities of competing broker-dealers. In agency transactions, Viking Management and the Sub-Adviser also may consider the brokerage and research services that broker-dealers provide to the Funds or Viking Management.

Each Fund may execute agency portfolio transactions with broker-dealers who provide research and execution services to the Fund or other investment accounts over which Viking Management or the Sub-Adviser exercises investment discretion. Such services may include advice concerning the value of securities; the advisability of investing in, purchasing, or selling securities; and the availability of securities or the purchasers or sellers of securities. In addition, such broker-dealers may furnish analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and performance of investment accounts; and effect securities transactions and perform functions incidental thereto (such as clearance and settlement). Research may not solely or necessarily be for the benefit of a Fund.

Subject to applicable limitations of the federal securities laws, the Funds may pay a broker-dealer commissions for agency transactions that are in excess of the amount of commissions charged by other broker-dealers in recognition of their research and execution services. In order to cause the Funds to pay such higher commissions, Viking Management or the Sub-Adviser must determine in good faith that such commissions are reasonable in relation to the value of the brokerage and research services provided by such executing broker-dealers. In reaching this determination, they will not attempt to place a specific dollar value on the brokerage and research services provided, or to determine what portion of the compensation should be related to those services. No Fund effects transactions with or through broker-dealers in accordance with any formula or for selling shares of a Fund. However, broker-dealers who effect or execute portfolio transactions may from time to time effect purchases of Fund shares for their customers.

Investment decisions for each Fund are made independently from those of other Funds managed by Viking Management and the Sub-Adviser. It sometimes happens that the same security is held in the portfolio of more than one of these funds or investment accounts. Simultaneous transactions are inevitable when several funds and investment accounts are managed by the same investment adviser, particularly when the same security is suitable for the investment objective of more than one fund or investment account.

When two or more Funds or accounts are simultaneously engaged in the purchase or sale of the same security, the prices and amounts are allocated in accordance with procedures believed to be appropriate and equitable for each Fund or account. In some cases this system could have a detrimental effect on the price or value of the security as far as each Fund is concerned. In other cases, however, the ability of the Funds to participate in volume transactions will produce better executions and prices for the Funds.

For the fiscal years ended December 31, 2010, 2009 and 2008, no agency transactions were executed by Viking Management on behalf of the Tax-Free Funds as transactions for these Funds were done on a principal basis. Therefore, no brokerage commissions were paid by the Tax-Free Funds during those periods. For the years ended December 31, 2010, 2009 and 2008, the aggregate amount of brokerage commissions paid by the Small-Cap Fund totaled $5,341, $7,149 and $11,426. During the last fiscal year, brokerage commissions in the amount of $3,930 were paid on brokerage transactions for the Small-Cap Fund in the amount of $2,256,798 executed by brokers who provided research services. As of December 31, 2010, no Fund owned securities of its regular broker-dealers.

TAXATION OF THE FUNDS

This section summarizes some of the main U.S. federal income tax consequences of owning shares of a Fund. This section is current as of the date of the Prospectus. Tax laws and interpretations change frequently, and these summaries do not describe all of the tax consequences to all taxpayers. For example, these summaries generally do not describe your situation if you are a corporation, a non-U.S. person, a broker-dealer, or other investor with special circumstances. In addition, this section does not describe your state, local, or foreign tax consequences.

This federal income tax summary is based in part on the advice of counsel to the Funds. The Internal Revenue Service ("IRS") could disagree with any conclusions set forth in this section. In addition, our counsel was not asked to review, and has not reached a conclusion with respect to the federal income tax treatment of the assets to be acquired by the Funds. This may not be sufficient for prospective investors to use for the purpose of avoiding penalties under federal tax law.

As with any investment, prospective investors should seek advice based on their individual circumstances from their own tax advisor.

Each Fund intends to qualify annually and to elect to be treated as a regulated investment company ("RIC") under the Internal Revenue Code (the "Code").

To qualify for the favorable U.S. federal income tax treatment generally accorded to regulated investment companies, each Fund must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities, or foreign currencies or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities or currencies and net income derived from an interest in a qualified publicly traded partnership; (b) diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash and cash items (including receivables), U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer generally limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund's total assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities (other than U.S. Government securities or the securities of other regulated investment companies) of any one issuer, or two or more issuers which the Fund controls which are engaged in the same, similar or related trades or businesses or the securities of one or more qualified publicly traded partnerships; and (c) distribute at least 90% of its investment company taxable income (which includes, among other items, dividends, taxable interest and net short-term capital gains in excess of net long-term capital losses) and at least 90% of its net tax-exempt interest income each taxable year. There are certain exceptions for failure to qualify if the failure is for reasonable cause or is de minimis, and certain corrective action is taken and certain tax payments are made by the Fund.

Based on information provided by the Funds, as of December 31, 2010 each Fund has capital loss carryforwards for tax purposes that will expire in each of the years ended December 31 as shown in the following table:

Year	Tax-Free Fund for Montana	Tax-Free Fund for North Dakota	Small-Cap Fund
2011	$845,562	$1,089,267	0
2012	$607,751	$459,554	0
2013	$50,681	$16,196	0
2014	$51,062	$38,426	0
2015	$56,897	$0	0
2016	$72,824	$44,995	$280,469
2017	$0	$0	$7,460
2018	$106,551	$75,200	0
Total	$1,791,328	$1,723,638	$287,929

As a RIC, each Fund generally will not be subject to U.S. federal income tax on its investment company taxable income (as that term is defined in the Code, but without regard to the deduction for dividends paid) and net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, that it distributes to shareholders. Each Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income and net capital gain. If a Fund retains any net capital gain or investment company taxable income, it will generally be subject to federal income tax at regular corporate rates on the amount retained. In addition, amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax unless, generally, the Fund distributes during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98.2% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the one-year period ending October 31 of the calendar year, and (3) any ordinary income and capital gains for previous years that were not distributed during those years. In order to prevent application of the excise tax, each Fund intends to make its distributions in accordance with the calendar year distribution requirement. A distribution will be treated as paid on December 31 of the current calendar year if it is declared by the Fund in October, November, or December with a record date in such a month and paid by the Fund during January of the following calendar year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

Subject to certain reasonable cause and de minimis exceptions, if a Fund fails to qualify as a RIC or fails to satisfy the 90% distribution requirement in any taxable year, the Fund would be taxed as an ordinary corporation on its taxable income (even if such income were distributed to its shareholders) and all distributions out of earnings and profits would be taxed to shareholders as dividend income, including any dividends attributable to tax-exempt interest income earned by the Fund.

Distributions

Exempt-interest dividends

If, at the close of each quarter of the taxable year of a Fund, at least 50% of the value of the respective Fund's total assets consists of tax-exempt municipal securities, then such Fund is authorized to pay exempt-interest dividends to its shareholders. An exempt-interest dividend is any dividend or part thereof (other than a capital gain dividend) paid by the Fund and properly reported by the Fund as an exempt-interest dividend in written statements furnished to its shareholders. The maximum amount of dividends for a year that a Fund may designate as exempt-interest dividends is equal to its net tax-exempt interest earned from municipal securities for such year. The Viking Tax-Free Fund for Montana and the Viking Tax-Free Fund for North Dakota (collectively, the "Tax-Free Funds") each intends to invest in sufficient municipal securities so that it will qualify to pay exempt-interest dividends to its shareholders and to provide timely notice to its shareholders of the portion of its dividends that so qualify.

Exempt-interest dividends distributed to shareholders generally are excluded from gross income for federal income tax purposes except in the case of certain substantial users of facilities financed with the proceeds of certain of the bonds owned by the Tax-Free Funds and related persons. Such exempt-interest dividends may be taken into account in determining the alternative minimum tax, as discussed hereinafter. The percentage of income that is tax-exempt is generally applied uniformly to all distributions made during each calendar year and thus is an annual average for a Tax-Free Fund rather than a day-by-day determination for each shareholder whether received in shares or in cash.

Insurance proceeds received by a Tax-Free Fund under any insurance policies which represent maturing interest on defaulted obligations held by the Tax-Free Fund will be excludable from federal gross income if and to the same extent as such interest would have been so excludable if paid by the issuer of the defaulted obligation, provided that at the time such policies are purchased, the amounts paid for such policies are reasonable, customary, and consistent with the reasonable expectation that the issuer of the obligation, rather than the insurer, will pay debt service on the bonds.

The market discount rules of the Code apply to tax-exempt municipal securities purchased after April 30, 1993. In general, market discount is the amount (if any) by which the stated redemption price at maturity exceeds an investor's purchase price (except to the extent that such difference, if any, is attributable to original issue discount not yet accrued), subject to a statutory de minimis rule. Market discount can arise based on the price a Fund pays for municipal securities. Market discount is taxable as ordinary income. Market discount that accretes while a Fund holds a municipal security is recognized as ordinary income by the Fund when principal payments are received on the municipal security or upon sale or at redemption (including early redemption), unless the Fund elects to include market discount in taxable income as it accrues. Distributions to shareholders of a Fund, to the extent of any market discount that is included in the Fund's taxable income, is taxable to shareholders as ordinary income.

For both individuals and corporations, interest paid on certain "private activity bonds" issued on or after August 8, 1986, will be treated as an item of tax preference and may, therefore, be subject to the alternative minimum tax. To the extent provided by regulations to be issued by the Secretary of the Treasury, exempt-interest dividends paid by a Tax-Free Fund will be treated as interest on private activity bonds to the extent of the proportionate amount of interest on such private activity bonds received by the Tax-Free Fund. Such exempt-interest dividends constitute a tax preference item subject to both the individual and corporate alternative minimum tax. Each Tax-Free Fund will annually supply shareholders with a report indicating the percentage of Tax-Free Fund income attributable to bonds subject to the alternative minimum tax.

Exempt-interest dividends received by a shareholder which are not attributable to certain "private activity bonds" are not treated as a tax preference item. However, for certain corporate shareholders such dividends will be included in the computation of an adjustment item used in determining such corporation's alternative minimum tax. The adjustment item is 75% of the excess of such corporate shareholder's "adjusted current earnings" over its other alternative minimum taxable income with certain adjustments. Although exempt-interest dividends received by a shareholder will not be included in the gross income of corporations for federal income tax purposes, "adjusted current earnings" include most tax-exempt interest, generally including exempt-interest dividends received from the Tax-Free Funds. Interest on certain bonds issued during 2009 or 2010 will not be included in "adjusted current earnings." It is unclear whether any portion of the exempt-interest dividends attributable to such bonds may be excluded from adjusted current earnings. Corporate shareholders are advised to consult their tax advisers with respect to the tax consequences of the alternative minimum tax and the branch profits tax under Section 884 of the Code.

Under Section 86 of the Code, up to 85% of a social security recipient's benefits may be included in gross income for a benefit recipient if the sum of his adjusted gross income, income from tax-exempt sources such as tax-exempt bonds and distributions made by a Tax-Free Fund, plus 50% of his social security benefits exceed certain base amounts. Exempt-interest dividends from the Tax-Free Funds are still excluded from gross income to the extent described above; they are however included in the calculation of whether a recipient's income exceeds certain established amounts.

Interest on indebtedness which is incurred to purchase or carry shares of a mutual fund which distributes exempt-interest dividends during the year is not deductible for federal income tax purposes. Further, a Tax-Free Fund may not be an appropriate investment for persons who are "substantial users" of facilities financed by industrial development bonds held by the respective Tax-Free Fund or are "related persons" to such users; such persons should consult their tax advisers before investing in the respective Tax-Free Fund.

Ordinary income dividends and capital gain dividends

Dividends paid out of a Fund's investment company taxable income are generally taxable to a shareholder as ordinary income to the extent of the Fund's earnings and profits, whether paid in cash or reinvested in additional shares. However, certain ordinary income distributions received from a Fund may be taxed at capital gains tax rates. In particular, ordinary income dividends received by an individual shareholder from a RIC (such as the Funds) are generally taxed at the same rates that apply to net capital gain, provided that certain holding period requirements are satisfied and provided the dividends are attributable to qualifying dividends received by the Fund itself. Dividends received by a Fund from REITs and foreign corporations are qualifying dividends eligible for this lower tax rate only in certain circumstances.

These special rules relating to the taxation of ordinary income dividends from regulated investment companies generally apply to taxable years beginning before January 1, 2013. Each Fund will provide notice to its shareholders of the amount of any distributions which may be taken into account as a dividend which is eligible for the capital gains tax rates. The Funds cannot make any guarantees as to the amount of any distribution which will be regarded as a qualifying dividend. Because the Tax-Free Funds invest in debt securities rather than stock of corporations, it is anticipated that none or only a small portion of the Tax-Free Fund's distributions paid to individual shareholders will be qualified dividend income eligible for taxation at long-term capital gain tax rates.

A corporation that owns shares generally will not be entitled to the dividends received deduction with respect to many dividends received from the Funds because the dividends received deduction is generally not available for distributions from RICs. However, certain ordinary income dividends on shares that are attributable to qualifying dividends received by the Funds from certain domestic corporations may be reported by a Fund as being eligible for the dividends received deduction.

Distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, properly reported as capital gain dividends are taxable to a shareholder as long-term capital gains, regardless of how long the shareholder has held Fund shares. Shareholders receiving distributions in the form of additional shares, rather than cash, generally will have a cost basis in each such share equal to the value of a share of the Fund on the reinvestment date. A distribution of an amount in excess of a Fund's current and accumulated earnings and profits will be treated by a shareholder as a return of capital which is applied against and reduces the shareholder's basis in his or her shares. To the extent that the amount of any such distribution exceeds the shareholder's basis in his or her shares, the excess will be treated by the shareholder as gain from a sale or exchange of the shares.

Shareholders will be notified annually as to the U.S. federal income tax status of distributions, and shareholders receiving distributions in the form of additional shares will receive a report as to the value of those shares.

Under the "Health Care and Education Reconciliation Act of 2010," income from a Fund may also be subject to a new 3.8 percent "medicare tax" imposed for taxable years beginning after 2012. This tax will generally apply to your net investment income if your adjusted gross income exceeds certain threshold amounts, which are $250,000 in the case of married couples filing joint returns and $200,000 in the case of single individuals. Interest that is excluded from gross income and exempt-interest dividends from the Fund are generally not included in your net investment income for purposes of this tax.

Sale or Exchange of Fund Shares

Upon the sale or other disposition of shares of a Fund, which a shareholder holds as a capital asset, such a shareholder may realize a capital gain or loss which will be long-term or short-term, depending upon the shareholder's holding period for the shares. Generally, a shareholder's gain or loss will be a long-term gain or loss if the shares have been held for more than one year.

Any loss realized on a sale or exchange will be disallowed to the extent that shares disposed of are replaced (including through reinvestment of dividends) within a period of 61 days beginning 30 days before and ending 30 days after the disposition of shares or to the extent that the shareholder, during such period, acquires or enters into an option or contract to acquire, substantially identical stock or securities. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

If you hold a share in a Tax-Free Fund for six months or less, any loss incurred by you related to the disposition of such share will be disallowed to the extent of the exempt-interest dividends you received, except in the case of a regular dividend paid by the Fund if the Fund declares exempt-interest dividends on a daily basis in an amount equal to at least 90 percent of its net tax-exempt interest and distributes such dividends on a monthly or more frequent basis. To the extent, if any, it is not disallowed, it will be recharacterized as long-term capital loss to the extent of the capital gain dividend received. However, if you receive a capital gain dividend from the Small-Cap Fund and sell your share at a loss after holding it for six months or less, the loss will be recharacterized as long-term capital loss to the extent of the capital gain dividend received.

Deferral of Basis

In reporting any gain or loss on the sale of your Fund shares, you may be required to adjust your basis in the shares you sell under the following circumstances:

IF:

	•	in your original purchase of Fund shares, you received a reinvestment right (the right to reinvest your sales proceeds at a reduced or with no sales charge),

	•	you sell some or all of your original shares within ninety days of their purchase, and

	•	you reinvest the sales proceeds in the Fund or in another Integrity fund, and the sales charge that would otherwise apply is reduced or eliminated;

THEN:

in reporting any gain or loss on your sale, all or a portion of the sales charge that you paid for your original shares is excluded from your tax basis in the shares sold and added to your tax basis in the new shares.

Nature of Fund's Investments

Certain of the Funds' investment practices are subject to special and complex federal income tax provisions that may, among other things:

•	disallow, suspend, or otherwise limit the allowance of certain losses or deductions;

•	convert lower taxed long-term capital gain into higher taxed short-term capital gain or ordinary income;

•	convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited);

•	cause a Fund to recognize income or gain without a corresponding receipt of cash;

•	adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur; and

•	adversely alter the characterization of certain complex financial transactions.

Buying Shares Close to a Record Date

Distributions by a Fund reduce the NAV of such Fund's shares. Should a taxable distribution reduce the NAV below a shareholder's cost basis, the distribution would be taxable to the shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. Specifically, investors should be careful to consider the tax implications of buying shares just prior to a distribution by the Fund. The price of shares purchased at that time includes the amount of the forthcoming distribution, but the distribution will generally be taxable to them.

Investments in Certain Foreign Corporations

If a Fund holds an equity interest in any "passive foreign investment companies" ("PFICs"), which are generally certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains) or that hold at least 50% of their assets in investments producing such passive income, the Fund could be subject to U.S. federal income tax and additional interest charges on gains and certain distributions with respect to those equity interests, even if all the income or gain is timely distributed to its shareholders. The Fund will not be able to pass through to its shareholders any credit or deduction for such taxes. The Fund may be able to make an election that could ameliorate these adverse tax consequences. In this case, the Fund would recognize as ordinary income any increase in the value of such PFIC shares, and as ordinary loss any decrease in such value to the extent it did not exceed prior increases included in income. Under this election, the Fund might be required to recognize in a year income in excess of its distributions from PFICs and its proceeds from dispositions of PFIC stock during that year, and such income would nevertheless be subject to the distribution requirement and would be taken into account for purposes of the 4% excise tax (described above). Dividends paid by PFICs will not be treated as qualified dividend income.

Backup Withholding

A Fund may be required to withhold U.S. federal income tax from all taxable distributions and sale proceeds payable to shareholders who fail to provide the Fund with their correct taxpayer identification number, fail to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. The withholding percentage is 28% until 2013, at which time the percentage will revert to 31% unless amended by Congress. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. Special U.S. tax certification requirements apply to non-U.S. investors.

This withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's U.S. federal income tax liability.

Foreign Tax Credit

A Fund may be subject to foreign withholding taxes on income from certain foreign securities. This, in turn, could reduce the Fund's ordinary income dividends paid to you. If your Fund invests in any foreign securities, the tax statement that you receive may include an item showing foreign taxes your Fund paid to other countries. In this case, dividends taxed to you will include your share of the taxes your Fund paid to other countries. You may be able to deduct or receive a tax credit for your share of these taxes.

Non-U.S. Shareholders

U.S. taxation of a shareholder who, as to the United States, is a nonresident alien individual, a foreign trust or estate, a foreign corporation or foreign partnership ("non-U.S. shareholder") depends on whether the income of a Fund is "effectively connected" with a U.S. trade or business carried on by the shareholder.

In addition to the rules described in this section concerning the potential imposition of withholding on distributions to non-U.S. persons, distributions after December 31, 2012, to non-U.S. persons that are "financial institutions" may be subject to a withholding tax of 30% unless an agreement is in place between the financial institution and the U.S. Treasury to collect and disclose information about accounts, equity investments, or debt interests in the financial institution held by one or more U.S. persons. For these purposes, a "financial institution" means any entity that (i) accepts deposits in the ordinary course of a banking or similar business, (ii) holds financial assets for the account of others as a substantial portion of its business, or (iii) is engaged (or holds itself out as being engaged) primarily in the business of investing, reinvesting or trading in securities, partnership interests, commodities or any interest (including a futures contract or option) in such securities, partnership interests, or commodities.

Distributions to non-financial non-U.S. entities (other than publicly traded foreign entities, entities owned by residents of U.S. possessions, foreign governments, international organizations, or foreign central banks) after December 31, 2012, will also be subject to a withholding tax of 30% if the entity does not certify that the entity does not have any substantial U.S. owners or provide the name, address, and TIN of each substantial U.S. owner.

Income not effectively connected

If the income from the Fund is not "effectively connected" with a U.S. trade or business carried on by the non-U.S. shareholder, distributions of investment company taxable income, generally not including exempt-interest dividends, will generally be subject to a U.S. tax of 30% (or lower treaty rate), which tax is generally withheld from such distributions.

Distributions of capital gain dividends and any amounts retained by the Fund which are designated as undistributed capital gains will not be subject to U.S. tax at the rate of 30% (or lower treaty rate) unless the non-U.S. shareholder is a nonresident alien individual and is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements. However, this 30% tax on capital gains of nonresident alien individuals who are physically present in the United States for more than the 182 day period only applies in exceptional cases because any individual present in the United States for more than 182 days during the taxable year is generally treated as a resident for U.S. income tax purposes; in that case, he or she would be subject to U.S. income tax on his or her worldwide income at the graduated rates applicable to U.S. citizens, rather than the 30% U.S. tax. In the case of a non-U.S. shareholder who is a nonresident alien individual, the Fund may be required to withhold U.S. income tax from distributions of net capital gain unless the non-U.S. shareholder certifies his or her non-U.S. status under penalties of perjury or otherwise establishes an exemption. If a non-U.S. shareholder is a nonresident alien individual, any gain such shareholder realizes upon the sale or exchange of such shareholder's shares of the Fund in the United States will ordinarily be exempt from U.S. tax unless the gain is U.S. source income and such shareholder is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements.

In the case of dividends with respect to taxable years of a Fund beginning prior to 2012, dividends paid by a Fund to shareholders who are nonresident aliens or foreign entities and that are derived from short-term capital gains and qualifying net interest income (including income from original issue discount and market discount), and that are properly reported by the Fund as "interest-related dividends" or "short-term capital gain dividends", will generally not be subject to United States withholding tax, provided that the income would not be subject to federal income tax if earned directly by the foreign shareholder. In addition, capital gains distributions attributable to gains from U.S. real property interests (including certain U.S. real property holding corporations) will generally be subject to United States withholding tax and will give rise to an obligation on the part of the foreign shareholder to file a United States tax return.

Income effectively connected

If the income from a Fund is "effectively connected" with a U.S. trade or business carried on by a non-U.S. shareholder, then distributions of investment company taxable income, generally not including exempt-interest dividends, and capital gain dividends, any amounts retained by such Fund which are designated as undistributed capital gains and any gains realized upon the sale or exchange of shares of the Fund will be subject to U.S. income tax at the graduated rates applicable to U.S. citizens, residents and domestic corporations. Non-U.S. corporate shareholders may also be subject to the branch profits tax imposed by the Code. The tax consequences to a non-U.S. shareholder entitled to claim the benefits of an applicable tax treaty may differ from those described herein. Non-U.S. shareholders are advised to consult their own tax advisors with respect to the particular tax consequences to them of an investment in a Fund.

Other Taxation

Fund shareholders may be subject to state, local, and foreign taxes on their Fund distributions. Shareholders are advised to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Fund.

State Taxes—Tax-Free Funds

The treatment of certain dividends from each Tax-Free Fund under particular state taxes is discussed below. It should be noted that this treatment may change if a Tax-Free Fund ever fails to qualify as a regulated investment company for federal income tax purposes. This discussion is based on state laws as enacted and construed on the date of this SAI and in certain cases is based on administrative guidance from state revenue departments. These laws and interpretations can, of course, change at any time. Only certain specific taxes are discussed below and Tax-Free Fund shares and Tax-Free Fund distributions may be subject to other state and local taxes. In addition, the discussions below are generally limited to Tax-Free Fund distributions attributable to certain tax-exempt interest. Generally, other distributions from a Tax-Free Fund are subject to all state income taxes, except that under certain circumstances, many states do provide exemptions for distributions attributable to interest on certain United States government obligations. Additionally, you may be subject to state income tax to the extent you sell or exchange fund shares and realize a capital gain on the transaction.

Generally, unlike the federal individual income tax, state income taxes do not provide beneficial treatment of long-term capital gains, including capital gains dividends from a Tax-Free Fund. Further, most states restrict deductions for capital losses.

Ownership of shares in a Tax-Free Fund could result in other state and local income tax consequences to certain taxpayers. For example, interest expense incurred or continued to purchase or carry shares of a Tax-Free Fund, if the Tax-Free Fund distributes dividends exempt from a particular state income tax, generally is not deductible for purposes of that income tax.

Prospective investors should consult their tax advisers with respect to all state and local tax issues related to the ownership of shares in a Tax-Free Fund and the receipt of distributions from a Tax-Free Fund.

Tax-Free Fund for Montana

You may exclude any exempt-interest dividends paid to you by the Tax-Free Fund for Montana from your taxable income for purposes of the personal income tax imposed by the State of Montana on individuals, estates, and trusts, if the dividends can be excluded from gross income for federal income tax purposes and if they are attributable to interest on: (i) obligations of the State of Montana or its counties, municipalities, districts or other political subdivisions; or (ii) obligations of possessions of the United States that are exempt from state taxation under federal law.

Distributions from the Tax-Free Fund for Montana, including exempt-interest dividends, may be subject to the Montana corporate license and income taxes when paid to shareholders subject to those taxes.

Tax-Free Fund for North Dakota

Individuals, estates and trusts may exclude exempt-interest dividends from the Tax-Free Fund for North Dakota from taxable income for purposes of the North Dakota personal income tax if they can be excluded from gross income for federal income tax purposes.

Distributions from the Tax-Free Fund for North Dakota, including exempt-interest dividends, may be subject to the North Dakota income tax imposed on corporations and the North Dakota tax imposed on the income of financial institutions when paid to shareholders subject to such taxes.

ORGANIZATION, VOTING RIGHTS AND PRINCIPAL HOLDERS

Each Fund is a separate operating series of the Trust, a Delaware statutory trust organized pursuant to a Trust Instrument dated March 30, 1999. The Trust is registered under the 1940 Act as an open-end management investment company, commonly known as a mutual fund. The Trust has three separate operating series. Two of its series, the Tax-Free Funds, are non-diversified, and the other series, the Small-Cap Fund, is diversified. Each series of the Trust invests all of its net investable assets in a separate portfolio of securities. The Trustees of the Trust may establish additional series or classes of shares without the approval of shareholders. The assets of each series belong only to that series, and the liabilities of each series are borne solely by that series and no other.

In addition, effective after the close of business on July 31, 2009, (a) the Tax-Free Fund for Montana acquired the stated assets of the Montana Tax-Free Fund, Inc., which was previously managed by Integrity Money Management, Inc. (the "Prior Integrity Montana Fund"), in exchange for shares of the Tax-Free Fund for Montana and the assumption of the stated liabilities of the Prior Integrity Montana Fund and (b) the Tax-Free Fund for North Dakota acquired the stated assets of the ND Tax-Free Fund, Inc., which was previously managed by Integrity Money Management, Inc. (the "Prior Integrity ND Fund"), in exchange for shares of the Tax-Free Fund for North Dakota and the assumption of the stated liabilities of the Prior Integrity ND Fund.

Description of shares

Each Fund is authorized to issue an unlimited number of shares of beneficial interest (par value $0.001 per share). Shares of each Fund represent equal proportionate interests in the assets of that Fund only and have identical voting, dividend, redemption, liquidation, and other rights. All shares issued are fully paid and non-assessable, and shareholders have no preemptive or other rights to subscribe to any additional shares.

Shareholder meetings

The Trustees of the Trust do not intend to hold annual meetings of shareholders of any Fund. The Trustees will call special meetings of shareholders of a Fund only if required under the 1940 Act or in their discretion or upon the written request of holders of 10% or more of the outstanding shares of the Fund entitled to vote.

Central provisions of Trust Instrument

Under Delaware law, the shareholders of each Fund will not be personally liable for the obligations of that Fund; a shareholder is entitled to the same limitation of personal liability extended to shareholders of a corporation. To guard against the risk that Delaware law might not be applied in other states, the Trust Instrument requires that every written obligation of the Trust or a Fund contain a statement that such obligation may be enforced only against the assets of the Trust or Fund and provides for indemnification out of Trust or Fund property of any shareholder nevertheless held personally liable for Trust or Fund obligations, respectively.

Principal shareholders

To the best knowledge of the respective Funds, as of April 5, 2011, except as set forth below, no persons owned, of record or beneficially, 5% or more, or a controlling interest (ownership of greater than 25%) of the outstanding shares of any of the Funds.

Tax-Free Fund for North Dakota

Name and Address	Share Amount	Percentage

CA Contracting, Inc.	115,702.443	5.87%
911 1st Ave W.
Dickinson, ND 58601

A shareholder with a controlling interest could affect the outcome of proxy voting or the direction of management of the respective Fund.

BUYING AND SELLING SHARES

The Funds continuously offer their shares through securities dealers who have an agreement with Integrity Funds Distributor, LLC ("Integrity Funds Distributor" or the "Distributor"). A securities dealer includes any financial institution that, either directly or through affiliates, has an agreement with the Distributor to handle customer orders and accounts with the Funds. This reference is for convenience only and does not indicate a legal conclusion of capacity. Banks and financial institutions that sell shares of the Funds may be required by state law to register as securities dealers.

All checks, drafts, wires and other payment mediums used to buy or sell shares of the Funds must be denominated in U.S. dollars. The Funds may either (a) reject any order to buy or sell shares denominated in any other currency or (b) honor the transaction and make adjustments to your account for the transaction as of a date and with a foreign currency exchange factor determined by the drawee bank.

If you buy shares through the reinvestment of dividends, the shares will be purchased at the net asset value determined on the business day following the dividend record date (sometimes known as the ex-dividend date).

Initial sales charges

For the Tax-Free Funds, the maximum initial sales charge is 3.75%. For the Small-Cap Fund, the maximum initial sales charge is 5.00%. The initial sales charge may be reduced or waived, as described below. The Funds offer several ways for you to combine your purchases of shares of the Funds to take advantage of the lower sales charges for large purchases.

Cumulative quantity discount

For purposes of calculating the sales charge, you may combine the amount of your current purchase with the cost or current value, whichever is higher, of your existing shares in the Funds or the other funds in the Integrity and Viking family of funds (collectively, the "Integrity/Viking Funds"). You may also combine the shares of your spouse, children under the age of 21 or grandchildren under the age of 21. You may also add any partnership or corporation if you own a 25% or greater stake, and you may add any retirement plan accounts for which you or your spouse is the beneficial owner. Companies with one or more retirement plans may add together the total plan assets invested in the Integrity/Viking Funds to determine the sales charge that applies.

In order to be sure you obtain a sales charge discount, you should inform your investment representative or Viking Mutual Funds, at the time of purchase, of the existence of other accounts in which there are holdings eligible to be aggregated to meet sales load breakpoints. The eligible accounts may include accounts held through other financial intermediaries or by related parties such as a spouse, children under the age of 21 and grandchildren under the age of 21.

Letter of intent (LOI)

You may buy shares at a reduced sales charge by completing the letter of intent section of your account application. A letter of intent is a commitment by you to invest a specified dollar amount during a 13 month period. The amount you agree to invest determines the sales charge you pay. By completing the letter of intent section of the application, you acknowledge and agree to the following:

*

You authorize the Distributor to reserve 5% of your total intended purchase registered in your name until you fulfill your LOI. Your periodic statements will include the reserved shares in the total shares you own, and the Funds will pay or reinvest dividend and capital gain distributions on the reserved shares according to the distribution option you have chosen.

*	You give the Distributor a security interest in the reserved shares and appoint the Distributor as attorney-in-fact.

*	The Distributor may sell any or all of the reserved shares to cover any additional sales charge if you do not fulfill the terms of the LOI.

*	Although you may exchange your shares, you may not sell reserved shares until you complete the LOI or pay the higher sales charge

After you file your LOI with a Fund, you may buy shares at the sales charge applicable to the amount specified in your LOI. Sales charge reductions based on purchases in more than one Integrity/Viking Fund will be effective only after notification to the Distributor that the investment qualifies for a discount. Any purchases you made within 90 days before you filed your LOI may also qualify for a retroactive reduction in the sales charge. If you file your LOI with a Fund before a change in the Fund's sales charge, you may complete your LOI at the lower of the new sales charge or the sales charge in effect when the LOI was filed.

Your holdings in the Integrity/Viking Funds acquired more than 90 days before you filed your LOI will be counted towards the completion of the LOI, but they will not be entitled to a retroactive reduction in the sales charge. Any redemptions you make during the 13 month period will be subtracted from the amount of the purchases for purposes of determining whether the terms of the LOI have been completed.

If the terms of your LOI are met, the reserved shares will be deposited to an account in your name or delivered to you as you direct. If the amount of your total purchases, less redemptions, is more than the amount specified in your LOI and is an amount that would qualify for a further sales charge reduction, a retroactive price adjustment will be made by the Distributor and the securities dealer through whom purchases were made. The price adjustment will be made on purchases made within 90 days before and on those made after you filed your LOI and will be applied towards the purchase of additional shares at the offering price applicable to a single purchase on the dollar amount of the total purchases.

If the amount of your total purchases, less redemptions, is less than the amount specified in your LOI, the sales charge will be adjusted upward, depending on the actual amount purchased (less redemptions) during the period. You will need to send the Distributor an amount equal to the difference in the actual dollar amount of sales charge paid and the amount of sales charge that would have applied to the total purchases if the total of the purchases had been made at one time. Upon payment of this amount, the reserved shares held for your account will be deposited to an account in your name or delivered to you or as you direct. If within 20 days after written request the difference in sales charge is not paid, an appropriate number of reserved shares will be redeemed to realize the difference. If you redeem the total amount in your account before you fulfill your LOI, the additional sales charge due will be deducted from the sale proceeds and the balance will be forwarded to you.

For LOIs filed on behalf of retirement plans, the level and any reduction in sales charge for these plans will be based on actual plan participation and the projected investments in the Integrity/Viking Funds under the LOI. These plans are not subject to the requirement to reserve 5% of the total intended purchase or to the policy on upward adjustments in sales charges described above, or to any penalty as a result of the early termination of a plan, nor are these plans entitled to receive retroactive adjustments in price for investments made before executing the LOI.

Group purchases

If you are a member of a qualified group, you may buy shares at a reduced sales charge that applies to the group as a whole. The sales charge is based on the combined dollar value of the group members existing investments, plus the amount of the current purchase.

A qualified group is one that:

•	was formed at least six months ago

•	has a purpose other than buying fund shares at a discount

•	has more than five members

•	can arrange for meetings between the Distributor's representatives and group members

•	agrees to include the Fund's sales and other materials in publications and mailings to its members at reduced or no cost to the Distributor

Sales charge waivers for certain investors

Shares may be purchased without an initial sales charge by various individuals and institutions, including:

•

current and former officers, trustees, directors, governors, and employees of the Fund, its investment adviser, its principal underwriter, or certain affiliated companies, for themselves, for members of their immediate families, for any company or corporation in which such persons own a 25% or greater stake, or any trust, pension, profit-sharing or other benefit plan for such persons (immediate family is defined to include the individual, his/her spouse, and their children, parents, and siblings);

•

current and former registered representatives and employees, including their immediate families, of broker-dealers having selling group agreements with Integrity Funds Distributor or any trust, pension, profit-sharing, or other benefit plan for such persons (immediate family is defined to include the individual, his/her spouse, and their children, parents, and siblings);

•

current and former employees (including their spouses and dependent children) of banks and other financial services firms that provide advisory, custody, or administrative services related to the Fund pursuant to an agreement with the Fund, Corridor or one of its affiliates, or any trust, pension, profit-sharing, or other benefit plan for such persons;

•	individuals and institutions purchasing shares in connection with the acquisition of the assets of or merger or consolidation with another investment company;

•	investors purchasing through certain fee-based investment advisers, broker-dealers, bank trust departments, and other financial services firms;

•	employer-sponsored retirement plans, including 401(k), 403(b), 457, profit-sharing, and defined benefit plans;

•	foundations and endowments, provided the foundation or endowment has assets of $1 million or more; and

•

persons who retain an ownership interest in or who are the beneficial owners of an interest in Corridor, for themselves or members of their immediate families, for any company or corporation in which such persons own a 25% or greater stake, or any trust, pension, profit-sharing, or other benefit plan for such persons.

The elimination of the up-front sales charge for certain individuals and institutions is provided because of anticipated economies of scale and reduced sales-related efforts.

A Fund must be notified in advance that an investment qualifies for purchase at net asset value.

Dealer compensation

The Distributor or one or more of its affiliates, at their own expense, currently provide additional compensation to certain investment dealers that sell shares of the Integrity/Viking Funds. The level of payments made to a particular dealer in any given year will vary. A number of factors, as enumerated in the Prospectus, will be considered in determining the level of payments. The Distributor makes these payments to help defray marketing and distribution costs incurred by particular dealers in connection with the sale of Integrity/Viking Funds, including costs associated with educating a firm's financial advisors about the features and benefits of the Integrity/Viking Funds. The Distributor will, on a regular basis, determine the advisability of continuing these payments. Additionally, the Distributor or one or more of its affiliates may also directly sponsor various meetings that facilitate educating financial advisors and shareholders about the Integrity/Viking Funds.

In fiscal year 2011, the Distributor expects that it will pay additional compensation to the following dealers:
Charles Schwab
Morgan Stanley
Pershing
Prudential Investment Management Services
Ameriprise Financial, Inc.

Exchange privilege

If you request the exchange of the total value of your account, declared but unpaid income dividends and capital gain distributions will be exchanged into the new Integrity/Viking Fund and invested at net asset value. Backup withholding and information reporting may apply.

If a substantial number of shareholders should, within a short period, sell their Fund shares under the exchange privilege, the Fund might have to sell portfolio securities it might otherwise hold and incur the additional costs related to such transactions. On the other hand, increased use of the exchange privilege may result in periodic large inflows of money. If this occurs, it is the Funds' general policy to initially invest this money in shares of other investment companies, short-term U.S. Government obligations or cash and cash equivalents, unless it is believed that attractive investment opportunities consistent with the Funds' investment goals exist immediately. This money will then be withdrawn from the shares of other investment companies, short-term U.S. Government obligations or cash and cash equivalents and invested in portfolio securities in as orderly a manner as is possible when attractive investment opportunities arise.

The sale of Fund shares to complete an exchange will be effected at net asset value at the close of business on the day the request for exchange is received in proper form.

Systematic withdrawal plan

The systematic withdrawal plan allows you to sell your shares and receive regular payments from your account on a monthly, quarterly, semiannual, or annual basis. The value of your account must be at least $5,000 and the minimum payment amount for each withdrawal must be at least $25. For retirement plans subject to mandatory distribution requirements, the $25 minimum will not apply. There are no service charges for establishing or maintaining a systematic withdrawal plan.

Payments under the plan will be made from the redemption of an equivalent amount of shares in your account, on the 5th or 20th day of the month in which a payment is scheduled. If the 5th or 20th falls on a weekend or holiday, the redemption will be processed on the next business day. When you sell your shares under a systematic withdrawal plan, it is a taxable transaction.

To avoid paying sales charges on money you plan to withdraw within a short period of time, you may not want to set up a systematic withdrawal plan if you plan to buy shares on a regular basis.

Redeeming shares through a systematic withdrawal plan may reduce or exhaust the shares in your account. This is especially likely to occur if there is a market decline. If a withdrawal amount exceeds the value of your account, your account will be closed and the remaining balance in your account will be sent to you.

You may discontinue a systematic withdrawal plan or change the amount and schedule of withdrawal payments by notifying the Funds by mail or by phone at least seven business days before the end of the month preceding a scheduled payment. The Funds may discontinue a systematic withdrawal plan by notifying you in writing and will automatically discontinue a systematic withdrawal plan if all shares in your account are withdrawn or if the Fund receives notification of the shareholders death or incapacity.

Redemptions in kind

Each Fund is obligated to pay in cash (by check) all requests for redemption by any shareholder of record, limited in amount, however, during any 90-day period to the lesser of $250,000 or 1% of the value of the Fund's net assets at the beginning of the 90-day period. This commitment is irrevocable without the prior approval of the SEC. In the case of redemption requests in excess of these amounts, the Board reserves the right to make payments in whole or in part in securities or other assets of the Fund, in case of an emergency, or if the payment of such a redemption in cash would be detrimental to the existing shareholders of a Fund. In these circumstances, the securities distributed would be valued at the price used to compute the Fund's net assets and you may incur brokerage fees in converting the securities to cash. The Funds do not intend to redeem illiquid securities in kind. If this happens, however, you may not be able to recover your investment in a timely manner.

Share certificates

Shares will be credited to your Fund account. Share certificates will no longer be issued. This eliminates the costly problem of replacing lost, stolen, or destroyed certificates. If a certificate is lost, stolen or destroyed, the holder may have to pay an insurance premium to replace it.

Any outstanding share certificates must be returned to the Fund if you want to sell or exchange those shares or if you would like to start a systematic withdrawal plan. The certificates should be properly endorsed. You can do this either by signing the back of the certificate or by completing a share assignment form. For your protection, you may prefer to complete a share assignment form and to send the certificate and assignment form in separate envelopes.

General information

Distribution or redemption checks sent to you do not earn interest or any other income during the time the checks remain uncashed. Neither the Funds nor their affiliates will be liable for any loss caused by your failure to cash such checks. The Funds are not responsible for tracking down uncashed checks, unless a check is returned as undeliverable.

In most cases, if mail is returned as undeliverable, the Funds are required to take certain steps to try to find you free of charge. If these attempts are unsuccessful, however, the costs of any additional efforts to find you may be deducted from your account. These costs may include a percentage of the account when a search company charges a percentage fee in exchange for its location services.

The wiring of redemption proceeds is a special service that is made available whenever possible. By offering this service to you, the Funds are not bound to meet any redemption request in less than the seven day period prescribed by law. Neither the Funds nor their agents shall be liable to you or any other person if, for any reason, a redemption request by wire is not processed as described in the Prospectus.

Integrity Fund Services may pay certain financial institutions that maintain omnibus accounts with the Funds on behalf of numerous beneficial owners for recordkeeping operations performed with respect to such owners. For each beneficial owner in the omnibus account, a Fund may reimburse Integrity Fund Services an amount not to exceed the per account fee that the Fund normally pays Integrity Fund Services for shareholder services. These financial institutions may also charge a fee for their services directly to their clients.

If you buy or sell shares through your securities dealer, we use the net asset value next calculated after your securities dealer receives your request, which should be promptly transmitted to the Fund. If you sell shares through your securities dealer, it is your dealer's responsibility to transmit the order to the Fund in a timely fashion. Any loss to you resulting from your dealer's failure to transmit your redemption order to the Fund in a timely fashion must be settled between you and your securities dealer.

In the event of disputes involving multiple claims of ownership or authority to control your account, each Fund has the right (but has no obligation) to: (a) freeze the account and require the written agreement of all persons deemed by the Fund to have a potential property interest in the account, before executing instructions regarding the account; (b) interplead disputed funds or accounts with a court of competent jurisdiction; or (c) surrender ownership of all or a portion of the account to the IRS in response to a notice of levy.

PRICING SHARES

When you buy shares, you pay the offering price. The offering price is the NAV per share plus any applicable sales charge, calculated to two decimal places using standard rounding criteria. When you sell shares, you receive the NAV.

The value of a mutual fund is determined by deducting the fund's liabilities from the total assets of the portfolio. The NAV per share is determined by dividing the NAV of the fund by the number of shares outstanding.

Set forth below is an example of the method of computing the offering price of the shares of each of the Funds. The example assumes a purchase of shares from a Fund aggregating less than $50,000 for each Fund, subject to the schedule of sales charges set forth in the Prospectus at a price based upon the net asset value of the shares on December 31, 2010.

	Net Asset Value per Share	Per Share Sales Charge	Per Share Offering Price to the Public	Shares Outstanding
Tax-Free Fund for Montana	$9.62	$0.37	$9.99	4,529,748
Tax-Free Fund for North Dakota	$9.84	$0.38	$10.22	1,957,029
Small-Cap Fund	$15.61	$0.86	$16.47	246,210

The Funds calculate the NAV per share each business day at the close of trading on the New York Stock Exchange ("NYSE") (normally 3:00 p.m. Central Time). The Funds do not calculate the NAV on days the NYSE is closed for trading.

Tax-Free Funds

Fixed-income securities for which market quotations are readily available are valued at the mean between the quoted bid and ask prices. Short-term securities with remaining maturities of less than 60 days are valued at amortized cost or at original cost plus accrued interest. To the extent a Fund invests in open-end management investment companies, such Fund's NAV will be calculated based upon the NAVs of the registered open-end investment companies (other than ETFs, which are valued at their current market value) in which the Fund invests; the prospectuses for these companies would explain the circumstances under which those companies will use fair value pricing and the effects of fair value pricing. Other securities, including restricted securities and other assets are valued at fair value as established by the Board of Trustees or its delegate. If an event were to occur after the value of an instrument was established but before NAV per share was determined, which would likely materially change the NAV, then the instrument would be valued using fair value considerations by the Board of Trustees or its delegate.

When market quotations are not readily available (which is usually the case for municipal securities), invalid, or unreliable, or when a significant event occurs, Integrity Fund Services establishes the fair market value pursuant to procedures approved by the Board of Trustees under the ultimate supervision of the Board of Trustees. In establishing fair value, Integrity Fund Services considers factors such as the yields and prices of comparable municipal bonds; the type of issue, coupon, maturity, and rating; indications of value from dealers; and general market conditions. Integrity Fund Services may also use a computer based system, a "matrix system," to compare securities to determine valuations. The procedures used by Integrity Fund Services and its valuations are reviewed by the officers of the Funds under the general supervision of the Board of Trustees and periodically by the Board of Trustees. Whether a particular event is a significant event depends on whether the event is likely to affect the value of a portfolio security held by a fund. Significant events may include new developments in the securities markets or major occurrences outside of the securities markets, such as natural disasters and armed conflicts. In accordance with the fair value procedures adopted by the Board of Trustees, Integrity Fund Services is responsible for monitoring the securities markets and new developments for significant events that might require a fund to fair value its securities.

Examples of circumstances which may require further consideration to be given to whether market quotations are available, valid, or reliable, include the lack of reported trades for or infrequent sales of a portfolio security, the suspension of trading on an exchange on which a portfolio security was traded, and markets closing early. In addition, while the Funds do not generally invest in thinly traded securities, in the event that they do, such securities may be valued at fair value. Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. Each Fund, when using fair value methods to price securities, may value those securities higher or lower than another mutual fund using market quotations or fair value to price the same securities. There can be no assurance that a Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Fund determines its NAV.

Small-Cap Fund

The investments of the Small-Cap Fund are primarily valued using market quotations. Assets for which market quotations are available are valued as follows:

•

each listed security is valued at its closing price obtained from the respective primary exchange on which the security is listed, or, if there were no sales on that day, at its last reported current bid price;

•	each unlisted security is valued at the last current bid price obtained from the National Association of Securities Dealers Automated Quotation System;

•	United States Government and agency obligations are valued based upon bid quotations from the Federal Reserve Bank for identical or similar obligations; and

•

short-term money market instruments (such as certificates of deposit, bankers' acceptances, and commercial paper) are most often valued by bid quotation or by reference to bid quotations of available yields for similar instruments of issuers with similar credit ratings.

All of these prices are obtained by Integrity Fund Services from services that collect and disseminate such market prices. Bid quotations for short-term money market instruments reported by such a service are the bid quotations reported to it by the major dealers.

In addition, corporate debt securities (other than short-term instruments and debt securities described above) are valued at prices furnished by a pricing service, subject to review and possible revision by Integrity Fund Services. Short-term securities with remaining maturities of sixty days or less for which market quotations and information pricing service are not readily available are valued either at amortized cost or at original cost plus accrued interest, both of which approximate current value. To the extent a Fund invests in open-end management investment companies, such Fund's NAV will be calculated based upon the NAVs of the registered open-end management investment companies (other than ETFs, which are valued at their current market value) in which such Fund invests; the prospectuses for these companies would explain the circumstances under which those companies will use fair value pricing and the effects of fair value pricing.

When approved by the Board Trustees, certain securities may be valued on the basis of valuations provided by an independent pricing service when such prices the Trustees believe reflect the fair value of such securities. These securities would normally be those that have no available recent market value, have few outstanding shares and therefore infrequent trades, or for which there is a lack of consensus on the value, with quoted prices covering a wide range. The lack of consensus would result from relatively unusual circumstances such as no trading in the security for long periods of time, or a company's involvement in merger or acquisition activity, with widely varying valuations placed on the company's assets or stock. Prices provided by an independent pricing service may be determined without exclusive reliance on quoted prices and may take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data.

In the absence of an ascertainable market value, assets are valued at their fair value as determined by Integrity Fund Services using methods and procedures reviewed and approved by the Board of Trustees.

The Underwriter

Prior to August 1, 2009, Viking Fund Distributors, LLC ("Viking Distributors") acted as the principal underwriter in the continuous public offering of the Funds' shares. Currently, shares of each Fund are offered on a continuous basis through Integrity Funds Distributor, located at 1 Main Street North, Minot, North Dakota 58703, which has acted as the Funds' distributor since August 2009.

Since July 31, 2009, Integrity Funds Distributor has been a wholly-owned subsidiary of Corridor. Prior to July 31, 2009, Integrity Funds Distributor was a wholly-owned subsidiary of Integrity Mutual Funds, Inc. Shannon D. Radke is an officer and governor of Corridor, an officer of the Funds, and an officer and director of Integrity Funds Distributor. Peter A. Quist is a governor of Corridor and an officer of the Funds. Robert E. Walstad is a governor of Corridor and a Trustee and Chairman of the Funds. Adam C. Forthun and Brent M. Wheeler are Officers of the Funds. See "Trustees and Officers" above. Mr. Radke, Mr. Walstad, Mr. Quist, Mr. Wheeler, and Mr. Forthun are each members of Corridor and, accordingly, may indirectly benefit from the payment of 12b-1 fees described below under "Distribution and service (12b-1 fees)" or brokerage commissions by the Funds to the Distributor.

Pursuant to a Distribution Agreement with each Fund, Integrity Funds Distributor serves as principal underwriter and distributor of the Funds. Pursuant to this agreement, Integrity Funds Distributor purchases shares of the Funds for resale to the public, either directly or through securities brokers, dealers, banks, or other agents, and is obligated to purchase only those shares for which it has received purchase orders. Integrity Funds Distributor has agreed to use its best efforts to solicit orders for the sale of the Funds' shares. Integrity Funds Distributor receives for its services the applicable sales charge of a Fund's shares, and reallows a majority or all of such amount to the dealers who sold the shares; Integrity Funds Distributor may act as such a dealer. The staff of the SEC takes the position that dealers who receive 90% or more of the applicable sales charge may be deemed underwriters under the Securities Act of 1933, as amended.

The table below shows the aggregate dollar amount of underwriting commissions Viking Distributors and Integrity Funds Distributor received in connection with the offering of the Funds' shares and the net underwriting discounts and commissions Viking Distributors and Integrity Funds Distributor retained after allowances to dealers for the fiscal years ended December 31, 2010, 2009, and 2008.

	Aggregate Underwriting Commissions ($)	Amount Retained by Integrity Funds Distributor ($)
2010
Tax-Free Fund for Montana	322,742	71,901
Tax-Free Fund for North Dakota	56,731	12,592
Small-Cap Fund	1,754	290

2009 (August through December)
Tax-Free Fund for Montana	122,799	25,655
Tax-Free Fund for North Dakota	6,726	1,356
Small-Cap Fund	756	130

	Aggregate Underwriting Commissions ($)	Amount Retained by Viking Distributors ($)
2009 (January through July)
Tax-Free Fund for Montana	55,904	13,066
Tax-Free Fund for North Dakota	2,278	472
Small-Cap Fund	1,123	185

2008
Tax-Free Fund for Montana	18,334	17,434
Tax-Free Fund for North Dakota	2,982	886
Small-Cap Fund	8,164	3,809

Integrity Funds Distributor may be entitled to compensation under the Rule 12b-1 plan, as discussed below. Except as noted, Integrity Funds Distributor receives no other compensation from the Funds for acting as underwriter.

Compensation

The following table sets forth the amount of underwriting commissions, brokerage commissions, compensation on redemptions, and any other compensation received by Integrity Funds Distributor from the respective Fund indicated below during the most recent fiscal year.

	Net Underwriting Discounts and Commissions	Compensation on Redemptions and Repurchases	Brokerage Commissions	Other Compensation(1)
Tax-Free Fund for Montana	$71,901	$0	$0	$100,266
Tax-Free Fund for North Dakota	$12,592	$0	$0	$50,579
Small-Cap Fund	$290	$0	$0	$8,922

(1)Integrity Funds Distributor received this amount under the 12b-1 plan of the respective Fund.

Distribution and service (12b-1 fees)

The Funds have adopted a distribution and service plan dated July 31, 2009 with respect to each Fund (the "Plan"), in accordance with the requirements of Rule 12b-1 under the 1940 Act and the requirements of the applicable rules of FINRA regarding asset-based sales charges.

Pursuant to the Plan, each Fund may compensate Integrity Funds Distributor for its expenditures in financing any activity primarily intended to result in the sale of Fund shares and for maintenance and personal service provided to existing shareholders. The Plan authorizes payments to Integrity Funds Distributor of up to 0.25% annually of the average daily net assets of the Funds. All distribution expenses over this amount will be borne by those who have incurred them.

The Plan

The Plan provides for periodic payments by Integrity Funds Distributor to brokers, dealers and other financial intermediaries for providing shareholder services and for promotional and other sales related costs. Expenditures under the Plan may also include, among others, a prorated portion of Integrity Funds Distributor's overhead expenses; the expenses of printing prospectuses and reports used for sales purposes; and preparing and distributing sales literature and advertisements. The portion of payments by a Fund for shareholder servicing may not exceed an annual rate of 0.25% of the average daily net asset value of Fund shares owned by clients of such broker, dealer or financial intermediary.

The fee is an expense. This means that all shareholders, regardless of when they purchased their shares, will bear Rule 12b-1 expenses at the same rate. The fees shall be payable regardless of whether those fees exceed or are less than the actual expenses incurred by Integrity Funds Distributor with respect to each Fund in a particular year.

The Plan has been approved in accordance with the provisions of Rule 12b-1. The Plan is renewable annually by a vote of the Board, including a majority vote of the Board members who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Plan, cast in person at a meeting called for that purpose. It is also required that the selection and nomination of such Board members be done by the noninterested members of the Funds' Board. The Plan may be terminated at any time by vote of a majority of the noninterested Board members or by vote of a majority of the outstanding shares of the Fund.

The Plan may not be amended to increase materially the amount to be spent for distribution expenses without approval by a majority of the outstanding shares of the Fund, and all material amendments to the Plan shall be approved by a vote of the noninterested Board members, cast in person at a meeting called for the purpose of voting on any such amendment.

Integrity Funds Distributor is required to report in writing to the Board at least quarterly on the amounts and purpose of any payment made under the Plan.

Expenditures

For the fiscal year ended December 31, 2010, Integrity Funds Distributor's expenditures pursuant to the Plan were:

Integrity Funds Distributor's Eligible Expenses ($)
Tax-Free Fund for Montana
Advertising and promotion	$2,670
Compensation to dealers (including commission and service fees)	$37,474
Compensation to sales personnel and payroll taxes	$64,854
Distribution-related overhead	$14,212
Tax-Free Fund for North Dakota
Advertising and promotion	$1,312
Compensation to dealers (including commission and service fees)	$14,784
Compensation to sales personnel and payroll taxes	$31,165
Distribution-related overhead	$6,851
Small-Cap Fund
Advertising and promotion	$229
Compensation to dealers (including commission and service fees)	$4,100
Compensation to sales personnel and payroll taxes	$5,684
Distribution-related overhead	$1,234

The amount absorbed by Integrity Funds Distributor (i.e. the difference between 12b-1 fees paid by the Funds and Plan expenses incurred by the Distributor) are set forth below. Negative amounts represent unreimbursed expenses, that is, expenses that qualified for the Plan but that were paid by Integrity Funds Distributor.

Absorbed by Integrity Funds Distributor
Tax-Free Fund For Montana	($18,944)
Tax-Free Fund for North Dakota	($3,533)
Small-Cap Fund	($2,325)

As of December 31, 2010, with respect to the Small-Cap Fund, unreimbursed Plan expenses of $546 were incurred by Integrity Funds Distributor in a previous year and carried over to future years.

FINANCIAL STATEMENTS

The audited financial statements of the Funds for their most recent fiscal year appear in the Funds' annual report, and are incorporated herein by reference. The Funds' annual report is available without charge by calling 800-276-1262.

DESCRIPTION OF BOND RATINGS

The following descriptions of ratings are based on information publicly available from Moody's, S&P and Fitch.

Description of Bond Ratings

Moody's Long-Term Obligation Ratings

Aaa	Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa	Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A	Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa	Obligations rated Baa are subject to moderate credit risk. They are considered medium grade and as such may possess certain speculative characteristics.

Ba	Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B	Obligations rated B are considered speculative and are subject to high credit risk.

Caa	Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca	Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C	Obligations rated C are the lowest rated class and are typically in default, with little prospect for recovery of principal or interest.

Note:

Moody's appends numerical modifiers 1, 2, and 3 to each generic rating category from Aa through Caa. The modifier 1 indicates that the issuer or obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

S&P Long-Term Issue Ratings

AAA	An obligation rated AAA has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA	An obligation rated AA differs from the highest rated obligations only to a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A

An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB

An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C

Obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB

An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B

An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC

An obligation rated CCC is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC	An obligation rated CC is currently highly vulnerable to nonpayment.

C

A C rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the C rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument's terms or when preferred stock is the subject of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

D

An obligation rated D is in payment default. The D rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized. An obligation's rating is lowered to D upon completion of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

Plus (+) or Minus (-)	The ratings from AA to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

Fitch's Long-Term Ratings for Structured, Project and Public Finance Obligations

AAA: Highest credit quality

'AAA' ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very high credit quality	'AA' ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: High credit quality

'A' ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB: Good credit quality

'BBB' ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB: Speculative	'BB' ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time.

B: Highly speculative

'B' ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC: Substantial credit risk	Default is a real possibility.

CC: Very high levels of credit risk	Default of some kind appears probable.

C: Exceptionally high levels of credit risk	Default appears imminent or inevitable.

D: Default	Indicates a default. Default generally is defined as one of the following:
• failure to make payment of principal and/or interest under the contractual terms of the rated obligation;
• the bankruptcy filings, administration, receivership, liquidation or other winding-up or cessation of the business of an issuer/obligor; or
• the coercive exchange of an obligation, where creditors were offered securities with diminished structural or economic terms compared with the existing obligation.

Description of Municipal Short-Term Ratings

Moody's Municipal Short-Term Obligation Ratings

MIG 1

This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2	This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3	This designation denotes acceptable credit quality. Liquidity and cash flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG	This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

S&P's Municipal Note Ratings

SP-1	Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2	Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3	Speculative capacity to pay principal and interest.

Fitch's Short-Term Ratings Assigned to Issuers or Obligations in Corporate, Public and Structured Finance

F1: Highest short-term credit quality	Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2: Good short-term credit quality	Good intrinsic capacity for timely payment of financial commitments.

F3: Fair short-term credit quality	The intrinsic capacity for timely payment of financial commitments is adequate.

B: Speculative short-term credit quality	Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near-term adverse changes in financial and economic conditions.

C: High short-term default risk	Default is a real possibility.

RD: Restricted default	Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Applicable to entity ratings only.

D: Default	Indicates a broad-based default event for an entity, or the default of a specific short-term obligation.

PROXY VOTING

Information on how the Funds voted proxies relating to portfolio securities during the 12-month period ended June 30, 2010 is available without charge, upon request, by calling 800-276-1262, on the Trust's Internet site at www.integrityvikingfunds.com, and on the SEC's Internet site at www.sec.gov.

Tax-Free Funds

To the extent a Tax-Free Fund invests in any voting securities, the Board of Trustees has delegated to the Investment Adviser the final authority and responsibility for voting proxies with respect to each Tax-Free Fund's underlying securities holdings. In the event a Tax-Free Fund were to receive a proxy, the Investment Adviser may follow proxy voting guidelines developed by an independent third party such as Glass Lewis & Co. The Trustees will review each Fund's proxy voting records from time to time and will annually consider revising its proxy voting policy ("Policy").

The Investment Adviser may abstain from voting from time to time where it determines that the costs associated with voting a proxy outweigh the benefits derived from exercising the right to vote. The Investment Adviser will monitor situations that may result in a potential conflict of interest, in particular between a Fund's shareholders and Investment Adviser or any of its affiliates or an affiliate of the Funds. If any such conflict is discovered, the issue will be examined in detail by the Investment Adviser and in such circumstances, the Investment Adviser generally will refrain from voting the proxies giving rise to conflict, until the Trustees, after consultation, instruct on an appropriate course of action to vote the proxies in the best interest of the relevant Fund.

Small-Cap Fund

Fox votes proxies on behalf of the Small-Cap Fund and its proxy voting policy is set forth below.

Fox Asset Management Proxy Voting Policy

(Standard)

Introduction

Fox Asset Management LLC ("Fox") has adopted and implemented policies (and the procedures into which they are incorporated) that it believes are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with its fiduciary duties and Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. Fox's authority to vote the proxies of its clients is established by their advisory contracts or similar documentation. These proxy policies (and the procedures into which they are incorporated) reflect the SEC's requirements governing advisers and the long-standing fiduciary standards and responsibilities for ERISA accounts set out in the Department of Labor Bulletin 94-2 C.F.R. 2509.94-2 (July 29, 1994).

For those accounts which Fox has undertaken to vote proxies, Fox retains the final authority and responsibility for such voting. On behalf of its valued clients, Fox:

1.	applies a proxy voting policy consistently;

2.	documents the reasons for voting; and

3.	maintains records of voting activities for clients and regulating authorities.

To facilitate the proxy voting process, Fox utilizes Broadridge's ProxyEdge system to assist in the process of meeting notifications, voting, tracking, mailing, reporting and record maintenance necessary for the appropriate management of client accounts. ProxyEdge provides proxy information based on share positions provided directly to Broadridge by the custodian and facilitates Fox's proxy votes through an automated electronic interface.

Voting policy

Fox manages client accounts solely in the best interest of the recipients or beneficiaries of the funds it is investing. Industry standards of care, skill, prudence, and diligence are brought to bear on every investment action. This philosophy of prudence is applied to proxy voting as well.

Fox purchases an equity, focusing on the ability of the company's board of directors and senior management to improve shareholder value. However, the confidence in management shown by Fox's purchase of the stock does not transfer to automatic voting procedures whereby Fox "rubber stamps" its wishes on the proxy ballot.

Fox views the proxy as an economic instrument, and makes proxy voting decisions based on financial criteria when present. At the same time, decisions will, whenever possible, protect the rights of its clients as shareholders. Thus, in making a proxy voting decision, two primary considerations are in effect: first, the economic impact of the proposal; and second, the impact of the proposal on shareholder rights.

For Fox's clients who are supportive of timely--and sometimes controversial--social issues, Fox will attempt to vote proxies in a manner that reflects their perspective. However, it should be noted that Fox will support a social ballot item only after a careful assessment of the extent to which the outcome that is advocated in the social proposal would impair or injure the company's chances to fulfill its mission and meet its growth targets.

Therefore, to summarize all votes will be reviewed on a case-by-case basis and no issues will be considered routine. Each issue will be considered in the context of the company under review and the account for which Fox is voting. In other words, proxy voting guidelines are just that - guidelines. When company- and client-specific factors are overlaid, every proxy voting decision becomes a case-by-case decision.

Keeping in mind the concept that no issue is considered "routine," outlined below are general voting parameters on various types of issues when there are no company- and client-specific reasons for voting to the contrary.

Approval of independent auditors

Fox believes that the relationship between the company and its auditors should be limited primarily to the audit engagement, and closely allied audit-related and tax services, although non-audit services may be provided so long as they are consistent with the requirements of the Sarbanes-Oxley Act and, if required, have been approved by an independent audit committee. Fox will also consider the reputation of the auditor and any problems that may have arisen in the auditor's performance of services.

Taft-Hartley voting

Fox's Taft-Hartley proxy voting standards are based on the AFL-CIO Proxy Voting Guidelines, which comply with all fiduciary standards delineated by the U.S. Department of Labor. Taft-Hartley client accounts are governed by the Employee Retirement Income Security Act, or ERISA. ERISA sets forth the tenets under which pension fund assets must be managed and invested. Proxy voting rights have been declared by the Department of Labor to be valuable plan assets and therefore must be exercised in accordance with the fiduciary duties of loyalty and prudence. The duty of loyalty requires that the voting fiduciary exercise proxy-voting authority solely in the interest of participants and plan beneficiaries. The duty of prudence requires that decisions be made based on financial criteria, when present, and that a clear process exists for evaluating proxy issues.

This policy crafted to meet these requirements by promoting long-term shareholder value. Fox will assess the short-term and long-term impact of a vote, and will promote a position that is consistent with the long-term economic best interests of plan beneficiaries and participants.

Fox's Taft-Hartley proxy voting guidelines address a broad range of issues, including election of directors, executive compensation, proxy contests and tender offer defenses-major voting items that can have a significant effect on long-term shareholder value. In addition, Fox considers workplace issues that may have an impact on corporate performance, including:

•	corporate policies that affect job security and wage levels;

•	corporate policies that affect local economic development and stability;

•	corporate responsibility to employees and communities; and

•	workplace safety and health issues.

Management proposals

1)	When voting on common, management-sponsored initiatives, Fox generally, although not always, votes in support of management.

	a)	Uncontested election of directors

i)

Fox will assess the attendance. Poor attendance can be defined as failing to attend 75% of the scheduled board meetings. Other factors to consider are poor company performance as measured against industry group, the independent nature of board and committees, past executive compensation practices, and negligent director oversight.

ii)

In re-electing incumbent directors, the long-term performance of the company relative to its peers—Fox will not vote to re-elect a board if the company has had consistent poor performance relative to its peers in the industry, unless the board has taken or is attempting to take steps to improve the company's performance.

iii)

Existence of any prior SEC violations and/or other criminal offenses—Fox will not vote in favor of a director nominee who, to Fox's actual knowledge, is the subject of SEC or other criminal enforcement actions.

	b)	Approval of auditors provided they are independent as per the Sarbanes-Oxley Act.

	c)	Directors' liability and indemnification proposals will be supported if the provisions conform to state law. However, provisions which limit liability for breach of duty and gross negligence.

	d)	General updating or passing corrective amendments to charter.

	e)	Elimination of preemptive rights.

	f)	Approval of a stock split.

	g)	Separate the positions of Chairman and Chief Executive Officer.

2)	When voting items that have a potential positive financial or best interest impact, Fox generally, although not always, votes in support of management.

	a)	Capitalization changes which eliminate other classes of stock and differential voting rights.

	b)	Changes in common stock authorization for stock splits, stock dividends, and other specified needs which are no more than 50% of the existing authorization.

	c)	Stock purchase plans that conform to Section 423 of the Internal Revenue Code.

	d)	Other stock-based plans which are appropriately structured.

	e)	Reductions in supermajority vote requirements.

	f)	Adoption of antigreen mail provisions.

g)

Mergers and acquisitions that are positive to shareholders after considering the following criteria: anticipated financial and operating benefits; offer price (cost v. premium); prospects of the combined companies; how the deal was negotiated; changes in corporate governance and their impact on shareholder rights, long-term shareholder value preserved by assessing the impact on the company stakeholders including community and work force, and competitiveness strengthened through synergy, not devaluation of assets.

	h)	Mutual Funds: Approve or amend investment advisory agreement if there is no fee increase or if the fee is comparable to similar funds.

	i)	Mutual Funds: Approve change in fundamental investment policies if there is no significant change in risk or in investment objective.

3)	When voting items that have potential negative financial or best interest impact, Fox generally, although not always, votes to oppose management.

	a)	Elimination of cumulative voting.

	b)	Capitalization changes which add classes of stock that are "blank check" in nature or that dilute the voting interests of existing shareholders.

c)

Increases in capitalization authorization greater than 50% where management does not offer an appropriate rationale for the increase or that appears to be contrary to the best interests of existing shareholders.

	d)	Anti-takeover provisions which serve to prevent the majority of shareholders from exercising their rights or which effectively deter appropriate tender offers and other offers.

	e)	Amendments to bylaws which would require supermajority shareholder votes to pass or repeal certain provisions.

	f)	Classified board of directors.

	g)	Shareholder rights plans which allow appropriate offers to shareholders to be blocked by the board or which trigger provisions which prevent legitimate offers from proceeding.

	h)	Excessive Compensation or non-salary compensation-related proposals.

i)

Excessive change-in-control provisions embedded in non-salary compensation plans, employment contracts, and severance agreements that benefit management and would be costly to shareholders if triggered.

	j)	Approve or amend director age restrictions.

	k)	Adjournment of meeting in order to solicit additional votes.

	l)	"Other businesses as properly come before the meeting" proposals which give a "blank check" to those acting as proxy.

Shareholder proposals

Traditionally, shareholder proposals have been used mainly for putting social initiatives and issues in front of management and other shareholders.

All shareholder proposals are examined closely to determine long-term economic impact and the impact on the interests of shareholders.

1)	When voting shareholder proposals, Fox in general supports the following items:

		i)	Adoption of CERES Principles.

		ii)	Anti-greenmail provisions.

		iii)	Auditors should attend the annual meeting of shareholders.

		iv)	Bylaw or charter amendments to be made only with shareholder approval.

		v)	Confidential voting.

		vi)	Election of the board on an annual basis (declassify the board).

		vii)	Elimination of outside directors' retirement benefits.

		viii)	Establishing independent audit, nominating, or compensation committees.

		ix)	Expanded reporting of financial or compensation information, within reason.

		x)	Opting-out of state business combination provisions.

		xi)	Reduction or elimination of supermajority vote requirements.

		xii)	Requiring a majority of independent directors on the board.

		xiii)	Submit shareholder rights plan (poison pill) to vote, or redeem the plan.

		xiv)	Undo various anti-takeover related provisions.

	b)	Specific Considerations for Labor Organizations or Mandates

		i)	Corporate conduct and human rights. Principles relating to company investment in countries with patterns of human rights abuses (Northern Ireland, Burma, former Soviet Union and China).

		ii)	Equality principles on sexual orientation.

		iii)	Fair lending resolutions that call for financial institutions to comply with lending regulations and/or establish fair lending goals.

		iv)	Proposals regarding equal employment opportunities and discrimination.

		v)	Reports on foreign military sales and economic conversion facilities.

	c)	Specific Considerations for Religious Organizations or Mandates

		i)	Human resources issues.

		ii)	Maquiladora Standards and International Operations Policies.

		iii)	McBride Principles.

		iv)	Military Business.

		v)	Proposals regarding equal employment opportunities and discrimination.

		vi)	Requests that companies end their production of legal, but socially questionable, products.

	d)	Specific Considerations for Socially Conscious Organizations or Mandates

		i)	Energy and the environment.

		ii)	Equal credit opportunity.

		iii)	Equality principles on sexual orientation.

		iv)	Human resources issues.

		v)	Maquiladora Standards and International Operations Policies.

		vi)	Military business.

		vii)	Northern Ireland and other human rights related issues.

		viii)	Proposals regarding equal employment opportunities and discrimination.

		ix)	Requests that companies end their production of legal, but socially or morally questionable, products.

2)	When voting shareholder proposals, Fox in general opposes the following items:

		i)	Adoption of labor standards for foreign and domestic suppliers.

		ii)	Establishing a mandatory retirement age for directors.

		iii)	Limiting tenure of directors.

		iv)	Proposals which require inappropriate endorsements or corporate actions.

v)

Reports which are costly to provide, would require duplicative efforts, would require expenditures which are of a non-business nature, or would provide no pertinent information from the perspective of ERISA shareholders.

		vi)	Requiring directors to own stock before being eligible to be elected.

		vii)	Restrictions related to social, political, or special interest issues which negatively impact the ability of the company to do business or be competitive.

	b)	Specific Considerations for Labor Organizations or Mandates

		i)	Spin-off of defense business and tobacco-related business.

	c)	Specific Considerations for Religious Organizations or Mandates

		i)	Equality principles on sexual orientation.

	d)	Specific Considerations for Socially Conscious Organizations or Mandates

		i)	No specific provisions.

3)	When voting shareholder proposals, Fox in general abstains on the following items:

		i)	Energy and the environment.

		ii)	Equality principles on sexual orientation.

		iii)	Human resources issues.

		iv)	Maquiladora Standards and International Operations Policies.

		v)	Military business.

		vi)	Northern Ireland.

		vii)	Proposals regarding equal employment opportunities and discrimination.

		viii)	Requests that companies end their production of legal, but socially questionable, products.

	b)	Specific Considerations for Labor Organizations or Mandates

		i)	No specific provisions.

	c)	Specific Considerations for Religious Organizations or Mandates

		i)	No specific provisions.

	d)	Specific Considerations for Socially Conscious Organizations or Mandates

		i)	No specific provisions.

Corporate governance

Corporate governance issues may include, but are not limited to, the following:

1)

Corporate Defenses. Although Fox will review each proposal on a case-by-case basis, Fox will generally vote against management proposals that (a) seek to insulate management from all threats of change in control, (b) provide the board with veto power against all takeover bids, (c) allow management or the board of the company to buy shares from particular shareholders at a premium at the expense of the majority of shareholders, or (d) allow management to increase or decrease the size of the board at its own discretion. Fox will only vote in favor of those proposals that do not unreasonably discriminate against a majority of shareholders or greatly alter the balance of power between shareholders on one side, and management and the board on the other.

2)

Corporate Restructuring. These may include mergers and acquisitions, spin-offs, asset sales, leveraged buy-outs and/or liquidations. In determining the vote on these types of proposals, Fox will consider the following factors: (a) whether the proposed action represents the best means of enhancing shareholder values, (b) whether the company's long-term prospects will be positively affected by the proposal, (c) how the proposed action will impact corporate governance and/or shareholder rights, (d) how the proposed deal was negotiated, (e) whether all shareholders receive equal/fair treatment under the terms of the proposed action, and/or (f) whether shareholders could realize greater value through alternative means.

Identification and resolution of conflicts with clients

As fiduciaries of their clients, Fox puts the interests of its clients ahead of its own. In order to ensure that relevant personnel at Fox are able to identify potential conflicts of interest, Fox will take the following steps:

1)

Quarterly, the Fox Compliance department will seek information from the heads of each department of Fox. Each department head (operations, wrap, marketing and trading) will be asked to provide a list of significant business relationships or prospective significant business relationships of Fox. An example would be a brokerage firm or corporate client that represents a large source of assets for Fox.

2)	The CCO will compile a list of the companies identified (the "Conflicted Companies") and provide that list to the Proxy Administrator.

3)

The Proxy Administrator will then compare the list of Conflicted Companies with the names of companies for which he or she expects to receive or has received proxy statements (the "Proxy Companies"). If a Conflicted Company is also a Proxy Company, the Proxy Administrator will report that fact to the Fox CCO and the Chief Investment Officer.

The CCO and the CIO will then determine if a conflict of interest exists between Fox and the client. If they determine that a conflict exists, they or their designees will take the following steps to seek to resolve such conflict prior to voting any proxies relating to these Conflicted Companies.

1)

If the Proxy Administrator expects to vote the proxy (in consultation with the appropriate Investment Committee member) of the Conflicted Company strictly according to the guidelines contained in these Proxy Voting Policies (the "Policies), he or she will 1) inform the CCO and the CIO of that fact and, 2) vote the proxies and 3) record the existence of the conflict and the resolution of the matter.

2)

If the Proxy Administrator intends to vote (in consultation with the appropriate Investment Committee member) in a manner inconsistent with the guidelines contained herein or, if the issues raised by the proxy are not contemplated by these Policies, and the matters involved in such proxy could have a material on the client(s) involved, Fox will seek instruction on how the proxy should be voted from:

	a)	The client, in the case of an individual or corporate client;

	b)	In the case of a Fund its board of directors, or any committee identified by the board; or

	c)	The advisor, in situations where Fox acts as a sub-advisor to such advisor.

Fox Asset Management will provide all reasonable assistance to each party to enable such party to make an informed decision.

If the client, fund board or the advisor, as the case may be, fails to instruct Fox on how to vote the proxy, Fox will generally abstain from voting in order to avoid the appearance of impropriety. If however, the failure of Fox to vote its client's proxies would have a material adverse economic impact on Fox's clients' securities holdings in the Conflicted Company, Fox may vote such proxies to protect its clients' interests. In either case, the Proxy Administrator will record the existence of the conflict and the resolution of the matter.

Recordkeeping

Fox will maintain records relating to the proxies it votes on behalf of its clients in accordance with Section 204-2 of the Investment Advisers Act of 1940, as amended. Those records will include:

*	A copy of Fox's proxy voting policies and procedures;

*

Proxy statements received regarding client securities (if such proxies are available on the SEC's EDGAR system or a third party undertakes to promptly provide a copy of such documents to Fox, Fox does not need to retain a separate copy of the proxy statement);

*	A record of each vote cast;

*	A copy of any document created by Fox that was material to making a decision on how to vote a proxies for a client or that memorializes the basis for such a decision; and

*	Each written client request for proxy voting records and Fox's written response to any client request (whether written or oral) for such records.

All records described above will be maintained in an easily accessible place for five years and will be maintained in the offices of Fox for two years after they are created.

PART C
OTHER INFORMATION

ITEM 28: EXHIBITS

(a)	(1) Certificate of Trust. Incorporated by reference to Registrant's registration statement, filed May 7, 1999, EDGAR Accession No. 0001082744-99-000013.

(2) Trust Instrument of Viking Mutual Funds. Incorporated by reference to Registrant's registration statement, filed May 3, 2010, EDGAR Accession No. 0001082744-10-000016.

(3)

Schedule A—Current Series of Viking Mutual Funds. Incorporated by reference to Post-Effective Amendment No. 3 to Registrant's registration statement, filed April 17, 2001 EDGAR Accession No. 0001082744-01-00008.

(b)	By-laws of Viking Mutual Funds. Incorporated by reference to Registrant's registration statement, filed May 3, 2010, EDGAR Accession No. 0001082744-10-000016.

(c)	Declaration of Trust filed under (a) and By-laws filed under (b).

(d)	(1)

Investment Advisory Agreement Between Viking Mutual Funds and Viking Fund Management, LLC, on behalf of all Series. Incorporated by reference to Registrant's registration statement, filed May 3, 2010, EDGAR Accession No. 0001082744-10-000016.

(2)

Sub-Advisory Agreement Between Viking Fund Management, LLC and Fox Asset Management, LLC with respect to Viking Small-Cap Growth Fund. Incorporated by reference to Registrant's registration statement, filed May 3, 2010, EDGAR Accession No. 0001082744-10-000016.

(e)	(1)

Distribution Agreement with Integrity Funds Distributor, LLC for Viking Tax-Free Fund for Montana. Incorporated by reference to Registrant's registration statement, filed May 3, 2010, EDGAR Accession No. 0001082744-10-000016.

(2)

Distribution Agreement with Integrity Funds Distributor, LLC for Viking Tax-Free Fund for North Dakota. Incorporated by reference to Registrant's registration statement, filed May 3, 2010, EDGAR Accession No. 0001082744-10-000016.

(3)

Distribution Agreement with Integrity Funds Distributor, LLC for Viking Small-Cap Value Fund. Incorporated by reference to Registrant's registration statement, filed May 3, 2010, EDGAR Accession No. 0001082744-10-000016.

(f)	Bonus, Profit Sharing or Pension Plans. None.

(g)	Custody Agreement with Wells Fargo Bank, N.A. on behalf of all Series. Incorporated by reference to Registrant's registration statement, filed May 3, 2010, EDGAR Accession No. 0001082744-10-000016.

(h)	(1)

Transfer Agency Agreement Between Viking Mutual Funds and Integrity Fund Services, LLC. Incorporated by reference to Registrant's registration statement, filed May 3, 2010, EDGAR Accession No. 0001082744-10-000016.

(2)

Administrative and Accounting Services Agreement Between Viking Mutual Funds and Integrity Fund Services, LLC. Incorporated by reference to Registrant's registration statement, filed May 3, 2010, EDGAR Accession No. 0001082744-10-000016.

(3) Management Fee Waiver and Expense Reimbursement Agreement Between Viking Mutual Funds, on behalf of all Series, and Viking Fund Management, LLC, effective April 30, 2011 through April 29, 2012.

(i)	Consent of counsel.

(j)	Consent of Independent Auditors

(k)	Other Financial Statements. None.

(l)	Initial Capital Agreements. None.

(m)	Plan of Distribution and Service Pursuant to Rule 12b-1. Incorporated by reference to Registrant's registration statement, filed May 3, 2010, EDGAR Accession No. 0001082744-10-000016.

(n)	Rule 18f-3. None.

(o)	Reserved.

(p)	Code of Ethics.

(z)	Power of Attorney Authorization. Incorporated by reference to Registrant's registration statement, filed March 1, 2010, EDGAR Accession No. 0001082744-10-000004.

ITEM 29: PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

No person is controlled by or under common control with the Registrant.

ITEM 30: INDEMNIFICATION

A Delaware statutory trust may provide in its governing instrument for indemnification of its officers and trustees from and against any and all claims and demands whatsoever. Article IX, Section 2 of the Trust Instrument provides that the Registrant shall indemnify any present or former trustee, officer, employee or agent of the Registrant (Covered Person) to the fullest extent permitted by law against liability and all expenses reasonably incurred or paid by him or her in connection with any claim, action, suit or proceeding (Action) in which he or she becomes involved as a party or otherwise by virtue of his or her being or having been a Covered Person and against amounts paid or incurred by him or her in settlement thereof. Indemnification will not be provided to a person adjudged by a court or other body to be liable to the Registrant or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office (Disabling Conduct), or not to have acted in good faith in the reasonable belief that his or her action was in the best interest of the Registrant. In the event of a settlement, no indemnification may be provided unless there has been a determination that the officer or trustee did not engage in Disabling Conduct (i) by the court or other body approving the settlement; (ii) by at least a majority of those trustees who are neither interested persons, as that term is defined in the Investment Company Act of 1940 (1940 Act), of the Registrant (Independent Trustees), nor are parties to the matter based upon a review of readily available facts; or (iii) by written opinion of independent legal counsel based upon a review of readily available facts.

Pursuant to Article IX, Section 3 of the Trust Instrument, if any present or former shareholder of any series (Series) of the Registrant shall be held personally liable solely by reason of his or her being or having been a shareholder and not because of his or her acts or omissions or for some other reason, the present or former shareholder (or his or her heirs, executors, administrators or other legal representatives or in the case of any entity, its general successor) shall be entitled out of the assets belonging to the applicable Series to be held harmless from and indemnified against all loss and expense arising from such liability. The Registrant, on behalf of the affected Series, shall, upon request by such shareholder, assume the defense of any claim made against such shareholder for any act or obligation of the Series and satisfy any judgment thereon from the assets of the Series.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 (1933 Act) may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

ITEM 31: BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

The business of Viking Management, Inc. ("Viking Management") is summarized under "Management and Other Services" in the Statement of Additional Information constituting Part B of this Registration Statement, which summary is incorporated herein by reference.

The information required by this Item 31 with respect to each director, officer, or partner of the Registrant's adviser, Viking Management, is incorporated by reference to Form ADV filed by Viking Management with the Securities and Exchange Commission pursuant to the Investment Advisers Act of 1940, as amended (File No. 801-56605).

The information required by this Item 31 with respect to each director, officer, or partner of the Registrant's sub-adviser, Fox Asset Management, LLC, is incorporated by reference to Form ADV filed by Fox Asset Management, LLC with the Securities and Exchange Commission pursuant to the Investment Advisers Act of 1940, as amended (File No. 801-60656).

ITEM 32: PRINCIPAL UNDERWRITERS

(a)

Integrity Funds Distributor, LLC, the principal underwriter distributing securities of the Registrant, also serves as the principal underwriter for Integrity Managed Portfolios, Integrity Fund of Funds, Inc., and The Integrity Funds. Integrity Funds Distributor, LLC is registered with the Securities and Exchange Commission as a broker-dealer and is a member of the Financial Industry Regulatory Authority ("FINRA").

(b)	Set forth below is information concerning the directors and officers of the Registrant's principal underwriter.

	NAME AND PRINCIPAL BUSINESS ADDRESS	POSITIONS AND OFFICES WITH UNDERWRITER	POSITIONS AND OFFICES WITH REGISTRANT
	Shannon D. Radke PO Box 500 Minot, North Dakota 58702	Director, President	President
	Toben Taft PO Box 500 Minot, North Dakota 58702	Director, Vice President	None
	Laura K. Anderson PO Box 500 Minot, North Dakota 58702	Director, Secretary	None
	Kraig Klebe PO Box 500 Minot, North Dakota 58702	Director, Treasurer	None

(c)	No commissions or other compensation were received directly or indirectly from the Registrant by any principal underwriter who was not an affiliated person of the Registrant.

ITEM 33: LOCATION OF ACCOUNTS AND RECORDS

Wells Fargo Bank, NA, Global Trust & Custody, 801 Nicollet Mall, Suite 700, Minneapolis, MN 55479, serves as custodian of the Registrant and maintains all records related to that function. Integrity Fund Services, LLC serves as transfer agent, dividend disbursing, administrative, and accounting services agent of the Registrant and maintains all records related to those functions. Integrity Funds Distributor, LLC serves as the principal underwriter of the Registrant and maintains all records related to that function. Viking Fund Management, LLC and Fox Asset Management, LLC, 331 Newman Springs Road, Suite 122, Red Bank, New Jersey 07701 serve as the Registrant's investment adviser and sub-adviser, respectively, and maintain all records related to those functions. The Registrant maintains all of its corporate records. The address of Integrity Funds Distributor, LLC, Integrity Fund Services, LLC, Viking Fund Management, LLC and the Registrant is 1 Main Street North, Minot, North Dakota 58703.

ITEM 34: MANAGEMENT SERVICES

Other than as set forth in Parts A and B of this Registration Statement, the Registrant is not a party to any management-related service contract.

ITEM 35: UNDERTAKINGS

None

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, VIKING MUTUAL FUNDS, certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment Number 19 to its Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Minot and State of North Dakota on the 29th day of April, 2011.

VIKING MUTUAL FUNDS
By:	/s/ Shannon D. Radke
Shannon D. Radke
President

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment Number 19 to its Registration Statement has been signed below by the following persons in the capacities indicated on April 29, 2011.

Signature	Title

/s/ Shannon D. Radke	President
Shannon D. Radke	(Principal Executive Officer)

/s/ Adam Forthun	Treasurer
Adam Forthun	(Principal Financial and Accounting Officer)

Robert E. Walstad*	Trustee and Chairman of the Board	)
Jerry M. Stai*	Trustee	)	By:	/s/ Shannon D. Radke
Orlin W. Backes*	Trustee	)		Shannon D. Radke
R. James Maxson*	Trustee	)		Attorney-in-Fact

*An original power of attorney authorizing Shannon D. Radke to execute any amendment to Registration Statement No. 333-77993 for each of the trustees of the Registrant on whose behalf this Post-Effective Amendment No. 19 to the Registration Statement is being filed has been executed and previously filed with the Securities and Exchange Commission.

EXHIBITS

(h)	(3) Management Fee Waiver and Expense Reimbursement Agreement Between Viking Mutual Funds and Viking Fund Management, LLC, effective April 30, 2011 through April 29, 2012.

(i)	Consent of counsel.

(j)	Consent of Independent Auditors.

(p)	Code of Ethics.